UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Merge Healthcare Incorporated

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Merge Healthcare Incorporated
6737 West Washington Street
Milwaukee, Wisconsin 53214–5650
(414) 977–4000
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of Merge Healthcare Incorporated:
     We invite you to attend our 2008 Annual Meeting of Shareholders on August 19, 2008, at 9:00 a.m., Central Time, at the Company’s headquarters located at 6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin 53214. At the Annual Meeting, as we describe in the accompanying Proxy Statement, we will ask you to vote on the following matters:
1.	the election of seven (7) directors;

2.	an amendment to the Merge Healthcare Incorporated 2005 Equity Incentive Plan to increase the shares of common stock authorized for issuance thereunder by 3,000,000 shares;

3.	an amendment to our Amended and Restated Articles of Incorporation (or the Certificate of Incorporation of the Surviving Corporation of the Merger described below) allowing our board of directors, in its discretion at any time prior to August 19, 2009, to effect a reverse stock split of our outstanding common stock with an exchange ratio of either two-for-three or one-for-two in an attempt to maintain compliance with the listing requirements of The NASDAQ Global Market;

4.	the change in our state of incorporation from Wisconsin to Delaware by approving and adopting an Agreement and Plan of Merger providing for our merger into our wholly-owned subsidiary incorporated in Delaware;

5.	the ratification of our appointment of the firm of BDO Seidman, LLP as our independent registered public accounting firm for 2008; and

6.	such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.
     You are entitled to vote at the Annual Meeting only if you were a Shareholder of record at the close of business on July 11, 2008. A Proxy Statement and proxy card are enclosed. Whether or not you expect to attend the Annual Meeting, it is important that you promptly complete, sign, date and mail the proxy card in the enclosed envelope so that you may vote your shares.

By order of the Board of Directors: Justin C. Dearborn Chief Executive Officer

Milwaukee, Wisconsin
July 23, 2008
Our 2007 Summary Annual Report (including our Company’s Annual Report on Form 10–K) is enclosed with this Notice and Proxy Statement.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL ONE: ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
MANAGEMENT
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2007
OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
DIRECTOR COMPENSATION FOR FISCAL YEAR 2007
OUTSTANDING EQUITY AWARDS OF DIRECTORS AT FISCAL YEAR END
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL TWO: AMENDMENT OF THE 2005 EQUITY INCENTIVE PLAN
PROPOSAL 3: AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION
PROPOSAL 4: APPROVAL OF A CHANGE OF THE COMPANY’S STATE OF INCORPORATION
PROPOSAL FIVE: RATIFICATION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT PUBLIC ACCOUNTANTS
ANNUAL REPORT ON FORM 10-K
SHAREHOLDER PROPOSALS
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
MAILINGS TO HOUSEHOLDS
APPENDIX A: AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
APPENDIX B: FORM OF AGREEMENT AND PLAN OF MERGER
APPENDIX C: CERTIFICATE OF INCORPORATION
APPENDIX D: BYLAWS

PROXY STATEMENT
FOR THE
2008 ANNUAL MEETING OF SHAREHOLDERS OF
MERGE HEALTHCARE INCORPORATED
AUGUST 19, 2008
     Unless the context otherwise requires, all references in this Proxy Statement to “we,” our,” “us,” or the “Company” are to Merge Healthcare Incorporated and its subsidiaries.
Why have I received this Proxy Statement?
     We are furnishing this Proxy Statement to the holders of shares of our Common Stock (whom we refer to as “you” or our “Shareholders”), in connection with the solicitation of proxies by our Board of Directors (which we refer to as our “Board”) for use at the 2008 Annual Meeting of Shareholders to be held on August 19, 2008, or any adjournment or postponement thereof (which we refer to as the “Annual Meeting”). We first sent this Proxy Statement, the enclosed Notice and proxy card to Shareholders on or about July 23, 2008.
When will the Annual Meeting be held?
     The Annual Meeting will be convened at approximately 9:00 a.m. Central Time on August 19, 2008. Any adjournment or postponement thereof will be announced at the Annual Meeting.
Who is entitled to vote at the Annual Meeting?
     You are entitled to vote at the Annual Meeting only if you were a Shareholder of record at the close of business on July 11, 2008. In addition, shares of our Common Stock represented by properly executed proxies in the accompanying form received by our Board prior to the Annual Meeting and our Preferred Series 3 Special Voting Share will be voted at the Annual Meeting. A complete list of Shareholders eligible to vote will be available for inspection at our offices beginning two (2) business days after the date of this Notice and Proxy Statement.
How many shares will be entitled to vote at the Annual Meeting?
     At the close of business on July 11, 2008, there were 56,830,998 shares of our Common Stock outstanding that have voting rights, including: (i) 55,145,458 shares of our Common Stock, and (ii) one Preferred Series 3 Special Voting Share, which entitles the holder of record of such share to voting rights equal to 1,685,540 shares of our Common Stock. The Preferred Series 3 Special Voting Share was issued by us in connection with our business combination with Cedara Software Corp. (which we refer to as “Cedara”) to provide voting rights to holders of Merge Cedara ExchangeCo Limited Exchangeable Shares (which we refer to as “Exchangeable Shares”), which shares are exchangeable into shares of our Common Stock. The Preferred Series 3 Special Voting Share will be treated as Common Stock having 1,685,540 votes at the Annual Meeting. Our current directors and Executive Officers beneficially own 27,528,894 shares of our Common Stock, or approximately 48.44% of our total outstanding Common Stock, which they intend to vote in favor of the proposals.
How many shares are required to be present at the Annual Meeting?
     A quorum of Shareholders is necessary to hold a valid meeting. The presence in person or representation by proxy at any meeting of our Shareholders of a majority of the outstanding shares of our Common Stock entitled to vote at the meeting constitutes a quorum. If a quorum is not present, then the Annual Meeting may be postponed or adjourned, without notice other than announcement at the Annual Meeting, until a quorum is present or represented. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent meeting.

     Broker non–votes are counted for purposes of determining whether a quorum is present at the Annual Meeting, but are not counted for purposes of determining whether a proposal has been approved. A broker non–vote occurs on an item when a broker does not have discretionary voting authority to vote on a proposal and has not received instructions from the beneficial owner of the shares as to how to vote on the proposal.
How will my vote be counted?
     If you specify a choice with respect to any matter to be acted upon in the enclosed proxy and return it to our Board, the shares of our Common Stock represented by that proxy will be voted as specified. If you do not specify a choice in an otherwise properly executed proxy with respect to any proposal referred to therein, the shares of our Common Stock represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of our Board described herein. Votes cast by proxy or in person at the Annual Meeting will be counted by an inspector of election appointed for the Annual Meeting, who will also determine whether or not a quorum is present.
May I change my vote after returning this proxy?
     If you sign and return a proxy in the accompanying form, you may revoke it by: (i) giving written notice of revocation to us before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later–dated proxy before the proxy is voted at the Annual Meeting; or (iii) attending the Annual Meeting and voting your shares of Common Stock in person.
What vote is required to approve the proposals?
     The seven (7) nominees receiving the highest vote totals of the eligible shares of our Common Stock will be elected as our directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. For approval of the proposed amendment to our 2005 Equity Incentive Plan, the affirmative vote of holders of a majority of the shares of our Common Stock that are cast at the Annual Meeting is required. The proposed change in our state of incorporation by means of an Agreement and Plan of Merger will be approved if it receives the affirmative vote of a majority of the shares of our Common Stock entitled to vote on the matter and present or represented by proxy at the meeting, provided a quorum is present. The proposed amendment to our Amended and Restated Articles of Incorporation, the ratification of our appointment of the firm of BDO Seidman, LLP as our independent registered public accounting firm for 2008, as well as any other matter that is properly brought before the Annual Meeting, will be approved if the votes cast in favor of the proposal exceed the votes cast against it and there is a quorum.
Are there any dissenters’ or appraisal rights for those who vote against any of the proposals?
     No. None of the matters to be presented and acted upon at the Annual Meeting will entitle any Shareholder to appraisal or dissenters’ rights pursuant to Wisconsin law.
Who will pay solicitation costs associated with this Proxy Statement?
     We will make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares of our Common Stock held of record by those persons. We may reimburse these custodians, nominees and fiduciaries for their reasonable out–of–pocket expenses incurred in forwarding proxy materials to these beneficial owners. We will bear the cost of soliciting proxies, although we currently do not intend to solicit proxies. In addition to the use of the mail, proxies may be solicited by our directors, officers or employees, who will not be specifically compensated for these services, by means of personal calls upon, or telephonic, telegraphic or facsimile communications with, Shareholders or their representatives.
     The mailing address of our principal executive offices is 6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin 53214–5650. Our Shareholder email address is shareholderinfo@mergehealthcare.com and our web site is located at www.mergehealthcare.com. The shares of our Common Stock are included for quotation on The Nasdaq Global Market under the symbol “MRGE.”

     WE INTEND TO BEGIN MAILING THIS PROXY STATEMENT ON OR ABOUT JULY 23, 2008.

PROPOSAL ONE: ELECTION OF DIRECTORS
     Seven (7) individuals will be elected at the Annual Meeting to serve as directors until our next annual meeting of Shareholders or otherwise as provided in our Amended and Restated By-laws adopted on September 6, 2006 (which we refer to as our “By-laws”). The individuals named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees with respect to all proxies we receive unless instructions to the contrary are provided. If any nominee becomes unavailable for any reason, the votes will be cast for a substitute nominee designated by our Board. Our directors have no reason to believe that any of the nominees named below will be unable to serve if elected.
     As a result of the transaction with Merrick RIS, LLC (which we refer to as “Merrick”) that we describe below under “Corporate Governance – Related Person Transactions,” Merrick had the continuing right under the agreement governing the transaction to designate five (5) persons to be nominated to our Board, subject to reduction upon a decrease in Merrick’s ownership percentage in our Company. As previously announced, effective upon the election of directors at the Annual Meeting, four (4) of our directors will resign and our Board will consist of the seven (7) nominees listed below. In connection with this reduction of the size of our Board, on July 1, 2008, Merrick and us amended such agreement, effective upon adoption of Proposal No. 1 set forth in this Proxy Statement, pursuant to which (i) Merrick will give up its contractual right to nominate persons to our Board and (ii) Merrick will no longer be obligated to vote for the slate of directors nominated by the Company.
     The following table lists the names of the seven (7) of our current directors who are candidates for reelection, and their respective ages and positions with us, followed by a brief biography of each individual, including their business experience during the past five years.

Dennis Brown	60	Director
Justin C. Dearborn	38	Director and Chief Executive Officer
Michael W. Ferro, Jr.	41	Chairman of Board
Robert T. Geras	70	Director
Gregg G. Hartemayer	55	Director
Richard A. Reck	58	Director
Neele E. Stearns, Jr.	72	Director
     Dennis Brown served as vice president of finance, chief financial officer and treasurer of Apogent Technologies Inc. (which we refer to as “Apogent”), a New York Stock Exchange company from January 2003 to December 2004. Fisher Scientific International Inc. acquired Apogent in August 2004, and after completion of a transition period, Mr. Brown retired from Apogent in December 2004. From December 2000 through January 2003, Mr. Brown served as a financial consultant to Apogent. Mr. Brown also served as vice president of finance, chief financial officer and treasurer of Apogent’s predecessor, Sybron International Corporation (which we refer to as “Sybron”), a publicly traded company formerly headquartered in Milwaukee, Wisconsin, from January 1993 through December 2000, at which time Sybron’s life sciences group was relocated to Portsmouth, New Hampshire, and Sybron was renamed Apogent. Mr. Brown is a Fellow of the Chartered Institute of Management Accountants (England). Mr. Brown has served on our Board since May 2003 and previously served on our Board from the date of our initial public offering in February 1998 until May 2000.
     Justin C. Dearborn served as Managing Director and General Counsel of Merrick Ventures, LLC (which we refer to as “Merrick Ventures”) from January 2007 until his appointment as Chief Executive Officer of the Company on June 4, 2008. Mr. Dearborn has diverse experience in operational, financial and legal roles. Prior to joining Merrick Ventures, Mr. Dearborn worked over nine years for Click Commerce, Inc. (which we refer to as “Click Commerce”), a publicly traded software and services company that was acquired by Illinois Tool Works Inc. in October 2006. From May 2003 until May, 2005, Mr. Dearborn served as Vice President of Corporate Legal Affairs and Human Resources at Click Commerce. Mr. Dearborn was appointed Corporate Secretary of Click Commerce on May 2, 2003. Prior to Click Commerce, Mr. Dearborn worked at Motorola, Inc. where he specialized in intellectual property transactions and also held management positions in Motorola’s Semiconductor and Corporate Groups. Mr. Dearborn is a C.P.A. and a member of the Illinois Bar Association and holds a B.A. from Illinois State University and a J.D. from DePaul University.
     Michael W. Ferro, Jr., has served as a director and chairman of our Board since June 4, 2008. Since May 2007, Mr. Ferro has served as Chairman and Chief Executive Officer of Merrick Ventures, a private investment firm. From June 1996 until October 2006, Mr. Ferro served as Chief Executive Officer and Chairman of the Board of Click Commerce. Mr. Ferro is currently a member of the Board of Trustees of the Chicago Museum of Science and Industry, the Field Museum, the Joffrey Ballet, Northwestern University and the Lyric Opera of Chicago. He also serves on the boards of directors of the Chicago Community Trust, Children’s Memorial Hospital, Northwestern Memorial Foundation, Big Shoulders Foundation, and AfterSchool Matters. Mr. Ferro holds a B.A. from the University of Illinois.
     Robert T. Geras has been a shareholder since May 1989 and a director since prior to our initial public offering in 1998. Since January 2004, Mr. Geras has been a director of Capital Growth Systems, Inc., a public reporting holding company and for Nexvu Technologies LLC, an application performance management software company. Mr. Geras has been a private venture investor for more than 26 years and has participated as a director of, investor in, and/or advisor to numerous small businesses in fields ranging from medical equipment, computer software, banking, telecommunications, industrial distribution and the internet. He has also assisted in corporate planning, capital formation and management for his various investments. Mr. Geras holds a B.S.B.A. from Northwestern University.
     Gregg G. Hartemayer has served as a director since June 4, 2008 and is a member of our Nominating and Corporate Governance Committee and our Compensation Committee. Since May 2007, Mr. Hartemayer has served as a special advisor to Merrick Ventures. Prior to his association with Merrick Ventures, he served in various capacities at Arthur Anderson LLP, and its then affiliate, Accenture, for 28 years. Mr. Hartemayer retired from Accenture in February 2004 where he was Chief Executive for Global Technology, Outsourcing and Global Delivery. Mr. Hartemayer holds an M.B.A. and a B.A. in Mathematics from the University of Michigan.
     Richard A. Reck is the president of Business Strategy Advisors LLC, a business strategy consulting firm, and has served in such capacity since August 2002. Mr. Reck joined the certified public accounting firm of KPMG LLP in June 1973 and remained employed there until his retirement as a partner in July 2002. He currently serves on the boards of Interactive Intelligence, Inc., a publicly held software company, and Advanced Life Sciences Holdings Inc., a publicly held biopharmaceutical company, as well as the boards of several private and not–for–profit entities. Mr. Reck is a certified public accountant and holds a B.A. in Mathematics from DePauw University and an M.B.A. in Accounting from the University of Michigan. Mr. Reck has been a director of our Company since April 2003.
     Neele E. Stearns, Jr., has served as a director since June 4, 2008 and is chairman of our Audit Committee. Since February 2001, Mr. Stearns has served as Chairman of Financial Investments Corporation, a private equity investment firm. From July 2004 to April 2007, he also served as the interim Chief Executive Officer for Boulevard Healthcare, LLC, an owner and operator of nursing homes. From September 15, 2003 to January 15, 2004, Mr. Stearns took a leave of absence from Financial Investments Corporation to serve as Interim Chairman and CEO of Footstar, Inc. In March 2004, Footstar filed for protection under Chapter 11 of the Bankruptcy Code. Previously, Mr. Stearns was Chairman of the Board of Wallace Computer Services, Inc., then a provider of printed products and print management services, from January 2000 through November 2000. Prior to 1995, he was President and Chief Executive Officer of CC Industries, Inc., a diversified holding company. Mr. Stearns holds an M.B.A. from Harvard Business School and a B.A. in Economics from Carleton College.
     The four (4) current directors whose biographies follow below are not candidates for reelection; they will resign effective upon the election of directors at the Annual Meeting.
     Anna Marie Hajek has been president and chief executive officer of Clarity Group, Inc., a healthcare risk and quality management company specializing in patient safety solutions and the management of professional liability insurance operations since she co–founded the firm in 2000. From 1995 to 2000, Ms. Hajek served as executive vice president and president of the Healthcare Risk Services Group operating division of MMI Companies, Inc., a New York Stock Exchange company specializing in risk management and liability insurance to the healthcare industry. Ms. Hajek has worked in hospital and academic medical center settings in her capacity as a medical technologist and educator. She received her B.A. with honors from the College of St. Teresa, Winona, Minnesota, and her Masters Degree in Health Professions Education from the University of Illinois at Chicago. She holds an active Medical Technologist Certification from the American Society of Clinical Pathologists. Ms. Hajek joined our Board in May 2001.

     Nancy J. Koenig has served as a director and as President Merge Fusion since June 4, 2008. Prior to her appointment as an officer of our Company, Ms. Koenig served as a Vice President of Merrick Ventures and Chief Executive Officer of Merrick Healthcare Solutions, a portfolio company of Merrick Ventures. Prior to joining Merrick Ventures in the fall of 2007, Ms. Koenig was the President of Click Commerce during its integration as a subsidiary of Illinois Tool Works Inc. Ms. Koenig joined Click Commerce in 1999 as the Director of Business Consulting and held various positions, including serving as the head of European Operations, its Vice President of Product Operations and Marketing and its Executive Vice President — Operations. Ms. Koenig was appointed President of Click Commerce in 2006.
     Kevin E. Moley most recently served as U. S. Ambassador representing the United States of America to the United Nations and other international organizations in Geneva from September 2001 to April 2006. Prior to this position, Ambassador Moley was a private investor and served on the board of several public and private companies. Additionally, he served as president and chief executive officer of Integrated Medical Systems Inc., then one of the largest physician networking services, from 1996 to 1998, and was a senior vice president of PCS Health Systems, Inc. from 1993 to 1996. From 1992 to 1993 Ambassador Moley served as Deputy Secretary of the U. S. Department of Health and Human Services. He began his government career at Health and Human Services in 1984. Ambassador Moley previously served on our Company’s Board from 1998 to 2001, and currently serves on the board of directors of Cephalon, a NASDAQ Global Market international biopharmaceutical company. Ambassador Moley was appointed to our Board in September 2006.
     Kevin G. Quinn has been, since 1999, president of Wye River Group, Inc., a private investment and advisory company specializing in corporate and public finance. From 1994 to 1999, Mr. Quinn was managing director and head of investment banking at H.C. Wainwright & Co., which served as one of the underwriters of our Company’s initial public offering. Mr. Quinn’s previous positions include Alex. Brown & Sons, where Mr. Quinn served as a managing director and manager of public finance from 1982 to 1994. He currently serves on the boards of directors of several public and private companies, including CareFirst, Inc., one of the largest health care insurers in the mid–Atlantic region, as well as Securities Finance Trust Company and Old Mutual Asset Management Trust Company. Mr. Quinn was appointed to the Board in September 2006. Mr. Quinn earned J.D. and M.B.A. degrees from the University of Maryland and a B.A. from Loyola College.
     We strongly encourage our directors to attend the Annual Meeting of Shareholders. At the 2007 Annual Meeting of Shareholders, all but one of the directors then serving attended.
     RECOMMENDATION OF THE BOARD: The Board recommends and nominates Messrs. Brown, Dearborn, Ferro, Geras, Hartemayer, Reck and Stearns for election as directors of our Company by the Shareholders at the Annual Meeting to serve until the next Annual Meeting of Shareholders or as otherwise provided in the By-laws.

CORPORATE GOVERNANCE
Board of Directors – General
     Our Board is required to meet at least once per year, either in person or by telephonic conference. Our Board met fourteen (14) times during 2007, including one (1) occasion that included only the non-employee directors. All of the directors attended at least eighty-five percent (85%) of the meetings of the Board, and at least ninety-three percent (93%) of the meetings of all committees on which they served.
     Our Board has determined that each of Messrs. Brown, Geras, Hartemayer, Reck and Stearns is independent under listing standards of the NASDAQ Global Market (which we refer to as “Nasdaq”). Our Board generally uses the director independence standards set forth by Nasdaq as its subjective independence criteria for directors, and then makes an affirmative determination as to each director’s independence by taking into account other objective criteria as applicable.
Board Committees
     Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.
     Audit Committee. Our Audit Committee adopted an amended and restated charter in August 2007, to replace the charter which had previously been in effect. The charter is available on our web site at www.mergehealthcare.com. Our Audit Committee recommends engagement of our Company’s independent accountants, approves services performed by these accountants, and reviews and evaluates our Company’s accounting system and its system of internal accounting controls. The Audit Committee met thirteen (13) times in 2007. The directors who currently serve on the Audit Committee are Mr. Stearns, as chair, and Messrs. Brown and Reck. Mr. Brown is the designated financial expert. All of the members of the Audit Committee are “independent,” as defined in Marketplace Rule 4200 of Nasdaq (which we refer to as “Rule 4200”).
     Compensation Committee. Our Compensation Committee adopted a charter May 2007, and the charter is available on our web site at www.mergehealthcare.com. Our Compensation Committee is responsible for reviewing, monitoring, administering and establishing the compensation of our executive officers. This committee also reviews and administers stock option and other equity grants under our stock option plans. The directors who currently serve on our Compensation Committee are Ms. Hajek, as chair, and Messrs. Hartemayer and Geras. Following the Annual Meeting, we expect that Mr. Brown will replace Ms. Hajek as a member on and as chair of the Compensation Committee. All of the members of the Compensation Committee are currently “independent,” as defined in Rule 4200. Our Compensation Committee met twelve (12) times in 2007.
     We utilized the services of a compensation consultant during 2007 in determining the appropriate amount and type of equity incentive compensation for our executive officers and board members and also the amount of cash compensation for attendance and participation in board of directors and committee meetings during 2007. We provide more information about the compensation consultant’s engagement under the heading “Compensation Discussion and Analysis – Role of the Compensation Committee” below.
     Nominating and Governance Committee. Our Nominating and Governance Committee has a formal written charter, which is available on our web site at www.mergehealthcare.com. Our Nominating and Governance Committee nominates candidates for our Board and will consider nominees recommended by Shareholders. The Nominating and Governance Committee also is responsible for developing, reviewing and recommending corporate governance guidelines and otherwise taking a leadership role in shaping the corporate governance of the Company. The Nominating and Governance Committee met four (4) times in 2007. The directors who currently serve on our Nominating and Governance Committee are Mr. Geras, as chair, Ms. Hajek and Mr. Hartemayer, each of whom is “independent,” as defined in Rule 4200. Following the Annual Meeting, we expect that the Mr. Brown will replace Ms. Hajek on the Nominating and Governance Committee.

Nominating and Governance Committee Composition and Procedures
     The Nominating and Governance Committee will consider for nomination as a director candidates recommended by Shareholders, directors, officers, third–party search firms and other sources. In evaluating candidates, the Nominating and Governance Committee considers the attributes of the candidate (including public company experience, healthcare and information technology background, integrity, strategic contribution and ability to devote requisite time) and the needs of the Board, and will review all candidates in the same manner, regardless of the source of the recommendation. The Nominating and Governance Committee will consider individuals recommended by Shareholders for nomination as a director in accordance with the procedures described in our By–laws. Shareholders submitted no candidates for nomination for election as a director to our Nominating and Governance Committee in connection with the Annual Meeting. According to our By–laws, a Shareholder must give advance notice and furnish certain information in order to submit a nomination for election as a director. Any Shareholder who wishes to present a candidate for consideration by our Nominating and Governance Committee should send a timely notice identifying the name of the candidate and summary of the candidate’s qualifications, along with other supporting documentation, in each case as described in Section 2.13 of our By–laws, to the Nominating and Governance Committee.
Policies and Procedures Governing Related Person Transactions
     In March 2007, our Board adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:
•	a “related person” means any of our directors, executive officers, nominees for director, holder of five percent (5%) or more of our Common Stock or any of their immediate family members; and

•	a “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are to be a participant and the amount involved exceeds $50,000, and in which a related person had or will have a direct or indirect material interest.
     Each of our executive officers, directors or nominees for director is required to disclose to our Audit Committee certain information relating to related person transactions for review, approval or ratification by our Audit Committee. Disclosure to our Audit Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the related person transaction. Our Audit Committee’s decision whether or not to approve or ratify a related person transaction is to be made in light of our Audit Committee’s determination that consummation of the transaction is not or was not contrary to our best interests. Any related person transaction must be disclosed to our full Board.
     Because the policies and procedures do not apply to directors or executive officers prior to their becoming directors or executive officers, the policies and procedures did not require review, approval or ratification of the relationship described below under “Related Person Transactions.”
Related Person Transactions
     On June 4, 2008, we consummated the transactions contemplated by a Securities Purchase Agreement (which we refer to as the “Purchase Agreement”), dated May 21, 2008, that we had previously entered into with certain of our subsidiaries and Merrick, an affiliate of Merrick Ventures. In connection with the closing of the transactions, we issued (i) a $15 million senior secured Term Note (which we refer to as the “Term Note”), (ii) 6,800,000 shares of our Common Stock as partial consideration for the Term Note and (iii) an additional 14,285,715 shares of our Common Stock at a price per share of $0.35 to Merrick. We refer to the shares issued in the transaction collectively as the “Shares.” Merrick obtained the funds to purchase the Term Note and the Shares through equity contributions made by its members. The Shares represent approximately 38% of our outstanding voting securities after the consummation of the transactions contemplated by the Purchase Agreement (which we refer to as the “Closing”). Prior to the Closing, no person beneficially owned more than 15% of our voting securities.
     At the Closing, we issued the Term Note to Merrick. The Term Note bears interest at 13.0% per annum, payable quarterly, and becomes payable in a single installment on the second anniversary date of the closing of the transaction. The Term Note is secured by a first priority lien on all of the assets of our and our subsidiaries’ U.S. and Canadian operations.
     Also at the Closing, we entered into a Registration Rights Agreement (which we refer to as the “Registration Rights Agreement”) with Merrick. The Registration Rights Agreement requires us, upon Merrick’s request, to file and maintain the effectiveness of a registration statement covering the Shares. If we do not fulfill certain of our obligations under the Registration Rights Agreement with respect to registering the Shares, we will be required to pay additional interest on the outstanding principal of the Term Note as liquidated damages for our breach under the Registration Rights Agreement.
     Pursuant to the terms of the Purchase Agreement, Merrick had the continuing right to designate five (5) persons to be nominated to our Board in the future, subject to reduction upon a decrease in Merrick’s ownership percentage in our Company. On July 1, 2008, the Company and Merrick amended the Purchase Agreement, effective upon adoption of Proposal No. 1 set forth in this Proxy Statement, pursuant to which (i) Merrick will give up its contractual right to nominate persons to our Board and (ii) Merrick will no longer be obligated to vote for the slate of directors nominated by the Company.
     As discussed above, upon consummation of the transactions contemplated by the Purchase Agreement, Merrick acquired the Term Note with a principal amount of $15 million and bearing interest at 13% per annum, payable quarterly and acquired 21,085,715 shares of our Common Stock with a value of approximately $14.5 million on the date of the Closing. Michael W. Ferro, Jr. and trusts for the benefit of Mr. Ferro’s family members beneficially own the outstanding equity interests in Merrick. Mr. Ferro also serves as the chairman and chief executive officer of Merrick. In addition, Mr. Ferro is the chairman and chief executive officer of Merrick Ventures, as well as the beneficial owner of a majority of the equity interests in Merrick Ventures. Accordingly, as of the date of the Closing, Mr. Ferro indirectly owns or controls the Term Note and all of the Shares.
     Mr. Hartemayer, Mr. Dearborn and Ms. Koenig own immaterial economic interests in Merrick Ventures. Until their appointments as officers of our Company, Mr. Dearborn served as the general counsel and a managing director of Merrick Ventures, and Ms. Koenig served as the CEO of Merrick Healthcare, LLC, a portfolio company of Merrick Ventures. Mr. Dearborn and Ms. Koenig resigned from all of their positions with Merrick Ventures and its affiliates (other than our Company and our subsidiaries) upon joining our Company.
     In addition to the transactions described above, Merrick has established a written plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). The plan provides for Merrick’s purchase of up to 1,000,000 shares of our Common Stock at predetermined times and conditions. As of July 15, 2008, Merrick had purchased approximately an additional 427,700 shares of our Common Stock pursuant to the plan.
Code of Ethics and Whistleblower Policy
     We have adopted a Code of Ethics that applies to all of our directors, employees and officers, including our principal executive officer, our principal financial officer, our controller and persons performing similar functions. Our Code of Ethics and the related Whistleblower Policy are available on our web site at www.mergehealthcare.com. Future material amendments or waivers relating to the Code of Ethics and/or the corresponding Whistleblower Policy will be disclosed on our web site referenced in this paragraph within four (4) business days following the date of such amendment or waiver.

MANAGEMENT
Directors
     For the names of and biographical information regarding each of the directors and a discussion of Board committees, see the discussions under the headings “Proposal One: Election of Directors” and “Corporate Governance.”
Executive Officers
     The names of our current executive officers, and their respective ages and positions with our Company, are as follows:

Name	Age	Position
Justin C. Dearborn	38	Chief Executive Officer, Director
Steven M. Oreskovich	36	Chief Financial Officer
Nancy J. Koenig	43	President Merge Fusion, Director
Antonia Wells	49	President Merge OEM
     Mr. Dearborn’s and Ms. Koenig’s biographies appear above under the heading “Proposal One: Election of Directors.”
     Steven M. Oreskovich was appointed Chief Financial Officer in June 2008. Prior to his appointment as Chief Financial Officer, Mr. Oreskovich served as our Vice President of Internal Audit since January 2007, as our Chief Accounting Officer and interim Treasurer and interim Secretary from July 2006 to January 2007 and as our Vice President and Corporate Controller from April 2004 to July 2006. Prior to joining our Company, Mr. Oreskovich served as Vice President of Finance and Operations at Truis, Inc., a company that provided customer intelligence solutions for business-to-business enterprises, from April 2000 to January 2003, and had previously also worked as an auditor at PriceWaterhouseCoopers LLP from September 1994 to April 2000. Mr. Oreskovich holds a B.S. degree in Accounting from Marquette University and is a C.P.A.
     Antonia Wells was appointed President Merge OEM in June 2008. Prior to her appointment as President Merge OEM, Ms. Wells served as Merge OEM Vice President of Customer Operations since June 2005. Since joining our Company in 1999, Ms. Wells has been responsible for Merge OEM’s contract management, quality/regulatory affairs, manufacturing, order management, professional services and internal infrastructure. Ms. Wells has over 25 years of business management experience, including leadership roles in IT, enterprise system implementation, process re-engineering, and human resources.

COMPENSATION DISCUSSION AND ANALYSIS
     The following discussion and analysis relates to the compensation awarded, earned, or paid in 2007 by the executives listed below, whom we refer to as our “Named Executive Officers.” As a result of the recent transaction involving Merrick Ventures, which is described above under the heading “Corporate Governance – Related Person Transactions,” significant changes in our senior executive team have occurred since the end of 2007. Due to these actions, a number of persons are deemed to be Named Executive Officers who are no longer our employees. Under the rules of the Securities and Exchange Commission (which we refer to as the “Commission”), however, we are required to discuss and analyze the compensation earned for 2007 by all of the Named Executive Officers. The only Named Executive Officer who is a current member of our senior management team is Mr. Oreskovich.

Named Executive Officers	Title
Kenneth D. Rardin	President and Chief Executive Officer from September 2006 to June 2008

Steven R. Norton	Executive Vice President, Chief Financial Officer and Treasurer from January 2007 until June 2008

Gary D. Bowers	Senior Vice President, Strategic Business Initiatives from November 2006 until February 2007; President, Merge Healthcare North America from February 2007 until June 2008

Jacques F. Cornet	President of Merge Healthcare EMEA from November 2006 until March 31, 2008

Loris Sartor	Senior Vice President, Cedara President from November 2006 until June 2008

Steven M. Oreskovich	Chief Accounting Officer, Interim Treasurer and Principal Financial Officer from July 2006 to January 2007; Vice President of Internal Audit from January 2007 to June 2008; Chief Financial Officer since June 2008
Compensation Philosophy
The primary objectives of our executive compensation policies are as follows:

•	to attract and retain talented executives by providing compensation that is competitive with the compensation provided to executives at companies of comparable size and growth trajectory in the health care information technology industry, while maintaining compensation within levels that are consistent with our annual budget, financial objectives and operating performance;

•	to provide appropriate incentives for executives to work toward the achievement of our annual financial performance and business goals based on our annual budget;

•	to more closely align the interests of the executive officers with those of our Shareholders and the long-term interests of our Company; and

•	to achieve internal parity in compensation across our multi-national organization.
               Our incentive compensation programs are designed to reward executive contributions to the success of our organization. Specifically, they are designed to reward achievement of our annual financial performance and business goals based on our annual budget and creation of shareholder value.

Compensation Mix
          Historically, we have used a mix of short-term compensation (base salaries and annual cash incentive bonuses) and long-term compensation (stock option grants and restricted stock awards) to meet the objectives of our compensation programs. We do not have a fixed policy for allocating between long-term and short-term compensation or between cash and non-cash compensation. We determined the exact mix of compensation structures on a case-by-case basis, basing our determination on competitive market data provided by a compensation consultant or gathered in informal internal market studies, the experience and judgment of our Compensation Committee, and the recommendation of our Chief Executive Officer (except with respect to his own compensation). As a result, the mix may have differed for each individual. Because we believe that it is important to align the interests of our executives with those of our Shareholders, equity incentive compensation has made up a significant portion of each executive’s overall compensation package, and our Named Executive Officers have received minimal perquisites.
          In the future, we plan to continue to use a varied mix of short-term and long-term compensation, which we will continue to implement on a case-by-case basis. To enhance the alignment of our executives’ interests with the interests of our Shareholders, however, we currently intend to provide an increasingly large portion of executive compensation in the form of long-term, equity-based awards.
Compensation Committee
          Our Compensation Committee adopted a charter in May 2007, and the charter is available on our web site at www.mergehealthcare.com. Our Compensation Committee is responsible for reviewing, monitoring, administering and establishing the compensation of our executive officers. This committee also reviews and administers stock option and other equity grants under our stock option plans. The directors who currently serve on our Compensation Committee are Ms. Hajek, as chair, and Messrs. Hartemayer and Geras. Prior to June 4, 2008, the members of the Compensation Committee were Ms. Hajek, as chair, and Messrs. Barish, Lennox and Reck. All of the current members of the Compensation Committee are “independent,” as defined in Rule 4200. Our Compensation Committee met twelve (12) times in 2007. Following the Annual Meeting, we expect that Mr. Brown will replace Ms. Hajek on the Compensation Committee and will serve as the Committee’s chair.
          We utilized the services of a compensation consultant during 2007 in determining the appropriate amount and type of equity incentive compensation for our executive officers and directors and also the amount of cash compensation for attendance and participation in board of directors and committee meetings during 2007. We have also had discussions with a compensation consultant in 2008 in connection with changes we are considering with respect to our director compensation programs, described below under “Changes to Compensation in 2008.”
Role of the Compensation Committee
          The Compensation Committee of our Board is responsible for administering our compensation practices and ensuring they are competitive and designed to drive corporate performance. Our Compensation Committee reviews compensation policies affecting our executive officers annually, taking into consideration our financial performance, our annual budget, our position within the health care information technology industry, the executive compensation policies of similar companies in similar industries and, when reviewing individual compensation levels, certain individual factors, including the executive’s level of experience and responsibility and the personal contribution that the individual has made to our success.
          During 2007, our Compensation Committee engaged Compensation Resources, Inc., an independent compensation consultant, to perform a benchmarking study of executive compensation among certain companies in the healthcare software and services industry. The companies included in the study were the following:
•	Amicas, Inc.

•	Emageon Inc.

•	Nighthawk Radiology Holdings, Inc.

•	Virtual Radiologic Corp.

•	Vital Images, Inc.

•	WebMD Corp.
Compensation Resources was asked to provide information to the Committee regarding:
•	the types of equity vehicles used by other companies as part of their long term incentive plans after the adoption of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (which we refer to as “FAS 123R”);

•	how other companies determine the number of shares granted and how such companies address the issue of parity among staff;

•	the percentage of outstanding stock that is generally deemed appropriate for public companies to allocate for management, staff and directors; and

•	issues to consider when granting restricted stock versus stock options and other equity awards as part of a long term incentive plan.
The Compensation Committee also used information on compensation paid by peer companies in the healthcare information technology industry provided by the international executive search firm hired to perform our chief financial officer search.
Elements of Compensation1
          The compensation that we pay our Named Executive Officers consists of the following elements: base salary, cash incentive compensation, equity incentive compensation, post-employment benefits, and, in limited circumstances, perquisites and other benefits. The following discussion explains the reason we pay each element of compensation, how the amount of each element is determined, and how each element fits into our overall compensation philosophy and affects decisions regarding other elements.
Base Salary
          We seek to pay executives a base salary competitive with salaries of executives at companies of comparable position in the healthcare information technology industry. We have not historically attempted to make base salary a certain percentage of total compensation.
          Our Compensation Committee reviews the base salaries of all executive officers annually and may adjust these salaries to ensure external competitiveness and to reflect adequately on the executive’s individual position and performance, as well as the performance of our Company. In addition to these factors, our Compensation Committee considers the recommendations of our Chief Executive Officer when adjusting base salaries of our Named Executive Officers other than himself. We may also make base salary adjustments during the year if the scope of an executive officer’s responsibility changes relative to the other executives.
          Historically, our Compensation Committee has approved, in connection with our Company’s business planning and budgeting process, a target salary increase of between three percent (3%) and five percent

[1]	All Canadian dollar amounts included herein were converted to US dollars using the exchange rate in effect at December 31, 2007 of $1.012 US dollars per Canadian dollar.

(5%) across our Company as a whole, with a portion of this pool to be allocated to executive officer base salaries and the remainder to be allocated to other employees. The Compensation Committee has not used any formula or specific criteria to determine how much of this pool to allocate to the executive officers, but has instead taken into consideration a variety of corporate and individual performance factors and its views on whether the base salaries for executive officers within the general industry were increasing.
          The annual base salaries of our Named Executive Officers were not adjusted during 2007 since we adjusted the annual base salaries of certain of our Named Executive Officers during late 2006 as shown below. In addition, the salaries for Mr. Rardin and Mr. Bowers had just recently been established in connection with the commencement of their employment on September 5, 2006. As noted, the adjustments reflect promotions to a current position, significant personal achievements and our need to continue to provide a competitive and attractive compensation package in light of the distressed nature of our organization, as applicable. The amounts of salary paid to our Named Executive Officers in 2007 are shown in the “Salary” column of the Summary Compensation Table.
•	On November 15, 2006, we increased Mr. Bowers’ salary from $215,000 to $235,000 due to increased responsibilities with respect to the development and implementation of an offshore software development and customer support center in India. In February 2007, we entered into an employment agreement with Mr. Bowers to, among other things, reflect his promotion to President, Merge Healthcare North America. We did not change Mr. Bower’s compensation at that time since it was already consistent with the salaries of our other division presidents.

•	On November 15, 2006, we increased Mr. Cornet’s salary from CDN$240,000 (In US Dollars–$210,729 at November 15, 2006) to CDN$267,650 (In US Dollars–$235,000 at November 15, 2006 and $270,862 at December 31, 2007) due to his promotion to President, Merge Healthcare EMEA. In determining the increase, we reviewed compensation information from our peer group, as discussed earlier, and determined what we deemed to be a fair increase. We also determined to pay each of our division presidents the same salary.

•	On November 15, 2006, we increased Mr. Sartor’s salary from CDN$150,000 (In US Dollars–$131,706 at November 15, 2006) to CDN$267,650 (In US Dollars–$235,000 at November 15, 2006 and $270,862 at December 31, 2007)) due to his promotion to President of Cedara and to reflect that he would no longer be a participant in a Company-sponsored sales commission plan. In determining the increase, we reviewed compensation information from peer companies in the industry and determined what we deemed to be a fair increase. We also determined to pay each of our division presidents the same salary.
          In establishing the base salary of Mr. Norton in January 2007 ($300,000 per year) pursuant to the arm’s length negotiations that preceded his becoming our Executive Vice President and Chief Financial Officer, our Board and Compensation Committee relied heavily on benchmarking data provided by an international executive search firm, the Compensation Committee’s experience, compensation information related to the peer group discussed earlier and historical compensation data gathered during the interview processes. The committee set Mr. Norton’s base salary at market consensus based upon the benchmarking data provided by the committee’s consultant.
Cash Incentive Compensation
          Year Ended December 31, 2007. For 2007, we implemented a performance-based cash bonus plan for our Named Executive Officers and senior management team. The goals of the plan included the following:
•	provide an incentive to achieve the goals and objectives of the organization as set by our Chief Executive Officer and Board; and

•	enable us to attract and retain key executive talent.

               Under the plan, the members of our senior management team were eligible for a bonus based on Company-wide or a combination of Company-wide and business unit performance, as measured against predetermined revenue and EBITDA targets. The Committee determined to use revenue and EBITDA targets because they are good indicators of overall Company financial performance. We define EBITDA as operating income excluding depreciation and amortization, interest, income taxes, FAS 123R expense, and other expenses that are not typically incurred in the normal operations of our Company. For 2007, the revenue and EBITDA targets were high relative to the conservative forecast and would have required us to meet an aggressive forecast for payout of the bonuses.
               Each of our Named Executive Officers’ employment agreements include a target bonus amount, expressed as a percentage of his base salary. Half of the bonus amount was based on achievement of the revenue target under the plan, and the other half was based on achievement of the EBITDA target under the plan. If the targets were exceeded, the bonus amounts could increase, up to one hundred fifty percent (150%) of the target amount. The revenue and EBITDA targets were determined by the Committee after considering historical Company performance and forecasted revenue and EBITDA amounts and were set at a level to require an exceptional performance on the part of our Company to meet maximum bonus payouts.
               For our Named Executive Officers, target and maximum bonus percentages of base salary for 2007 were as follows:

	Target (as % of	Maximum (as % of
Name	Base Salary)	Base Salary)
Mr. Rardin	70%	105%
Mr. Norton	60%	90%
Mr. Bowers	40%	60%
Mr. Cornet	40%	60%
Mr. Sartor	40%	60%
Mr. Oreskovich	25%	37.5%
               Half of the bonus amounts would be earned and paid based on quarterly performance, and half would be earned and paid based on annual performance.
               Mr. Rardin’s employment agreement provided that he was eligible for an annual performance bonus with a target of seventy percent (70%) of his base salary. The Board, at its discretion, could award additional bonus above the seventy percent (70%). As discussed above and in accordance with our bonus program, Mr. Rardin, like the other executive officers, was eligible to receive up to 150% of his target bonus depending on our revenue and EBITDA results during the year. In the first twelve months of the employment agreement (through September 6, 2007), fifty percent (50%) of the bonus target was guaranteed to Mr. Rardin, while the remaining fifty percent (50%) was dependent on achievement of Company performance targets of revenue and EBITDA discussed previously
               During 2007, our Named Executive Officers earned and received the following amounts under the Company’s performance-based cash bonus plan.

	2007 Target	2007 Bonus	2007 Bonus	2007 Bonus Paid
	Bonus Amount	Earned	Paid in 2007	in 2008
Mr. Rardin[2]	$297,500	$99,167	$99,167	$0
Mr. Norton	180,000	20,750	20,750	0
Mr. Bowers	94,000	11,750	11,750	0
Mr. Cornet	108,345	25,326	13,137	12,189
Mr. Sartor	108,345	6,569	6,569	0
Mr. Oreskovich	43,750	5,469	5,469	0

[2]	The bonus that Mr. Rardin earned and received in 2007 of $99,167 was guaranteed under Mr. Rardin’s employment agreement.

               During 2007, we also paid to Mr. Oreskovich a $25,000 bonus in connection with the timely filing of our 2006 annual report on Form 10-K. The Compensation Committee determined such bonus amount using its discretion to reward Mr. Oreskovich for his extraordinary efforts in helping to complete the Form 10-K.
               Due to the difficulties that we faced in 2006, including the restatement of the previously issued 2003 and 2004 financial statements and the first two quarters of 2005 financial statements, we were unable to establish a corporate business plan for 2006 or to determine corporate financial targets for 2006 that would serve as appropriate targets under a short-term cash incentive bonus program. Accordingly, we did not utilize a company performance-based cash bonus plan in 2006. The Compensation Committee instead created a one-time retention bonus for certain key employees, including some of our Named Executive Officers, to retain the services of employees with the skills and experience to make a significant contribution to our Company during the transition period. The amounts of the retention bonuses were set in the Compensation Committee’s discretion. The following retention bonus amounts were paid to the Named Executive Officers in 2007 and reflected in the 2007 amounts of the Summary Compensation Table:

Name	Amount
Mr. Oreskovich	$105,000
Mr. Cornet	121,440
Mr. Sartor	75,900
               Year Ending December 31, 2008. For 2008, we implemented a performance-based cash bonus plan for our Named Executive Officers and senior management team substantially consistent with the 2007 bonus plan. The goals of the plan are identical to those identified for the 2007 bonus plan. Under the 2008 plan, the members of our senior management team are eligible for a bonus based on a number of factors, including:
•	company-wide or company-wide and business unit revenues for the year;

•	the level of new orders received or contracts signed during the year;

•	customer retention rates;

•	results of a customer satisfaction survey;

•	cash flow from operations; and

•	cash balance at the end of the year
               If only certain predetermined targets are met, the bonus amount will be prorated. If the targets are exceeded, the bonus amounts may increase, up to one hundred fifty percent (150%) of the target amount.
               Target and maximum bonus amounts for our Named Executive Officers for 2008 are the same as for 2007. Due to Mr. Cornet’s resignation on March 31, 2008, he is not a participant in the 2008 performance-based bonus plan. Due to their resignations on June 4, 2008, none of Messrs. Rardin, Norton, Bower or Sartor are participants in the 2008 performance-based bonus plan. Our Compensation Committee is currently considering implementing a new cash incentive compensation program for our current executive officers.
               We also may, from time to time, at our discretion, award bonuses to executives based on such other terms and conditions as our Compensation Committee and Chief Executive Officer may determine appropriate in specific situations.

Equity Incentive Compensation
               We provide long-term incentive compensation through equity awards under our 2005 Equity Incentive Plan, which authorizes the grant of stock, restricted stock, options to purchase stock, stock units, performance units and stock appreciation rights from time to time to our officers, employees, directors and consultants. We provide long-term incentive compensation to focus our executive officers’ attention on the long-term performance of our Company and the future prospects of its business and to align the interests of our executives more closely with the interests of our Shareholders.
               We believe that long-term stock-based incentive compensation should be structured so as to closely align the interests of our executive officers with the interests of our Shareholders and, in particular, to provide only limited value (if any) in the event that our stock price fails to increase over time. We have, as a result, relied on stock option grants as the principal vehicle for payment of long-term incentive compensation. Under our 2005 Equity Incentive Plan, the Compensation Committee is responsible for approving awards of stock option grants to executive officers, taking into account the relative contributions of each executive, competitive conditions in the industry, negotiations with the executive in connection with his or her initial employment or promotion, as well as the recommendations of the Chief Executive Officer with respect to the other executive officers. We grant stock options, in part, to reward executive officers for their long-term strategic management of our Company and to motivate the executive officers to improve Shareholder value by increasing this component of their compensation package, and accomplish our Compensation Committee’s objective to provide a greater portion of compensation for executive officers in the form of long-term equity based awards.
               In January 2007, in connection with his appointment as our Chief Financial Officer, we granted Mr. Norton 225,000 stock options that were to have vested on a monthly basis in equal increments over the 48 months following the announcement of his appointment. The options are subject to the terms of our 2005 Equity Incentive Plan and were granted with an exercise price equal to the closing price of our Common Stock on the date of the grant. The Compensation Committee determined the size of the stock option grant to Mr. Norton based partially on the executive compensation policies of similar companies in similar industries provided by the international executive search firm that conducted the officer search. Of the options granted in January 2007 to Mr. Norton, 150,007 that were not vested at the time of his resignation on June 4, 2008 were forfeited pursuant to the terms of our 2005 Equity Incentive Plan and Mr. Norton agreed to forfeit his vested options.
               In addition, in April 2007, as part of our broader grant of stock options to the Merge Healthcare employees, we granted 35,000 stock options to Mr. Cornet, 60,000 stock options to Mr. Oreskovich, and 45,000 stock options to Mr. Sartor in consideration of the fact that many of their currently issued and outstanding options had exercise prices that were significantly higher than the current market price of our Common Stock and did not continue to provide the incentive that the committee deemed appropriate given the then facts and circumstances surrounding the company. The number of new options received was equal to the number of options then issued and outstanding that had an exercise price in excess of $8.05 per share. Each of these options has a term of 6 years and an exercise price of $4.99, the fair market value of the Common Stock on the date of grant, and vests in increments of 25% on each of the first four anniversary dates of the date of grant. Messrs. Cornet and Sartor forfeited all of these options upon their resignations in 2008.
               Starting in November 2007, we began granting restricted stock to certain of our officers and consultants. The Committee engaged Compensation Resources, Inc. to advise the Committee on contemporary long term incentive programs, including the use of restricted stock grants. After consultation with our consultant, we determined that restricted stock is an appropriate equity vehicle given the shares’ intrinsic value, built-in retention qualities and alignment with other Shareholders’ interests. We granted 953,333 shares of restricted stock to our Named Executive Officers (300,000 for Mr. Rardin; 200,000 for each of Mr. Norton, Mr. Bowers and Mr. Sartor and 53,333 for Mr. Oreskovich). The Committee determined the number of shares to grant to the Named Executive Officers based on peer information received from our compensation consultant, recommendations from Mr. Rardin and the Committee’s desire to further incentivize management given the value of stock options to purchase our Common Stock. The restrictions on the sale of the shares of stock lapse on the 3 year anniversary of the grant date. If certain performance criteria, as established by the Compensation Committee, are achieved during 2008, the restrictions on one third of the restricted shares will lapse on the first anniversary of the grant date. Also, if certain performance criteria, as established by the Compensation Committee, are achieved during 2009, the restrictions on one third of the restricted shares will lapse on the second anniversary of the grant date. Any shares where the restrictions have not lapsed on the third anniversary of the grant date will lapse at that time. Messrs. Rardin, Norton, Bowers and Sartor became fully vested in their restricted stock in connection with their resignations on June 4, 2008.
               We have no set policy as to when stock options or other awards should be granted, although historically we have awarded stock options to our executive officers on an annual basis and upon the initial hire. We plan to continue to grant stock option or restricted stock awards as part of our regular executive compensation practices to be reviewed periodically, but not necessarily annually. Stock option agreements under the 2005 Equity Incentive Plan provide that the exercise price of each stock option is the closing price on the date on which the options are granted. Each grant is subject to vesting conditions established at the date of the grant and the stock options generally vest in equal annual installments over a period of four years. Our Compensation Committee, pursuant to the terms of our 2005 Equity Incentive Plan, exercises discretion as to the actual vesting period.
Post-Employment Benefits
               To help provide for our executive officers’ financial security in retirement, we encourage them to participate in our long-term profit sharing plans, which consist of a 401(k) Profit Sharing Plan for U. S. employees and a Deferred Profit Sharing Plan (“DPSP”) for Canadian employees, and we made matching contributions under both plans through the first quarter of 2008 and continue to make matching contributions to the 401(k) for the Merge Healthcare North America and corporate employees. Historically, we have not made fixed profit-sharing contributions under either of these plans. All salaried employees of our Company and our subsidiaries are eligible to participate in one of these plans, and our executive officers’ participation is on the same terms as the participation of all other participants in these plans. The U.S. 401(k) Profit Sharing Plan provides for and Canadian the DPSP provided for matching contributions by us of fifty percent (50%) of an employee’s contribution, up to the lesser of three percent (3%) of the employee’s base pay or U.S. $7,750 in the United States of America and CDN$10,000 in Canada.
               We had contractually agreed to provide severance benefits to our Named Executive Officers upon their termination of employment with us under certain circumstances, including certain circumstances in connection with a change of control of our Company. We intended these severance benefits to provide economic protection to the executives following a change in control of our Company so that executives can remain focused on our business without undue concern for their personal circumstances. We believe that the amount of severance benefits we offered to our Named Executive Officers under the terms of the executive employment agreements was similar to the amounts offered to executive officers by similarly situated companies in our industry based on information we have received from executive search firms, data we gathered from reviewing filings of other similarly situated companies and the individual experiences of the members of the Compensation Committee. Detailed information regarding these employment agreements is included in the text following the Summary Compensation Table and the Potential Payments Upon Termination or Change-in-Control section.
Perquisites and Other Benefits
               In the U.S., executive officers participate in our broad-based benefit plans on the same terms generally applicable to all U.S.-based employees. Our Canadian executives have an enhanced benefits program when compared with the general Canadian employee base. This regional difference reflects the very different nature of the healthcare systems in Canada and the U.S. and is consistent with the general industry practices of these two countries. Except as described above, we provide limited perquisites and other benefits to our Named Executive Officers.
Chief Executive Officer
               Mr. Rardin, our former President and Chief Executive Officer, was appointed to that position on September 6, 2006. Mr. Rardin’s compensation package was established pursuant to the arm’s length negotiations that preceded our engaging him as our new President and Chief Executive Officer. In connection with his agreement to become our President and Chief Executive Officer, we entered into an employment agreement with Mr. Rardin effective as of September 6, 2006. Mr. Rardin’s employment agreement was subsequently modified on

December 27, 2007 to make the benefits available to Mr. Rardin in connection with disability consistent with the other executive officers and to also change the location of his job responsibilities to our Global Administrative Offices in Alpharetta, Georgia. As noted above, Mr. Rardin resigned from our Company on June 4, 2008.
Changes to Compensation in 2008
               Beginning in June 2008, in connection with the investment of Merrick in our Company, several changes occurred in the makeup of our senior management team. Specifically, effective on the closing of the Merrick investment, Mr. Dearborn became our Chief Executive Officer, Mr. Oreskovich became our Chief Financial Officer, Ms. Koenig became our President Merge Fusion and Ms. Wells became our President Merge OEM. At the same time, Messrs. Rardin, Norton, Bowers and Sartor resigned from our Company. In connection with these changes, our Board and the Compensation Committee have proposed, or are considering, several modifications to our executive officer and director compensation programs to ensure that we offer competitive compensation that will help us to retain our executive officers and to reflect the views of the current members of our Board and the Compensation Committee on appropriate compensation structures.

•	We have entered into employment letter agreements with our current executive officers and replaced the existing key person agreement of Mr. Oreskovich. The agreements formalize and confirm the base compensation and target annual bonus amounts and the stock option grants that we agreed to in connection with the hiring of our current executive officers and Mr. Oreskovich’s and Ms. Wells’ promotions, and provide for 12 months’ base salary as severance upon a termination other than for cause or other than due to the executive officer’s death or disability, conditioned on the executive officer’s execution of a release agreement. The agreements do not include a definition of “cause.” Upon a change of control of the Company, all of the executive officers’ stock options will vest. We proposed the amounts of these severance benefits and the triggering events based solely on the subjective judgments and experiences of the members of the Compensation Committee indicating that these amounts are consistent with market practice and that the triggering events are likely to involve circumstances in which it is customary and appropriate to offer the protections embodied in the employment agreements.

•	The Compensation Committee is considering implementing a new cash incentive bonus program for our current executive officers. The Compensation Committee has not yet taken action with respect to these changes.

•	We are considering implementing a new director compensation program for our non-employee directors. The Nominating and Governance Committee has not yet taken action with respect to this program, but is currently considering a program that would consist entirely of grants of options to each continuing non-employee director (other than Mr. Ferro, our Chairman of the Board) to purchase between 200,000 and 300,000 shares of Common Stock. Option grants to Mr. Ferro have not yet been considered. The grants would be made in 2008 but would be intended to cover services, and would be subject to vesting, over the four years following the grant. Under the proposal that will likely be considered by the Nominating and Governance Committee, during the next four years, no other option or other equity grants to directors (except to new non-employee directors) would be made, and our non-employee directors would receive no cash retainer or other cash payments. We will also offer either (i) the greater of $30,000 or such amount of cash compensation owed to a director for past services or (ii) granting up to 30,000 shares of stock to each of our departing non-employee directors in recognition of their past contributions to our Company generally and, in particular, for services for which they have not been compensated. In connection with its consideration of a new director compensation program, the Nominating and Governance Committee had discussions with a compensation consultant with respect to the program being considered.

               We established the terms of the compensation arrangements with our current executive officers at the time of the closing of the Merrick investment through an arm’s length negotiation with each executive officer. Under the arrangements, Mr. Dearborn receives an annual base salary of $250,000 and has a target annual bonus equal to his annual base salary; Mr. Oreskovich receives an annual base salary of $200,000 and has a target an annual bonus equal to 50% of his annual base salary; and each of Ms. Koenig and Ms. Wells receive an annual base salary of $200,000 and has a target annual bonus equal to their annual base salary. Achievement of bonus for each of the current executive officers will be tied to factors defined by the Compensation Committee and could result in a bonus amount that is more or less than the targeted bonus.
               In addition, in connection with their appointment as executive officers of our Company, we granted Mr. Dearborn, Mr. Oreskovich, Ms. Koenig and Ms. Wells options to purchase 400,000, 200,000, 200,000 and 200,000 shares of our Common Stock, respectively, at a per share price equal to $0.68, the closing price for a share of our Common Stock on the date of grant. The options are non-qualified stock options, expire on the sixth anniversary of the grant date and vest at a rate of 25% per year, contingent on the executive officer’s continuous employment through the applicable vesting date. The vesting of the options will accelerate on a change in control of our Company. We granted the options pursuant to our 2005 Equity Incentive Plan.
COMPENSATION COMMITTEE REPORT
               The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Anna Marie Hajek, Chair	Gregg G. Hartemayer	Robert T. Geras
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
SUMMARY COMPENSATION TABLE
     The following table relates to the compensation earned by our Named Executive Officers in 2007 and 2006.

						Non Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards(2)	Awards(2)	Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)(1)	($)	($)	($)(3)	($)		($)
Kenneth D. Rardin	2007	425,000	99,167	15,376	406,840	—	11,254	(4)	957,637
President & Chief Executive Officer	2006	137,035	94,950	—	571,500	—	37,232		840,717

Steven R. Norton Executive Vice President and Chief Financial Officer	2007	294,423	—	10,251	157,782	20,750	16,228	(4)	499,434

Gary D. Bowers	2007	235,000	—	10,251	109,239	11,750	26,221	(4)	392,461
President,Merge Healthcare North America	2006	71,901	32,148	—	129,484	—	12,000		245,533

Jacques F. Cornet	2007	270,862	121,440	—	73,630	25,326	21,145	(5)	512,403
President, Merge Healthcare EMEA	2006	207,834	138,537	—	59,069	—	19,817		425,257

Loris Sartor	2007	270,862	75,900	10,251	87,878	6,569	23,235	(6)	474,695
President, Cedara Software	2006	139,584	675	—	69,419	148,285	29,952		383,915

Steven M. Oreskovich	2007	175,000	130,000	2,734	165,166	5,469	9,514	(4)	487,883
Vice President of Internal Audit	2006	159,375	746	—	223,363	35,000	3,906		422,390

(1)	For 2007, reflects a guaranteed bonus of $99,167 for Mr. Rardin, retention bonuses of $121,440, $75,900, and $105,000 for Mr. Cornet, Mr. Sartor, and Mr. Oreskovich, respectively, and a discretionary bonus of $25,000 for Mr. Oreskovich.

(2)	Reflects that portion of the dollar amount of awards that we recognized for financial statement reporting purposes in accordance with FAS 123R, for the fiscal year ended December 31, 2007 (disregarding the estimate of forfeitures related to service-based vesting). Based on this methodology, the option amounts may include amounts from option awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are included in note 6 to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the Commission on April 1, 2008 or in note 7 to our audited financial statements for the fiscal year ended December 31, 2006 included in our Annual Report on Form 10-K/A filed with the Commission on December 27, 2007.

(3)	Represents the cash incentive award earned under our 2007 performance-based cash bonus plan.

(4)	Represents our matching contribution under our 401(k) employee retirement savings plan ($6,750 for Mr. Norton and $5,250 for Mr. Oreskovich) and medical, dental, optical and life insurance benefits ($11,254 for Mr. Rardin, $9,478 for Mr. Norton, $8,852 for Mr. Bowers, and $4,264 for Mr. Oreskovich) and $17,369 paid to Mr. Bowers for transportation, temporary lodging and other costs incurred related to commuting from his home in Alpharetta, Georgia to his primary place of employment in Milwaukee, Wisconsin.

(5)	Represents a Company contribution of $8,126 under our DPSP for Canadian employees, payment of $11,501 in medical, dental, optical and life insurance and related costs for the benefit of Mr. Cornet, and $1,518 for the value of items stolen during a business trip.

(6)	Represents a Company contribution of $8,126 under our DPSP for Canadian employees and the payment of $15,109 in medical, dental, optical and life insurance and related costs for the benefit of Mr. Sartor.
GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2007
     The following table contains information on the plan-based equity and non-equity awards granted to our Named Executive Officers in 2007.

			Estimated Future Payouts Under
			Non-Equity Incentive Plan
			Awards(4)
						All Other	All Other
						Stock	Option		Grant Date
						Awards:	Awards:	Exercise or	Fair Value of
						Number of	Number of	Base Price	Stock and
						Shares of	Securities	of Option	Option
			Threshold		Maximum	Stock or	Underlying	Awards	Awards(3)
Name	Grant Date		($)	Target ($)	($)	Units (#)	Options (#)	(S/Sh)	($)
Kenneth D. Rardin	11/24/07	(1)				300,000			450,000
			—	297,500	446,250

Steven R. Norton	01/09/07	(2)					225,000	6.02	680,870
	11/24/07	(1)				200,000			300,000
			—	180,000	270,000
Gary D. Bowers	11/24/07	(1)				200,000			300,000
			—	94,000	141,000
Jacques F. Cornet	04/03/07	(2)					35,000	4.99	87,582
			—	108,345	162,517
Steven M. Oreskovich	04/03/07	(2)					60,000	4.99	150,141
	11/24/07	(1)				53,333			80,000
			—	43,750	65,625
Loris Sartor	04/03/07	(2)					45,000	4.99	112,606
	11/24/07	(1)				200,000			300,000
			—	108,345	162,517

(1)	Represents restricted stock granted pursuant to our 2005 Equity Incentive Plan. If certain performance criteria are achieved during 2008 and 2009, the restrictions on one-third of the restricted shares will lapse on each of the first anniversary and second anniversary of the grant date. Any shares where the restrictions have not lapsed on the third anniversary of the grant date will lapse at that time. Messrs. Rardin, Norton, Bowers and Sartor became fully vested in their restricted stock in connection with their resignations on June 4, 2008.

(2)	Grant of options pursuant to our 2005 Equity Incentive Plan. Of the options listed in this table, Mr. Norton forfeited 150,007, Mr. Cornet forfeited 35,000 and Mr. Sartor forfeited 33,750 unvested options in connection with their respective terminations of employment in 2008. In addition, Mr. Norton agreed to forfeit his 74,993 vested options.

(3)	Represents full grant date fair value as determined in accordance with FAS 123R.

(4)	Represents threshold, target and maximum amounts payable under our 2007 performance-based cash bonus plan. Actual amounts earned are reflected in the non-equity incentive plan compensation column of the summary compensation table.
Employment Agreements
               Rardin Employment Agreement. On September 6, 2006, our Board approved, and our Company entered into, an employment agreement with Kenneth D. Rardin, pursuant to which we agreed to employ Mr. Rardin as our Company’s President and Chief Executive Officer and also to appoint Mr. Rardin as a director of our Company. Mr. Rardin’s employment agreement was subsequently amended on December 27, 2007 to make the benefits available to Mr. Rardin in connection with disability consistent with the other executive officers and to also change the location of his job responsibilities to our Global Administrative Offices in Alpharetta, Georgia. Mr. Rardin’s employment agreement was amended again on June 3, 2008 for compliance with Section 409A of the Internal Revenue Code, and Mr. Rardin’s employment was thereafter terminated upon Mr. Rardin’s resignation on June 4, 2008. The employment agreement obligated our Company to pay Mr. Rardin a salary at a rate of no less than $425,000 per year. Options to purchase 450,000 of our Common Shares were granted to Mr. Rardin under our Company’s 2005 Equity Incentive Plan on September 6, 2006. In addition, the employment agreement provided that Mr. Rardin was eligible for annual performance bonuses with a target of seventy percent (70%) of base salary. Our Board, in its discretion, was permitted to award an additional bonus above the seventy percent (70%) target. In the first twelve months of the employment agreement, fifty percent (50%) of the bonus target was guaranteed to Mr. Rardin, while the remaining fifty percent (50%) was dependent on achievement of defined Company and individual performance targets. For the period from the end of the initial twelve months to year-end 2007, our Board and Mr. Rardin mutually agreed to determine his bonus consistent with the terms of the 2007 performance based cash bonus plan in place for the other Named Executive Officers. Mr. Rardin was also entitled to receive all non-wage benefits our Company provides generally for its executive employees.
               Norton, Bowers, Cornet and Sartor Employment Agreements. On January 8, 2007, we entered into an employment agreement with Steven R. Norton, our Executive Vice President and Chief Financial Officer. On February 5, 2007, we entered into an employment agreement with Gary D. Bowers, pursuant to which we agreed to employ Mr. Bowers as the President of Merge Healthcare North American. We amended the employment agreements of Messrs. Norton and Bowers on June 3, 2008, for compliance with Section 409A of the Internal Revenue Code. On March 31, 2007, we entered into an employment agreement with each of Jacques Cornet and Loris Sartor, pursuant to which we agreed to employ Mr. Cornet as the President of Merge Healthcare Europe, Middle-East, and Africa and Mr. Sartor as the President of Cedara Software Corp. The employment of Messrs. Norton, Bowers, Cornet and Sartor terminated in 2008.
               The employment agreements obligated our Company to pay no less than the following annual base salaries: Mr. Norton - U.S. $300,000; Mr. Bowers — U.S. $235,000; and Messrs. Cornet and Sartor- Canadian $267,650. In addition, the employment agreements provided that each executive will be eligible for annual performance bonuses with a target of the following percentages of base salary: Mr. Norton — 60% and Messrs. Bowers, Cornet and Sartor — 40%. Finally, the agreements provided that each executive would be eligible for stock option grants and all non-wage benefits we provide generally for our executive employees.
               Oreskovich Letter Agreement. On July 2, 2006, we entered into a letter agreement (which we refer to as the “Oreskovich Agreement”) with Steven M. Oreskovich, our Chief Accounting Officer and Interim Treasurer and Interim Secretary. Under the Oreskovich Agreement, we agreed to increase Mr. Oreskovich’s base salary to $175,000 per year, effective July 1, 2006, and pay Mr. Oreskovich a cash retention bonus in an amount equal to sixty percent (60%) of his base salary at the time of payout within thirty (30) days of June 30, 2007. In 2008, we entered into a new employment agreement with Mr. Oreskovich, which is described above under “Compensation Discussion and Analysis – Changes to Compensation in 2008,” which supercedes his letter agreement.
Option Awards
               All of the stock options that we granted in 2007 were non-qualified stock options granted pursuant to the terms of our 2005 Equity Incentive Plan. All of the options have an exercise price equal to the closing price of our Common Stock on the date on which they were granted. The options vest in 25% increments on each of the first four anniversary dates of the grant date with the exception of Mr. Norton’s options, which vested on a monthly basis equally over a period of 48 months, subject to the employee’s continued employment with us.

Following a termination of service for any reason other than gross negligence, commission of a felony or a material violation of any of our established policies, vested options remain exercisable for six months, unless the Committee determines to extend this period. Each of the employment agreements of our Named Executive Officers provided that all unvested stock options immediately vest upon a change of control of our Company. In addition, our Board may accelerate the vesting of the options of any other employees on a change of control of our Company, at the Committee’s discretion. As a result of their terminations of employment in 2008, Messrs. Norton, Bowers, Cornet and Sartor forfeited options to purchase 150,007, 68,750, 83,750 and 81,250 shares of our Common Stock, respectively, pursuant to the terms of our 2005 Equity Incentive Plan. In addition, Mr. Norton agreed to forfeit his 74,993 vested stock options, and Mr. Bowers agreed to forfeit his 56,250 vested stock options. Mr. Rardin’s employment agreement provided for accelerated vesting of his options in connection with his resignation.
Stock Awards
               The restrictions on the sale of the shares of restricted stock that were awarded during 2007 lapse on the 3 year anniversary of the grant date. If certain performance criteria, as established by the Compensation Committee, are achieved during 2008, the restrictions on one third of the restricted shares will lapse on the first anniversary of the grant date. Also, if certain performance criteria, as established by the Compensation Committee, are achieved during 2009, the restrictions on one third of the restricted shares will lapse on the second anniversary of the grant date. Any shares where the restrictions have not lapsed on the third anniversary of the grant date will lapse at that time. The restrictions will lapse upon certain events resulting in the separation of service of the executives or upon a change in control of our Company. Such provisions are discussed below under “Potential Payments Upon Termination or Change-In-Control.” Messrs. Rardin, Norton, Bowers and Sartor became fully vested in their restricted stock in connection with their resignations on June 4, 2008.
OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END
     The following table contains information concerning equity awards held by our Named Executive Officers that were outstanding as of December 31, 2007.

		Option Awards				Stock Awards

	Number of	Number of
	Securities	Securities				Number of		Market Value of
	Underlying	Underlying		Option		Shares or		Shares or Units
	Unexercised	Unexercised		Exercise	Option	Units of Stock		of Stock That
	Options (#)	Options (#)		Price	Expiration	That Have Not		Have Not Vested
Name	Exercisable	Unexercisable		($)	Date	Vested (#)		($)(11)
Kenneth D. Rardin	225,000	225,000	(1)	8.05	09/05/2012	300,000	(10)	357,000

Steven T. Norton	51,563	173,437	(2)	6.02	01/08/2013	200,000	(10)	238,000

Gary D. Bowers	50,000	50,000	(1)	8.05	09/05/2012	200,000	(10)	238,000
	6,250	18,750	(3)	6.34	11/16/2012

Jacques F. Cornet	18,750	6,250	(4)	17.50	05/31/2011
	26,656	0		2.75	05/11/2008
	5,000	5,000	(5)	17.82	10/19/2011
	12,500	37,500	(6)	6.34	11/16/2012
	0	35,000	(7)	4.99	04/02/2013

Steven M. Oreskovich	15,000	5,000	(8)	15.00	03/31/2010	53,333	(10)	63,466
	3,750	1,250	(9)	12.96	07/15/2010
	26,250	8,750	(4)	17.50	05/31/2011
	50,000	50,000	(1)	8.05	09/05/2012
	0	60,000	(7)	4.99	04/02/2013

Loris Sartor	18,750	6,250	(4)	17.50	05/31/2011	200,000	(10)	238,000
	24,458	0		2.75	05/11/2008
	10,000	10,000	(5)	17.82	10/19/2011
	12,500	37,500	(6)	6.34	11/16/2012
		45,000	(7)	4.99	04/02/2013

(1)	Fifty percent (50%) of the options would have vested (and for Mr. Oreskovich will vest) on each of September 6, 2008 and September 6, 2009. Mr. Rardin’s options were accelerated and fully vested in connection with his resignation on June 4, 2008 and pursuant to his separation agreement he agreed to forfeit back to the Company all unexercised options as of June 4, 2008.

(2)	4,687.50 options would have vested on a monthly basis through January 9, 2011. As a result of Mr. Norton’s resignation on June 4, 2008, the 150,007 options that had not vested were forfeited pursuant to the terms of our 2005 Equity Incentive Plan, and Mr. Norton agreed to forfeit his remaining 74,993 options.

(3)	6,250 options would have vested on each of November 17, 2008, November 17, 2009 and November 17, 2010, but were forfeited in connection with Mr. Bowers’ resignation on June 4, 2008. Mr. Bowers also agreed to forfeit his vested stock options in connection with his resignation.

(4)	One hundred percent (100%) of the options would have vested (and for Mr. Oreskovich will vest) on June 1, 2008. Mr. Cornet’s options were forfeited in connection with Mr. Cornet’s termination of employment in 2008.

(5)	Fifty percent (50%) of the options would have vested on each of October 20, 2008 and October 20, 2009, but were forfeited in connection with Messrs. Cornet’s and Sartor’s terminations of employment in 2008.

(6)	12,500 options would have vested on each of November 17, 2008, November 17, 2009 and November 17, 2010, but were forfeited in connection with Mr. Cornet’s and Mr. Sartor’s termination of employment in 2008.

(7)	Twenty five percent (25%) of the options would have vested (and for Mr. Oreskovich will vest) on each of April 3, 2008, April 3, 2009, April 3, 2010 and April 3, 2011. As a result of his resignation effective March 31, 2008, Mr. Cornet forfeited 35,000 options that had not vested. As a result of his resignation on June 4, 2008, Mr. Sartor forfeited 33,750 options that had not vested.

(8)	One hundred percent (100%) of the options vested on April 1, 2008.

(9)	One hundred percent (100%) of the options will vest on July 16, 2008.

(10)	One hundred percent (100%) of the restricted stock will vest on November 24, 2010, or earlier upon each of November 24, 2008 and November 24, 2009 if certain performance targets are achieved. Messrs. Rardin, Norton, Bowers and Sartor became fully vested in their restricted stock in connection with their resignations on June 4, 2008.

(11)	Reflects the value as calculated using the closing market price of our Common Stock as of the last trading day in fiscal year 2007, December 31, 2007 ($1.19).
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Description of Agreements Providing for Potential Payments
               Prior to the closing of the investment by Merrick in our Company, we had in place agreements that required us to provide compensation to certain of our executive officers in the event of a termination of employment. These agreements generally called for increased payments if the termination of employment occurred under certain circumstances in connection with a change of control. A summary of these agreements follows in this section.
               Pursuant to the restricted stock award agreements of the Named Executive Officers (other than Mr. Cornet), the restrictions lapse and the restricted stock becomes fully vested upon resignation for good reason (as defined in the agreement) of the Named Executive Officers. The agreements also provide for the lapse of the restrictions and full vesting upon: (a) the Named Executive Officer’s termination of employment due to disability; (b) the Named Executive Officer’s termination of employment by us without cause; (c) the Named Executive Officer’s involuntary termination of employment within 365 days after a change in control; (d) the Named Executive Officer’s resignation for good reason within 365 days of a change in control; or (e) the sale by us of the business unit with respect to which the Named Executive Officer primarily performs services.
Rardin Employment and Separation Agreements
               Mr. Rardin’s employment agreement provided for payments and benefits on certain terminations and changes of control of our Company. On June 4, 2008, Mr. Rardin resigned and pursuant to the terms of a separation agreement with the Company he is entitled to receive the following:

•	80% of twenty four (24) months’ then-current salary, to be paid in a lump sum on the date of the Company’s regular payroll for the second half of July, 2008, less an amount to be determined in accordance with a formula set forth in the separation agreement, which amount will be paid in January 2009,

•	80% of an amount equal to two (2) times the maximum amount of his then-current annual bonus that could be earned assuming the achievement of the highest performance targets for each month of the current plan year during which he was employed, to be paid in a lump sum on the date of the Company’s regular payroll for the second half of July 2008, less an amount to be determined in accordance with a formula set forth in the separation agreement, which amount will be paid in January 2009,

•	continuation of healthcare, life and accidental death and dismemberment and disability insurance benefits for eighteen (18) months after the date of termination, and

•	accelerated vesting of his outstanding stock options, which he has forfeited back to the Company.

               Payments under Mr. Rardin’s employment agreement are further described under “Summary of Termination Payments and Benefits.”
               Excise Tax Gross Ups. Mr. Rardin’s employment agreement required us to make him whole with respect to any payments or benefits from us if any excise taxes were imposed on such payments or benefits under Section 4999 of the Internal Revenue Code of 1986, as amended.
               Restrictive Covenants. Mr. Rardin’s employment agreement includes customary provisions with regard to non-competition and non-solicitation (including during the 24 month period following termination of employment), as well as confidentiality.
Oreskovich Key Officer and Letter Agreements
               Our Key Officer and Letter Agreements with Mr. Oreskovich provide for payments and benefits on certain terminations and changes of control of our Company, which are described below. In 2008, we entered into a new employment agreement with Mr. Oreskovich, which is described above under “Compensation Discussion and Analysis – Changes to Compensation in 2008,” which supersedes the Key Officer and Letter Agreements. Therefore, the summary below relates to an agreement that is no longer in effect.
               Termination for Cause; Resignation without Good Reason. If we terminate Mr. Oreskovich’s employment for “cause” or he resigns without “good reason” (as such terms are defined in the Key Officer Agreement), he will receive only the salary that is accrued through the date of termination. “Cause” is defined in the Key Officer Agreement as a termination for gross negligence, commission of a felony or material violation of a corporate policy. “Good reason” is defined in the Key Officer Agreement as constructive termination or a material reduction in Mr. Oreskovich’s base salary or responsibility.
               Termination without Cause or Due to Disability; Resignation for Good Reason. If we terminate Mr. Oreskovich’s employment without cause or due to his disability, or he terminates his employment for good reason, then under the Key Officer Agreement, if Mr. Oreskovich executes a release, we will pay to him an amount equal to:
•	twelve (12) months of then-current salary, to be paid in equal installments over the twelve (12) month period,

•	one-twelfth of his then current calculated bonus, determined by taking the maximum amount of bonus in effect for the then-current year during which he was employed, plus an additional 12 months, to be paid in equal installments over the twelve (12) month period, and

•	continuation of healthcare, life and accidental death and dismemberment and disability insurance benefits for twelve (12) months after the date of termination.
               Change in Control. Mr. Oreskovich’s Key Officer Agreement provides that, in the event of a change in control of our Company, as defined in the Key Officer Agreement, all options then held by Mr. Oreskovich will immediately vest and become exercisable.

          In addition, under the Key Officer Agreement, Mr. Oreskovich will be entitled to additional payments in the event of a change in control, if.
•	Mr. Oreskovich’s employment is involuntarily terminated within 365 days following the change in control, or

•	Mr. Oreskovich voluntarily terminates his employment with us within 365 days following the change in control, following:
•	a reduction in his responsibilities or authority with respect to the business,

•	any reduction in his compensation package, including then-current salary, in effect immediately prior to the change in control, or

•	the relocation of our principal place of business by more than thirty (30) miles.
Under this scenario, Mr. Oreskovich will be entitled to the following additional benefits:
•	twelve (12) months of his then-current salary, to be paid in a single payment within thirty (30) days of termination of his employment, and

•	an amount equal to one-twelfth (1/12th) of the maximum amount of his then-current annual bonus determined without regard to achievement of performance targets for each month of the current plan year during which he was employed, plus an additional twelve (12) months, to be paid in a single payment within thirty (30) days of the termination of his employment, and

•	continuation of health care, life and accidental death and dismemberment, and disability insurance benefits for twelve (12) months after the termination.
          Further, upon a change in control, we will deposit $50,000 into an interest-bearing escrow account as a “stay bonus” to help assure a smooth transition if the acquiror requests that Mr. Oreskovich continue his employment with us. The amount held in escrow will be paid to Mr. Oreskovich twelve (12) months after the change in control if he has substantially performed the services requested by the acquiror. If the acquiror does not request Mr. Oreskovich’s service after the change in control, he will not receive the escrowed amount. If the acquiror requests less than a full year of service, Mr. Oreskovich will receive a pro rata amount of the escrowed amount based on the number of months worked. At the end of the “stay bonus” performance period, Mr. Oreskovich will have a 30-day period following termination of such services or 365 days following the change of control, whichever is later, to terminate his services with us and be entitled to receive the change of control payments in addition to the “stay bonus.”
          A “change in control” is defined in the Key Officer Agreement as a change in the ownership of fifty percent (50%) or more of our outstanding Common Stock in a transaction or series of transactions effected by a third party or group, a change of at least fifty percent (50%) of our Board in a transaction or series of transactions effected by a third party or group (other than pursuant to a nomination of a new slate of directors where there has been no material change in beneficial ownership of our Common Stock within the year preceding such nomination) or a sale of substantially all of our assets.
          Restrictive Covenants. The Key Officer Agreement contains customary provisions with regard to non-competition and non-solicitation (including during the twelve (12) month period following termination of employment), as well as confidentiality.

Norton and Bowers Employment and Separation Agreements
          The employment agreements with each of Mr. Norton and Mr. Bowers provided for payments and benefits on certain terminations and changes of control of our Company. On June 4, 2008, Mr. Norton and Mr. Bowers each resigned. Pursuant to separation agreements entered into with Mr. Norton and Mr. Bowers they each became entitled to receive the following:

•	80% of twelve (12) months of then-current salary, to be paid in a lump sum on the date of the Company’s regular payroll for the second half of July 2008,

•	an amount equal to the product of (i) one-twelfth (1/12th) of the maximum bonus amount for the then-current year multiplied by (ii) the sum of the number of months of the current plan year during which he was employed, plus an additional twelve (12) months, to be paid in a lump sum on the date of the Company’s regular payroll for the second half of July 2008, and

•	continuation of healthcare, life and accidental death and dismemberment and disability insurance benefits for twelve (12) months after the date of termination.
          Payments under the employment agreements of Messrs. Norton and Bowers are further described under “Summary of Termination Payments and Benefits.”
          Restrictive Covenants. The employment agreements require the executives to preserve confidential information and not to compete with our Company or solicit customers or employees of our Company for the twelve (12) months following any termination of employment.
Cornet and Sartor Employment and Separation Agreements
          In March 2007, we entered into employment agreements with each of Mr. Cornet and Mr. Sartor provided for payments and benefits on certain terminations and changes of control of our Company. Effective March 31, 2008 and June 4, 2008, respectively, Messrs Cornet and Sartor resigned. As a result, they each became entitled to receive the greater of the following:
•	any minimum severance required by law, and

•	all of the following:
•	twelve (12) months of then-current salary, to be paid in equal installments over the twelve (12) month period,

•	an amount, to be paid in equal installments over the twelve (12) month period, equal to the product of (i) one-twelfth (1/12th) of the target bonus for the then-current year, multiplied by (ii) the sum of the number of months of the current plan year during which he was employed, plus an additional twelve (12) months, multiplied by (iii) a factor representing the previous year’s performance, and

•	continuation of healthcare, life and accidental death and dismemberment and disability insurance benefits for twelve (12) months after the date of termination.

          Payments under the employment agreements of Messrs. Cornet and Sartor are further described under “Summary of Termination Payments and Benefits.”
          Restrictive Covenants. The agreements of Messrs. Cornet and Sartor required each of them to preserve confidential information and not to compete with us or solicit our customers or employees for the twelve (12) months following any termination of employment.
           Separation Agreement. In connection with his resignation, we entered into a separation agreement with Mr. Cornet. Mr. Cornet’s separation agreement provides that he will be entitled to receive severance benefits in accordance with his employment contract.
Proposed Executive Officer Employment Agreements
          We have proposed to enter into written employment agreements with each of our current executive officers. The agreements will formalize and confirm the base compensation and target annual bonus amounts and the stock option grants that we agreed to in connection with the hiring of our current executive officers and Mr. Oreskovich’s and Ms. Wells’ promotions, and provide for 12 months’ base salary as severance upon a termination other than for cause or other than due to the executive officer’s death or disability. The severance benefits will be conditioned on the executive officer’s execution of a release agreement approved by us. The employment letter agreements will also provide that the executive officer’s stock options will vest upon a change in control of our Company. The agreements will not include a definition of “cause.”
Summary of Termination Payments and Benefits
          The following tables summarize the value of the termination and change in control payments and benefits to which each of our Named Executive Officers would have been entitled if he had terminated employment on December 31, 2007 under the circumstances indicated. For each of the Named Executive Officers whose employment terminated in 2008, we also describe the actual benefits paid or to be paid in connection with the termination. The amounts shown in the tables do not include accrued but unpaid salary, earned annual bonus for 2007, or payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment or change in control.
KENNETH D. RARDIN

		Termination
		Without
		Cause or as a
	Termination for	Result of	Change in
	Cause or	Disability, or	Control	Change in
	Resignation	Resignation	with no	Control with
	Without	For	Qualifying	a Qualifying
Type of Payment	Good Reason	Good Reason	Termination	Termination
Cash	$0	$1,742,500	$300,000 (1)	$2,721,900 (2)
Benefits Continuation	$0	22,508	0	22,508
Accelerated Equity Vesting(3)	$0	357,000	357,000	357,000

TOTAL	$0	$2,122,008	$657,000	$3,101,408

(1)	Reflects “stay” bonus payable twelve (12) months after the change in control contingent on Mr. Rardin’s substantial performance of services requested by the acquiror.

(2)	Includes $679,400 as an excise tax gross up payment. For purposes of determining whether any excise tax was triggered, we assumed we would be able to overcome any presumption that stock option grants in 2006 were made in contemplation of a change in control pursuant to regulations promulgated under Internal Revenue Code.

(3)	Reflects the value of unexercised and unvested equity awards that would be realized in each case due to the accelerated vesting of such awards. Awards are valued based on the closing market price of our Common Stock as of the last trading day in fiscal year 2007, December 31, 2007 ($1.19). For purposes of this calculation, outstanding options having an exercise price more than the closing price of our Common Stock on such date have a value of $0.

In accordance with the separation agreement, Mr. Rardin will receive the following amounts as described above:

Type of Payment	Amount
Cash	$1,394,000
Benefits Continuation	11,300
Accelerated Equity Vesting(1)	204,000

TOTAL	$1,609,300

(1)	Awards are valued based on the closing market price of our Common Stock on June 4, 2008, the date Mr. Rardin resigned ($0.68).
Mr. Rardin is required to preserve confidential information and not to compete with our Company or solicit customers or employees of our Company for twenty-four months following his termination. We have entered into a separation agreement with Mr. Rardin as described above.
STEVEN R. NORTON

		Termination
		Without
		Cause or as a
	Termination for	Result of	Change in	Change in
	Cause or	Disability, or	Control	Control
	Resignation	Resignation	with no	with a
	Without	For	Qualifying	Qualifying
Type of Payment	Good Reason	Good Reason	Termination	Termination
Cash	$0	$819,250	$0	$819,250
Benefits Continuation	$0	9,478	0	9,478
Accelerated Equity Vesting(1)	$0	238,000	238,000	238,000

TOTAL	$0	$1,066,728	$238,000	$1,066,728

(1)	Reflects the value of unexercised and unvested equity awards that would be realized in each case due to the accelerated vesting of such awards. Awards are valued based on the closing market price of our Common Stock as of the last trading day in fiscal year 2007, December 31, 2007 ($1.19). For purposes of this calculation, outstanding options having an exercise price more than the closing price of our Common Stock on such date have a value of $0.
In accordance with the separation agreement, Mr. Norton will receive the following amounts as described above:

Type of Payment	Amount
Cash	$548,400
Benefits Continuation	7,264
Accelerated Equity Vesting(1)	136,000

TOTAL	$691,664

(1)	Awards are valued based on the closing market price of our Common Stock on June 4, 2008, the date Mr. Norton resigned ($0.68).
Mr. Norton is required to preserve confidential information and not to compete with our Company or solicit customers or employees of our Company for twelve months following his termination. In connection with his resignation, we have entered into a separation agreement with Mr. Norton as described above.

GARY D. BOWERS

		Termination
		Without
		Cause or as a
	Termination for	Result of	Change in	Change in
	Cause or	Disability, or	Control	Control
	Resignation	Resignation	with no	with a
	Without	For	Qualifying	Qualifying
Type of Payment	Good Reason	Good Reason	Termination	Termination
Cash	$0	$505,250	$0	$505,250
Benefits Continuation	$0	8,852	0	8,852
Accelerated Equity Vesting(1)	$0	238,000	238,000	238,000

TOTAL	$0	$752,102	$238,000	$752,102

(1)	Reflects the value of unexercised and unvested equity awards that would be realized in each case due to the accelerated vesting of such awards. Awards are valued based on the closing market price of our Common Stock as of the last trading day in fiscal year 2007, December 31, 2007 ($1.19). For purposes of this calculation, outstanding options having an exercise price more than the closing price of our Common Stock on such date have a value of $0.
In accordance with the separation agreement, Mr. Bowers will receive the following amounts as described above:

Type of Payment	Amount
Cash	$349,053
Benefits Continuation	5,683
Accelerated Equity Vesting(1)	136,000

TOTAL	$490,736

(1)	Awards are valued based on the closing market price of our Common Stock on June 4, 2008, the date Mr. Bowers resigned ($0.68).
Mr. Bowers is required to preserve confidential information and not to compete with our Company or solicit customers or employees of our Company for twelve months following his termination. In connection with his resignation, we have entered into a separation agreement with Mr. Bowers as described above.
JACQUES CORNET
          As noted above, effective March 31, 2008, Mr. Cornet resigned from our Company. He will receive the following severance in accordance with his Separation Agreement, which we entered on April 16, 2008:
•	continuation of his annual salary at the time of his termination of CDN $267,650;

•	CDN $33,456.25 for his 2008 pro rata bonus;

•	continuation of certain health, dental and life insurance benefits through March 31, 2009 or until Mr. Cornet commences employment with another employer;

•	CDN $37,059.23 for Mr. Cornet’s accrued vacation days at the time of his termination; and

•	CDN $25,000 for Mr. Cornet’s contribution to the successful spin-off of Cedara Software SARL.
The sum of the cash payments to Mr. Cornet is equal to CDN $363,165.48, in each case less applicable income and employment tax withholding. The cash payments under will be paid over a 12 month period. In addition,

Mr. Cornet will be entitled to exercise his stock options that have vested on or before March 31, 2008 on or before September 27, 2008, with the exception of one option grant which expires earlier by its terms. Mr. Cornet’s employment agreement was terminated as of March 31, 2008, however, Mr. Cornet continues to be bound by the confidentiality, non-competition and other obligations under sections 15-18 of the employment contract.
LORIS SARTOR

		Termination
		Without
		Cause or as a
	Termination for	Result of	Change in	Change in
	Cause or	Disability, or	Control	Control
	Resignation	Resignation	with no	with a
	Without	For	Qualifying	Qualifying
Type of Payment	Good Reason	Good Reason	Termination	Termination
Cash	$0	$480,983	$0	$480,983
Benefits Continuation	$0	3,933	0	3,933
Accelerated Equity Vesting(1)	$0	238,000	238,000	238,000

TOTAL	$0	$722,916	$238,000	$752,916

(1)	Reflects the value of unexercised and unvested equity awards that would be realized in each case due to the accelerated vesting of such awards. Awards are valued based on the closing market price of our Common Stock as of the last trading day in fiscal year 2007, December 31, 2007 ($1.19). For purposes of this calculation, outstanding options having an exercise price more than the closing price of our Common Stock on such date have a value of $0.
Mr. Sartor’s resignation in June 2008 has been treated as with “good reason” as defined in his employment agreement. Accordingly, assuming payments are made in accordance with the transactions described above, Mr. Sartor will receive the following amounts:

Type of Payment
Cash	$480,983
Benefits Continuation	3,933
Accelerated Equity Vesting(1)	136,000

TOTAL	$620,916

(1)	Awards are valued based on the closing market price of our Common Stock on June 4, 2008, the date Mr. Sartor resigned ($0.68).
Mr. Sartor is required to preserve confidential information and not to compete with our Company or solicit customers or employees of our Company for twelve months following his termination. In connection with his resignation, we are in the process of negotiating a separation agreement with Mr. Sartor.

STEVEN M. ORESKOVICH(1)

		Termination without
	Termination	Cause or as a Result
	for Cause or	of Disability, or	Change in	Change in
	Resignation	Resignation For Good	Control with	Control with a
	without Good	Reason/Constructive	no Qualifying	Qualifying
	Reason	Termination	Termination	Termination
Type of Payment	($)	($)	($)	($)
Cash	$0	$213,281	$50,000 (3)	$263,281 (3)

Benefits Continuation	$0	$4,264	$0	$4,264

Accelerated Equity Vesting(2)	$0	$63,466	$63,466	$63,466

TOTAL	$0	$283,828	$155,000	$333,828

(1)	If our proposed employment agreement with Mr. Oreskovich, which will replace the employment agreement that provided for the payments in this table, had been in place on December 31, 2007 and Mr. Oreskovich’s employment had terminated other than for cause or as a result of his death or disability, Mr. Oreskovich would have received a cash payment of $200,000.

(2)	Reflects the value of unexercised and unvested equity awards that would be realized in each case due to the accelerated vesting of such awards. Awards are valued based on the closing market price of our Common Stock as of the last trading day in fiscal year 2007, December 31, 2007 ($1.19). For purposes of this calculation, outstanding options having an exercise price more than the closing price of our Common Stock on such date have a value of $0.

(3)	Reflects a $50,000 “stay” bonus payable twelve (12) months after the change in control contingent on Mr. Oreskovich’s substantial performance of services requested by the acquiror.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2007
               The following tables provide information about the compensation earned by our directors during 2007 regardless of when paid and their equity holdings as of December 31, 2007. The tables do not include Mr. Rardin, who received no additional compensation for his services as a director. As described above under “Compensation Discussion and Analysis — Changes to Compensation in 2008,” we are considering, but have not taken action with respect to, changes in our director compensation program.

	Fees Earned or	Option
	Paid in Cash	Awards(1)	Total
Name	($)	($)	($)
Robert A. Barish, M.D.	59,625	33,932	93,557
Dennis Brown	69,375	61,775	131,150
Michael D. Dunham	58,500	33,932	92,432
Robert T. Geras	62,250	33,932	96,182
Anna Marie Hajek	66,375	33,932	100,307
R. Ian Lennox	57,750	33,932	91,682
Kevin E. Moley	60,000	33,932	93,932
Kevin G. Quinn	62,250	33,932	96,182
Ramamritham Ramkumar	62,250	33,932	96,182
Richard A. Reck	76,875	33,932	110,807

(1)	Amounts reflect that portion of the dollar amount of options that we recognized for financial statement reporting purposes in accordance with FAS 123R for the fiscal year ended December 31, 2007 (disregarding the estimate of forfeitures related to service-based vesting). Assumptions used in the calculation of these amounts are included in note 6 to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the Commission on April 1, 2008. During 2007, options for 15,000 shares were granted to each board member in accordance with the Board compensation plan in effect on the date of our 2007 annual meeting of Shareholders with a grant date fair value of $3.02 per share or $45,300 in total for each director. Please refer to the following table entitled Outstanding Equity Awards of Directors at Fiscal Year End for the aggregate number of option awards outstanding as of December 31, 2007. Our directors do not hold any stock awards.
Annual Board/Committee Retainer Fees. Non-employee Directors each receive an annual participation award of $40,000 per year, such amount to be earned and payable in increments of $10,000 per quarter. The non-employee Directors who serve as the Chair of the Board of Directors and Chair of the Audit Committee receive an additional $15,000 annual participation award, such amount to be earned and payable in increments of $3,750 per quarter. The non-employee Director who serves as the Chair of the Compensation Committee receives an additional $7,500 annual participation award, such amount to be earned and payable in increments of $1,875 per quarter. The non-employee Director who serves as the Chair of the Nominating and Governance Committee receives an additional $3,500 annual participation award, such amount to be earned and payable in increments of $875 per quarter.
Meeting Fees. Non-employee Directors also received a fee of $1,500 for each Board of Directors meeting or Board Committee meeting attended in person, and a fee of $750 for each Board of Directors or Board Committee meeting attended via teleconference. Directors are also reimbursed for certain expenses incurred in connection with attendance at Board of Directors and Board Committee meetings.
Stock Option Grants. On the date of our Annual Meeting of Shareholders, Directors who are not employees of Merge Healthcare receive nonqualified stock options to purchase 15,000 shares of Common Stock of Merge Healthcare under Merge Healthcare’s 2005 Equity Incentive Plan (“Equity Incentive Plan”), with an exercise price equal to the closing price of Merge Healthcare’s shares of Common Stock on such date. The nonqualified stock options vest in four (4) equal quarterly increments following the grant date. Stock options granted to the non-employee Directors under the Equity Incentive Plan expire at the earliest to occur of: (i) the expiration of the option term (no more than ten (10) years), or (ii) the expiration of six (6) months from the date the Director ceases to serve on our Board. Options granted to non-employee Directors under the Equity Incentive Plan may be exercised, once vested, in whole or in part until termination of the exercise period. If a Director is elected or appointed after the date of the Annual Meeting, the amount of options issued will be prorated to coincide with the time Directors are elected or appointed for the following annual term, and that Director’s stock option exercise price will be equal to the closing price of Merge Healthcare’s shares of Common Stock as of the date of such new Director’s election or appointment to the Board of Directors. Each option granted to Directors under the Equity Incentive Plan is evidenced by a written agreement between Merge Healthcare and the Director.
               The Nominating and Governance Committee is considering implementing a new director compensation program for our non-employee directors. The Nominating and Governance Committee has not yet taken action with respect to this program, but is currently considering a program that would consist entirely of grants of options to each continuing non-employee director to purchase between 200,000 and 300,000 shares of Common Stock. Option grants to Mr. Ferro, our Chairman of the Board, have not yet been considered. The grants would be made in 2008 but would be intended to cover services, and would be subject to vesting, over the four years following the grant. Under the proposal that will likely be considered by the Nominating and Governance Committee, during the next four years, no other option or other equity grants to directors (except to new non-employee directors) would be made, and our non-employee directors would receive no cash retainer or other cash payments.
OUTSTANDING EQUITY AWARDS OF DIRECTORS AT FISCAL YEAR END
               The following table contains information concerning equity awards held by our directors that were outstanding as of December 31, 2007.

	Option Awards (1)
	Number of			Aggregate
	Securities			Number of
	Underlying	Exercise Price		Securities
	Options	of Option Awards	Expiration	Underlying
Name	(#)	(S/Sh)	Date	Options (#)
Robert A. Barish, M.D.	15,000	6.59	12/27/2016	30,000
	15,000	6.01	05/10/2017

Dennis Brown	5,000	9.78	05/21/2013	70,000
	10,000	16.19	05/20/2014
	15,000	17.50	06/01/2015
	15,000	6.59	12/27/2016
	10,000	5.52	01/30/2017
	15,000	6.01	05/10/2017

Michael D. Dunham	10,000	6.00	01/29/2008	137,500
	2,500	1.03	08/23/2009
	2,500	2.13	02/08/2010
	2,500	2.75	04/10/2010
	5,000	1.40	05/23/2011
	5,000	8.19	05/23/2012
	50,000 (2)	8.05	09/05/2012
	5,000	9.78	05/21/2013
	10,000	16.19	05/20/2014
	15,000	17.50	06/01/2015
	15,000	6.59	12/27/2016
	15,000	6.01	05/10/2017

Robert T. Geras	10,000	6.00	01/29/2008	82,500
	2,500	1.03	08/23/2009
	5,000	1.40	05/23/2011
	5,000	8.19	05/23/2012
	5,000	9.78	05/21/2013
	10,000	16.19	05/20/2014
	15,000	17.50	06/01/2015
	15,000	6.59	12/27/2016
	15,000	6.01	05/10/2017

Anna Marie Hajek	5,000	8.19	05/23/2012	65,000
	5,000	9.78	05/21/2013
	10,000	16.19	05/20/2014
	15,000	17.50	06/01/2015
	15,000	6.59	12/27/2016

	Option Awards (1)
	Number of			Aggregate
	Securities			Number of
	Underlying	Exercise Price		Securities
	Options	of Option Awards	Expiration	Underlying
Name	(#)	(S/Sh)	Date	Options (#)
	15,000	6.01	05/10/2017

R. Ian Lennox(3)	11,740	12.49	05/31/2008	56,740
	15,000	17.50	06/01/2015
	15,000	6.59	12/27/2016
	15,000	6.01	05/10/2017

Kevin E. Moley	15,000
	15,000	6.59	12/27/2016	30,000

		6.01	05/10/2017
Kevin G. Quinn	15,000
	15,000	6.59	12/27/2016	30,000
		6.01	05/10/2017

Ramamritham Ramkumar	11,178	19.38	08/24/2015	41,178
	15,000	6.59	12/27/2016
	15,000	6.01	05/10/2017

Richard A. Reck	411	7.46	04/23/2013	60,411
	5,000	9.78	05/21/2013
	10,000	16.19	05/20/2014
	15,000	17.50	06/01/2015
	15,000	6.59	12/27/2016
	15,000	6.01	05/10/2017

(1)	All options are fully vested and exercisable, with the exception of the options granted on May 11, 2007 with a May 10, 2017 expiration date, which options were 75% vested and exercisable at December 31, 2007.

(2)	Reflects a one time option award to Mr. Dunham in consideration of his agreement to serve as principal executive officer from July 2, 2006 until September 6, 2006, as an executive officer and not in consideration of his services as a director.

(3)	Includes a replacement option to purchase 11,740 shares issued on June 1, 2005 to Mr. Lennox as a former director of Cedara in accordance with the Merger Agreement, dated as of January 17, 2005, by and among Merge Technologies Incorporated, Cedara Software Corp. and Corrida, Ltd.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
               The following table shows, as of July 15, 2008, the beneficial ownership of shares of the Common Stock, by: (i) each person that is known to us to beneficially own or exercise the voting or dispositive control of five percent (5%) or more of the outstanding Common Stock; (ii) each of our current, and certain of our former, Directors and Named Executive Officers, including: Mr. Rardin, a former Director and former Named Executive Officer; and Messrs. Bowers, Cornet, Norton and Sartor, each a former Named Executive Officer; and (iii) all of our Directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire the beneficial ownership within sixty (60) days.

	Shares	Percentage of
	Beneficially	Total
Name and Address of Beneficial Owner (1)	Owned (2)(3)	Outstanding

Merrick RIS, LLC / Michael W. Ferro, Jr.(4)	26,446,237	46.53%
Glenhill Advisors, LLC (5)	2,800,000	4.93%
Gary D. Bowers	1,560	(*	)
Dennis Brown	291,894	(*	)
Jacques F. Cornet	37,893	(*	)
Justin C. Dearborn	0	(*	)
Robert T. Geras	325,591	(*	)
Anna Marie Hajek	81,859	(*	)
Gregg G. Hartemayer	88,640	(*	)
Nancy J. Koenig	22,160	(*	)
Kevin E. Moley	56,249	(*	)
Steven R. Norton	5,109	(*	)
Steven M. Oreskovich (6)	228,092	(*	)
Kevin G. Quinn	50,000	(*	)
Kenneth D. Rardin	18,000	(*	)
Richard A. Reck	310,049	(*	)
Loris Sartor (7)	277,600	(*	)
Neele E. Stearns	221,610	(*	)
Antonia A. Wells (6)	109,680	(*	)
All Directors and Executive Officers as a Group (18 persons)	28,572,223	50.28%

(*)	Less than 1% of outstanding Common Stock.

(1)	The business address of each beneficial owner who is also a Director or Named Executive Officer of Merge Healthcare Incorporated is c/o Merge Healthcare Incorporated, 6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin 53214–5650. The business address for Merrick RIS, LLC is 233 North Michigan Avenue, Suite 2330, Chicago, Illinois 60601. The business address of Glenhill Advisors, LLC is 598 Madison Avenue, 12th Floor, New York, New York 10022.

(2)	Except pursuant to applicable marital property laws or as indicated in the footnotes to this table, to our knowledge, each shareholder identified in the table possesses sole voting and investment power with respect to all Common Stock shown as beneficially owned by such beneficial owner.

(3)	Includes the following number of shares of Common Stock which may be acquired upon the exercise of stock options which are currently exercisable or exercisable within sixty (60) days of July 15, 2008: 70,000 for Mr. Brown; 36,250 for Mr. Cornet; 72,500 for Mr. Geras; 65,000 for Ms. Hajek, 30,000 for Mr. Moley; 150,000 for Mr. Oreskovich; 30,000 for Mr. Quinn; 60,411 for Mr. Reck; 52,500 for Mr. Sartor; and 45,000 for Ms. Wells.

(4)	As reported on a Form 4 filed with the Commission on July 17, 2008 jointly by Merrick RIS, LLC, a Delaware limited liability company (“Merrick”), and Mr. Michael W. Ferro, Jr., an individual with sole voting and investment power with respect to securities held by Merrick.

(5)	As reported on a Schedule 13G/A filed with the Commission on February 14, 2008 jointly by Glenhill Advisors, LLC, Glenn J. Krevlin, Glenhill Capital Management, LLC and Glenhill Capital L P. Mr. Krevlin is the managing member and control person of Glenhill Advisors, LLC. According to the Schedule 13G/A, each of Glenhill Advisors, LLC and Mr. Krevlin have sole voting and dispositive power with respect to 2,800,000 shares of our Common Stock.

(6)	Includes 53,333 shares of Restricted Common Stock granted on November 24, 2007, which shares shall become vested and non–forfeitable in increments of 33%, 33% and 34% on the first, second and third anniversaries of the grant date, respectively, subject to certain restrictions and conditions as set by the Compensation Committee of our Board of Directors.

(7)	Reflects 100 non–voting exchangeable shares of Merge Cedara ExchangeCo Limited, which exchangeable shares may be exchanged on a one–to–one basis for shares of Merge Healthcare Incorporated’s Common Stock.
Section 16(a) Beneficial Ownership Reporting Compliance
          Section 16(a) of the Exchange Act requires our executive officers, members of our Board, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5) of our equity securities with the Commission. The Commission requires executive officers, directors and greater than ten percent (10%) Shareholders to furnish us with copies of all these forms filed with the Commission.
          To our knowledge, based solely upon our review of the copies of these forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that all of our executive officers and directors complied with their reporting obligations during 2007.
Merrick Transaction
          On June 4, 2008, we consummated the transactions contemplated by the Purchase Agreement, which may have constituted a change of control of our Company under Nasdaq definitions. In connection with the Closing, we issued (i) a $15 million senior secured Term Note (which we refer to as the “Term Note”), (ii) 6,800,000 shares of our Common Stock as partial consideration for the Term Note and (iii) an additional 14,285,715 shares of our Common Stock at a price per share of $0.35 to Merrick. Merrick obtained the funds to purchase the Term Note and the Shares through equity contributions made by its members. The Shares represent approximately 38% of our outstanding voting securities after the Closing. Prior to the Closing, no person beneficially owned more than 15% of our voting securities.
          At the Closing, we issued the Term Note to Merrick. The Term Note bears interest at 13.0% per annum, payable quarterly, and becomes payable in a single installment on the second anniversary date of the closing of the transaction. The Term Note is secured by a first priority lien on all of the assets of our and our subsidiaries’ U.S. and Canadian operations.
          Also at the Closing, we entered into the Registration Rights Agreement with Merrick. The Registration Rights Agreement requires us, upon Merrick’s request, to file and maintain the effectiveness of a registration statement covering the Shares. If we do not fulfill certain of our obligations under the Registration Rights Agreement with respect to registering the Shares, we will be required to pay additional interest on the outstanding principal of the Term Note as liquidated damages for our breach under the Registration Rights Agreement.
          Effective immediately upon the Closing, five of the eleven members of our Board, Michael D. Dunham, Robert A. Barish, Ramamritham Ramkumar, R. Ian Lennox and Kenneth D. Rardin, resigned from our Board. In accordance with the Purchase Agreement, our Board filled the vacancies created by such resignations by appointing the following individuals designated by Merrick to serve on our Board: Michael W. Ferro, Jr., Neele E. Stearns, Jr., Nancy J. Koenig, Gregg Hartemayer and Justin Dearborn. Mr. Stearns was also appointed to serve as chairperson of the Audit Committee, and Mr. Hartemayer was appointed to serve on the Nominating and Governance Committee and the Compensation Committee.
          Pursuant to the terms of the Purchase Agreement, Merrick had the continuing right to designate five (5) persons to be nominated to our Board in the future, subject to reduction upon a decrease in Merrick’s ownership percentage in our Company. On July 1, 2008, the Company and Merrick amended the Purchase Agreement, effective upon adoption of Proposal No. 1 set forth in this Proxy Statement, pursuant to which (i) Merrick will give up its contractual right to nominate persons to our Board and (ii) Merrick will no longer be obligated to vote for the slate of directors nominated by the Company.
          As discussed above, upon consummation of the transactions contemplated by the Purchase Agreement, Merrick acquired the Term Note with a principal amount of $15 million and bearing interest at 13% per annum, payable quarterly and acquired 21,085,715 shares of our Common Stock with a value of approximately $14.5 million on the date of the Closing. Merrick Ventures, Michael W. Ferro, Jr. and trusts for the benefit of Mr. Ferro’s family members beneficially own a majority of the outstanding equity interests in Merrick. Mr. Ferro also serves as the chairman and chief executive officer of Merrick. In addition, Mr. Ferro is the chairman and chief executive officer of Merrick Ventures, as well as the beneficial owner of a majority of the equity interests in Merrick Ventures. Accordingly, as of the date of the Closing, Mr. Ferro indirectly owns or controls the Term Note and all of the Shares.
          Mr. Hartemayer, Mr. Dearborn and Ms. Koenig own immaterial economic interests in Merrick Ventures. Until their appointments as officers of our Company, Mr. Dearborn served as the general counsel and a managing director of Merrick Ventures, and Ms. Koenig served as the CEO of Merrick Healthcare, LLC, a portfolio company of Merrick Ventures. Mr. Dearborn and Ms. Koenig resigned from all of their positions with Merrick Ventures and its affiliates (other than our Company and its subsidiaries) upon joining our Company.
          Subsequent to the consummation of the transactions contemplated by the Purchase Agreement, on June 16, 2008, Merrick acquired an additional 4,932,822 shares of our Common Stock directly from one of our shareholders. Pursuant to a 10b5-1 plan, as of July 15, 2008, Merrick has purchased an additional 427,700 shares of our Common Stock. Therefore, as of July 15, 2008, Merrick owned approximately 47.96% of our outstanding Common Stock.

PROPOSAL TWO: AMENDMENT OF THE 2005 EQUITY INCENTIVE PLAN
          Our shareholders are being asked to approve an amendment to our 2005 Equity Incentive Plan (which we refer to as the “2005 Equity Incentive Plan” or the “Plan”) to increase the number of shares of Common Stock reserved for issuance under the 2005 Equity Incentive Plan by 3,000,000 shares from 7,500,000 to 10,500,000 shares of common stock. The Compensation Committee of our Board and our full Board approved this amendment, subject to shareholder approval at the Annual Meeting.
          The proposed amendment will assure that a sufficient reserve of common stock remains available for issuance under the 2005 Equity Incentive Plan. This will allow us to continue to utilize equity incentives to attract and retain the services personnel essential to the our long-term growth and financial success.
          The following is a summary of the principal features of the 2005 Equity Incentive Plan, as proposed to be amended. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Equity Incentive Plan and is qualified in its entirety by reference to the copy of the 2005 Equity Incentive Plan as filed with the Commission, which interested parties are encouraged to review.
          As described more fully below, the 2005 Equity Incentive Plan allows the Compensation Committee to adjust the number of shares available under the Plan in the event of certain corporate events, including stock splits. Following the effective date of our potential one-for-two or two-for-three reverse stock split described in Proposal Three, if approved by the our Shareholders and effected by the Board, the available shares would be adjusted. As such, the shares available for issuance under the Plan, assuming shareholder approval of both proposals and the effectuation of the Reverse Stock Split by our Board, would be adjusted from 10,500,000 shares to 5,250,000 or 7,000,000, depending on the ratio of the potential reverse stock split. Unless noted otherwise, all references to share amounts contained in this summary are prior to any adjustment by the Compensation Committee for the potential Reverse Stock Split.
SUMMARY OF MATERIAL TERMS
Administration
     The 2005 Equity Incentive Plan is administered by the Compensation Committee of our Board. The Compensation Committee is composed entirely of independent directors. Subject to the terms of the 2005 Equity Incentive Plan, the Compensation Committee may grant awards under the Plan, establish the terms and conditions for those awards, construe and interpret the Plan and establish the rules for the Plan’s administration.
Eligibility
     Awards may be granted to our employees and the employees of our subsidiaries and affiliates, as well as our and our subsidiaries’ and affiliates’ non-employee directors and consultants. The Compensation Committee has the authority to determine which employees, consultants and non-employee directors should receive awards. The 2005 Equity Incentive Plan does not limit the number of employees, directors or consultants who may receive awards. Awards may also be made in the form of replacement stock options to current and former directors of Cedara Software Corp. and its subsidiaries. We and our subsidiaries and affiliates, in the aggregate, currently employ approximately 300 individuals and have a total of 9 non-employee directors (6 non-employee directors effective at the conclusion of the Annual Meeting).
Shares Available for Grant
     Awards may be made under the 2005 Equity Incentive Plan with respect to 10,500,000 shares of common stock if the amendment is approved. Forfeited and lapsed awards are not counted against the Plan limits. As of the date of this proxy statement and prior to increasing the number of shares available under the Plan, 902,626 shares are available for issuance or grant under the Plan.
Types of Awards
     The Compensation Committee may grant non-statutory stock options, incentive stock options, stock grants, stock appreciation rights, performance units and stock units under the Plan. Non-employee directors and consultants may not be receive incentive stock options. The maximum number of shares that may be issued under the Plan through incentive stock options is 5,000,000 shares of common stock.
Tax Treatment of Stock Options—U.S. Participants
     A stock option is the right to purchase shares of common stock at a specified price as determined by the Compensation Committee. The exercise price of stock options under the 2005 Equity Incentive Plan will not be less than 100% of the fair market value of a share of common stock on the date the option is granted, except in certain corporate acquisitions where options may be issued under the Plan in substitution for previously issued options of the acquired entity. Incentive stock options and non-statutory stock options differ primarily in their tax treatment. A U.S. participant receiving an incentive stock option will recognize no income or gain on the grant or the exercise of the incentive stock option (except that the alternative minimum tax may apply). Any gain realized upon the disposition of the underlying common stock will be taxed as long term capital gain if the U.S. participant holds the shares of common stock for at least two years after the date of the grant of the incentive stock option and one year after the date of exercise. The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option by a U.S. employee except where the holding period requirements are not satisfied. A U.S. participant receiving a non-statutory stock option will not be taxed on the grant of the option. Upon exercising the non-statutory stock option, the U.S. participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale of the shares acquired pursuant to the non-statutory stock option, the U.S. participant will have taxable capital gain or loss measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). The Company will be entitled to a business expense deduction in the same amount and at the same time as the U.S. participant recognizes ordinary income on the exercise of the non-statutory stock option, subject to limits under Section 162 of the Internal Revenue Code (relating to the $1,000,000 cap on compensation).
Tax Treatment of Stock Options—Canadian Participants
     Canadian participants will receive non-statutory stock options. A Canadian participant receiving a non-statutory stock option will not be taxed on the grant of the option. Upon exercising the non-statutory stock option, the Canadian participant will recognize income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. The Canadian participant will, however, be allowed a deduction equal to 50% of the income recognized. On a subsequent sale of the shares acquired pursuant to the non-statutory stock option by the Canadian participant, the full value of the amount taxed to the Canadian participant is added in computing the Canadian participant’s basis in the share. We will not be entitled to a business expense deduction with respect to non-statutory options exercised by Canadian participants.
Stock Appreciation Rights
     The Compensation Committee may also grant stock appreciation rights. A stock appreciation right is the right to receive a cash payment equal to the appreciation of a share of common stock above a specified price determined by the Compensation Committee. The specified price will not be less than 100% of the fair market value of a share of common stock on the date the stock appreciation right is granted. Upon exercising the stock appreciation rights, the participant will recognize ordinary income in an amount equal to the cash payment received by the participant.
Stock Grants
     The Compensation Committee may also make stock grants. A stock grant is the award of common stock to a participant accompanied by such restrictions as may be determined by the Compensation Committee. Generally, such stock grants will be subject to a vesting requirement or the satisfaction of designated individual or Company performance objectives. Restricted stock is taxable to the participant when the stock is vested and performance requirements are satisfied. We generally receive a deduction equal to the value of the stock at the time the vesting and performance requirements are satisfied.

Stock Unit Grants and Performance Unit Grants
     A stock unit grant is the award of cash equal to the value of a share of our Common Stock. A performance unit grant has a value established by the Compensation Committee. Awards of stock units and performance units will generally be subject to vesting requirements or the satisfaction of performance requirements. The value of stock units or performance units received by a participant is taxable to the participant when the units are vested and performance requirements are satisfied. We generally receive a deduction in the year the recipient recognizes income for the value received by the participant, subject to limits under Section 162 of the Internal Revenue Code (relating to the $1,000,000 cap on compensation).
Limits on Awards
     An individual recipient may not receive awards with respect to more than 750,000 shares in any calendar year. No participant may be granted an award under the Plan in any year which would result in a cash payment which exceeds 500% of the participant’s base compensation in the year of grant or the prior year.
Performance Based Compensation
     Incentive stock options, non-statutory stock options and stock appreciation rights are intended to be performance based compensation within the meaning of Section 162(m) of the Code (relating to an exception from the $1,000,000 cap on deductible compensation). The Compensation Committee may also attempt to qualify stock grants, performance unit grants and stock unit grants as performance based compensation. The performance goals will be based on earnings per share; net income (before or after taxes); net income from continuing operations; return on assets, equity, capital or investment; cash flow; cash flow return on investments; earnings before or after taxes, interest, depreciation and/or amortization; internal rate of return or increase in net present value; dividend payments; gross revenues; gross margins; internal measures generally recognized in the industry; and share price.
Accelerated Vesting
     To the extent that an award is subject to a vesting schedule, vesting may be accelerated at the discretion of the Compensation Committee, including upon a change in control (as such term is defined below). To the extent an award is subject to performance requirements, such requirements may be deemed satisfied on an early termination of employment, at the discretion of the Compensation Committee, including upon a termination in connection with a change in control. A change in control includes, generally speaking, any of the following: a person obtaining control over 50% of our voting stock, a majority of directors who are not approved by the incumbent directors are elected to our Board, a merger, consolidation or similar transaction in which our Shareholders do not own a majority of the shares of the surviving entity, or a sale of substantially all of our assets.
Adjustments
     In the event of a change in the outstanding shares of our Common Stock due to a stock split, stock dividend, recapitalization, merger, consolidation, spin off, reorganization or repurchase or exchange of the shares of our Common Stock, the Compensation Committee may take action to prevent a dilution or enlargement of benefits under the 2005 Equity Incentive Plan. These actions include adjusting the number of shares of common stock that may be issued under the 2005 Equity Incentive Plan, including the share limitation and (1) the number of shares; (2) the price of shares subject to outstanding awards; and (3) the consideration to be paid upon the exercise of any award. Following the effective date of our potential one-for-two or two-for-three reverse stock split described in Proposal Three, if approved by our Shareholders and effected by our Board, the shares available for issuance under the Plan would be adjusted from 10,500,000 shares to 5,250,000 or 7,000,000, depending on the ratio of the potential Reverse Stock Split
Amendment and Termination
     Our Board may amend or terminate the 2005 Equity Incentive Plan at any time, but no such amendment or termination may affect the rights of a participant with respect to outstanding awards, except that we may, in the event of a change in control of our Company, either: (1) terminate the 2005 Equity Incentive Plan and pay participants the value of outstanding awards; or (2) replace the awards with substantially similar awards granted under a Plan of another party to the change in control. No awards may be granted under the Plan after May 24, 2015, the tenth anniversary of the effective date of the Plan. Shareholder approval is required for certain material amendments to the 2005 Equity Incentive Plan.

Securities Authorized for Issuance under Equity Compensation Plans
     The following table sets forth information as of December 31, 2007, with respect to shares of our Common Stock that may be issued under our existing equity compensation plans. The table does not include employee benefit plans intended to meet the qualification requirements of Section 401(a) of the Internal Revenue Code. All equity compensation plans are described more fully in Note 4 to our consolidated financial statements.

			Number of Securities
			Remaining Available
			for Future
	Number of		Issuance Under
	Securities to be		Equity Compensation
	Issued Upon	Weighted-Average	Plans Excluding
	Exercise or	Exercise Price of	Securities Reflected
Plan Category	Outstanding Options	Outstanding Options	in Column (a)

Equity compensation plans approved by security holders	4,056,310	$8.48	$743,129

Equity compensation plans not approved by security holders	24,750	15.03	—

	4,081,060	$8.52	$743,129

New Plan Benefits
     The following table includes the number of options the Nominating and Governance Committee is considering granting our non-employee directors (other than Mr. Ferro) under the Plan as amended pursuant to a potential new director compensation program described above under “Compensation Discussion and Analysis — Changes to Compensation in 2008.” Final action has not been taken with respect to the potential program, and award amounts, if any awards are made, may vary from those shown in the following table. In addition, option grants for Mr. Ferro, our Chairman of the Board, have not yet been considered. Benefits under the Plan that we may award to Mr. Ferro, our current executive officers and other employees are not currently determinable.

Name and Position	Number of Options
Dennis Brown, Director	250,000
Robert T. Geras, Director	225,000
Gregg G. Hartemayer, Director	200,000
Richard A. Reck, Director	200,000
Neele E. Stearns, Jr., Director	300,000

Total Non-Executive Director Group(1)	1,175,000

(1)	This number does not include any options that may be granted to our Chairman, whose option grants have not yet been considered.
     Merge shareholders should read the Plan carefully before deciding how to vote.
          Vote Required and Recommendation of the Board of Directors
     At the Annual Meeting, shareholders will be asked to approve the amendment of the 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the 2005 Equity Incentive Plan from 7,500,000 to 10,500,000 shares. Such approval will require the affirmative vote of a majority of the voting power of the shares of our Common Stock cast on this Proposal at the Annual Meeting (at which a quorum is present) and entitled to be voted on the Proposal.
     RECOMMENDATION OF THE BOARD: Our Board unanimously recommends a vote “FOR” approval of the amendment to the 2005 Equity Incentive Plan.

PROPOSAL THREE
AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION
(OR CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION AS
DESCRIBED IN PROPOSAL FOUR BELOW) ALLOWING OUR BOARD, IN ITS DISCRETION
AT ANY TIME PRIOR TO AUGUST 19, 2009, TO EFFECT A REVERSE STOCK SPLIT OF OUR
OUTSTANDING COMMON STOCK WITH AN EXCHANGE RATIO OF EITHER TWO-FOR -THREE OR ONE-FOR -TWO
          General
          We and our Board believe it is advisable and in the best interests of our Company and our Shareholders to approve an amendment to our Amended and Restated Articles of Incorporation (or the Certificate of Incorporation of the Surviving Corporation as described in Proposal Four below) allowing our Board, in its discretion at any time prior to August 19, 2009, to effect a reverse stock split of our outstanding Common Stock with an exchange ratio of either two-for-three or one-for-two, with the timing of the amendment, if it is to be implemented at all, and the specific reverse split ratio to be effected being determined in the sole discretion of our Board (the “Reverse Stock-Split”).
          Although we are asking our Shareholders to vote on both of the proposed reverse split exchange ratios, only one, if any, such proposal will be effected. Our Board believes that shareholder approval of an amendment at each of the proposed reverse split ratios granting it the discretion to approve the specific ratio to be effected, rather than approval of only one exchange ratio at this time, provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in our best interests and those of our Shareholders.
          If our Shareholders approve the amendment, no further action by our Shareholders will be required either to implement or to abandon the Reverse Stock Split, and our Board will have the sole discretion to elect, as it determines to be in our best interests and the best interests of our Shareholders, whether and when to effect a reverse stock split, and whether the reverse split ratio will be two-for-three or one-for-two, at any time before the first anniversary of this Annual Meeting. If our Board were to effect the Reverse Stock Split, we would notify our Shareholders of the effectiveness of the split by issuing a press release.
          The full text of the form of proposed amendment of our Amended and Restated Articles of Incorporation is attached to this proxy statement as Appendix A. If approved by our Shareholders and following such approval our Board determines that effecting a reverse stock split is in our best interests and those of our Shareholders, the Reverse Stock Split will become effective upon filing one such amendment with the Department of Financial Institutions of the State of Wisconsin or the Delaware Secretary of State, as the case may be. The amendment filed will indicate the reverse split ratio approved by our Shareholders and selected by our Board. Only one such amendment will be filed, if at all.
          If approved by our Shareholders and following such approval our Board determines that effecting a reverse stock split is in our best interests and those of our Shareholders, Merge Cedara ExchangeCo Limited will effect a comparable reverse stock split of the Exchangeable Shares at the same reverse split ratio as finally determined by our Board.
          Although we presently intend to effect the Reverse Stock Split only if necessary to remain in compliance with Nasdaq’s minimum bid requirement, our Board reserves the right, notwithstanding our Shareholders’ approval of the proposed amendment at the Annual Meeting, to abandon it at any time without further action by our Shareholders before the amendment is filed with the Department of Financial Institutions of the State of Wisconsin or the Delaware Secretary of State, as the case may be. Our Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment, including overall trends in the stock market, recent changes and anticipated trends in the per share market price of our Common Stock, business developments, and our actual and projected financial performance. If the closing bid price of our Common Stock on The Nasdaq Global Market remains at or above $1.00 per share, as discussed more fully below, our Board may decide to abandon the filing of the proposed amendment. If our Board fails to implement the Reverse

Stock Split prior to the one-year anniversary of this Annual Meeting, shareholder approval again would be required prior to implementing any reverse stock split.
          Purpose and Background of the Reverse Stock Split
          We are seeking authorization of the Reverse Stock Split primarily for the purpose of attempting to raise the per share trading price of our Common Stock in an effort to continue our listing on The Nasdaq Global Market. To maintain listing, Nasdaq requires, among other things, that our Common Stock maintain a minimum bid of $1.00 per share.
          On April 2, 2008, we received notice from Nasdaq that we were not in compliance with Nasdaq Marketplace Rule 4450(a)(5) (which we refer to as the “Minimum Bid Price Rule”) because the per share bid price of our Common Stock had closed at less than $1.00 for 30 consecutive business days. In accordance with Nasdaq Marketplace Rule 4450(e)(2), we were given 180 calendar days, or until September 29, 2008, to regain compliance. This notification has no effect on the listing of our Common Stock at this time.
          On July 9, 2008, the Company received a letter from Nasdaq confirming that as a result of the closing bid for the Common Stock being above $1.00 per share for at least 10 consecutive business days, the Company had regained compliance with the Minimum Bid Price Rule. Notwithstanding the Company’s compliance with the Minimum Bid Price Rule, the price per share of the Company’s Common Stock has continued to trade in a range that is around $1.00 per share, including, at times, below $1.00 per share. Therefore, the Company believes it to be in its best interests to continue to consider the Reverse Stock Split in an attempt to avoid again falling below the Minimum Bid Price Rule.
          We expect that the Reverse Stock Split will increase the bid price per share of our Common Stock above the $1.00 per share minimum price. However, there can be no assurance that the Reverse Stock Split will have that effect, initially or in the future, or that it will enable us to maintain the listing of our Common Stock on The Nasdaq Global Market. The price per share of our Common Stock is a function of our financial performance and other factors, some of which may be unrelated to the number of shares outstanding.
          In addition to compliance with the Minimum Bid Price Rule, we believe that a higher price could improve the marketability of our Common Stock and its acceptance by institutional investors and other members of the investing public and, and may improve the perception of our Company by such individuals. Some investors, brokerage firms and market makers may consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.
          We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.
          We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, and possibly promote greater liquidity for our Shareholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

          There can be no assurance that the Reverse Stock Split will achieve any of the desired results. There also can be no assurance that the price per share of our Common Stock immediately after the Reverse Stock Split will increase proportionately with the Reverse Stock Split, or that any increase will be sustained for any period of time.
          The proposed Reverse Stock Split is not intended to be an anti-takeover device.
          The Reverse Stock Split May Not Result in an Increase in the Per Share Price of Our Common Stock or Exchangeable Shares; There Are Other Risks Associated with the Reverse Stock Split
          We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock or Exchangeable Shares. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•	the market price per share of our Common Stock will either exceed or remain in excess of the $1.00 minimum bid price as required by The Nasdaq Global Market;

•	we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Global Market;

•	the market price per share of our Common Stock or our Exchangeable Shares after the Reverse Stock Split will rise in proportion to the reduction in the number of shares outstanding before the Reverse Stock Split;

•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; or

•	the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers.
          The market price of our Common Stock and Exchangeable Shares will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock or Exchangeable Shares declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.
          Principal Effects of the Reverse Stock Split on Market for our Common Stock
          On July 22, 2008, the closing bid price for our Common Stock on The Nasdaq Global Market was $1.00 per share. By decreasing the number of shares of Common Stock outstanding without altering the aggregate economic interest represented by the shares, we believe the market price will be increased. The greater the market price rises above $1.00 per share, the less risk there will be that we will fail to maintain compliance with the requirements for listing of our Common Stock on The Nasdaq Global Market. However, there can be no assurance that the market price of the Common Stock will rise to or maintain any particular level or that we will at all times be able to meet the requirements for maintaining the listing of our Common Stock on The Nasdaq Global Market. Additionally, there can be no assurance that the market price of the Exchangeable Shares on the Toronto Stock Exchange (the “TSX”) will rise to or maintain any particular level.
          Principal Effects of the Reverse Stock Split on Common Stock and Exchangeable Shares; No Fractional Shares
          If shareholders approve granting the Board the authority to exercise its discretion to amend our Amended and Restated Articles of Incorporation to effect a reverse stock split, and if our Board decides to effectuate such amendment and Reverse Stock Split, the principal effect of the Reverse Stock Split (and the corresponding reverse stock split of the Exchangeable Shares) will be to reduce the number of issued and outstanding shares of our Common Stock and Exchangeable Shares, respectively, in accordance with an exchange ratio approved by our Shareholders and determined by our Board as set forth in this Proposal, as of July 11, 2008, (i) in the case of a two-for-three stock split from approximately 55,145,458 Common Shares and approximately 1,685,540 Exchangeable Shares to approximately 36,763,634 Common Shares and 1,123,693 Exchangeable Shares and, (ii) in the case of a one-for-two stock split, 27,572,729 Common Shares and 842,770 Exchangeable Shares, depending on which reverse stock ratio is effectuated by our Board and based upon the number of Common Shares and Exchangeable Shares outstanding on the record date for the Annual Meeting. The total number of shares of Common Stock each shareholder holds will be reclassified automatically into the number of shares of Common Stock equal to the number of shares of Common Stock each shareholder held immediately before the Reverse Stock Split divided by the exchange ratio approved by our Shareholders and determined by our Board as set forth in this Proposal and a corresponding automatic reclassification will occur with respect to our Exchangeable Shares. If the number of shares of Common Stock a shareholder holds or the number of Exchangeable Shares held by a holder of Exchangeable Shares is not evenly divisible by such exchange ratio, such holder will not receive a fractional share but instead will receive, upon surrender of stock certificates representing such shares of Common Stock or Exchangeable Share, cash in an amount equal to the fraction of a share that shareholder otherwise would have been entitled to receive multiplied by the last sale price (as adjusted to reflect the Reverse Stock Split) of the Common Stock as last reported on The Nasdaq Global Market on the trading day before the Reverse Stock Split takes effect. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein. Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
          The Reverse Stock Split will affect all of our Shareholders and holders of Exchangeable Shares uniformly and will not affect any such holder’s percentage ownership interests, except to the extent that the Reverse Stock Split results in any such holder owning a fractional share. As described above, shareholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Such cash payments will reduce the number of post-split shareholders to the extent there are shareholders presently holding fewer than two or three shares, depending on the exchange ratio selected by our Board. This, however, is not the purpose for which we are proposing to effect the Reverse Stock Split and we are not aware that we have any shareholders who hold so few shares that they will be cashed out. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The par value of our Common Stock would remain unchanged at $0.01 per share. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.
          Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially because the proposed amendment will not reduce the number of authorized shares while it will reduce the number of outstanding shares by one half or one third, depending on the exchange ratio selected by our Board. In other words, if shareholders approve Proposal Three, the number of authorized but unissued shares of Common Stock would increase from approximately 44,854,542 shares to, in the case of a two-for-three stock split, approximately 63,236,366, and, in the case of a one-for-two stock split, approximately 72,427,271. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our Common Stock. Our future capital needs will be highly dependent on our ability to repay our debt, control expenses on the parent and subsidiary levels, and manage the development efforts on the parent and subsidiary levels. Thus, any projections of future cash needs and cash flows are subject to substantial uncertainty. If our available funds and cash generated from operations are insufficient to satisfy our liquidity requirements, we may seek to sell additional equity or debt securities, obtain a line of credit or curtail our existing operations. In addition, from time to time we may evaluate other methods of financing to meet our capital needs on terms that we believe are attractive.
          Principal Effects of the Reverse Stock Split on Outstanding Options
          As of the record date for the shareholder meeting, we had outstanding employee and director stock options to purchase an aggregate of 5,321,933 shares of Common Stock with exercise prices per share ranging from $1.03 to $24.88 per share. Under the terms of the options, when the Reverse Stock Split becomes effective, the number of shares covered by each of them will be reduced to either one half or two thirds of the number currently covered and the exercise price per share will either double or be increased to one and one-half the current exercise price, resulting in the same aggregate price being required to be paid therefor upon exercise thereof as was required immediately preceding the Reverse Stock Split. The number of shares reserved under our equity plan will decrease to either one half or two thirds of the number of shares currently included in such plans.
          Principal Effects of the Reverse Stock Split on Legal Ability to Pay Dividends
          Our Board does not currently have any plans to declare in the foreseeable future any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the Reverse Stock Split will have any effect with respect to future distributions, if any, to our Shareholders.
          Accounting Matters
          The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced by either one-half or one-third, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding.
          Potential Anti-Takeover Effect
          The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and shareholders.
          Procedure for Effecting the Reverse Stock Split; Exchange of Stock Certificates; Payment for Fractional Shares
          If our shareholders approve granting our Board the authority to exercise its discretion to effectuate the Reverse Stock Split and if our Board determines that the Reverse Stock Split is in the best interests of the Company, we will file the proposed amendment to the Amended and Restated Articles of Incorporation with the Department of Financial Institutions of the State of Wisconsin or the Certificate of Incorporation of the Surviving Corporation with the Delaware Secretary of State, as the case may be. The Reverse Stock Split will become effective at the time specified in the amendment, which will most likely be the date of the filing of the amendment and which we refer to as the “effective time.” Beginning at the effective time, each certificate representing outstanding pre-reverse stock split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares of Common Stock.
          We will appoint an exchange agent for our Shareholders in connection with the Reverse Stock Split (the “Common Stock Exchange Agent”). We will deposit with the Common Stock Exchange Agent, as soon as practicable after the effective time, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the Reverse Stock Split. The funds required to purchase the fractional share interests are available and will be paid from our current cash reserves. Our shareholder list shows that some of the outstanding shares of Common Stock and Exchangeable Shares are registered in the names of clearing agencies and broker nominees. Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Stock Split or the total amount we will be required to pay for fractional share interests. However, we do not expect that amount will be material.
          We will appoint an exchange agent for holders of Exchangeable Shares (the “Exchangeable Shares Exchange Agent”). The Exchangeable Shares Exchange Agent will aggregate all fractional shares and arrange for them to be sold as soon as practicable after the effective date of the Reverse Stock Split at the then prevailing prices on the open market on behalf of those holders of Exchangeable Shares who would otherwise be entitled to receive a fractional share. The Company expects that the Exchangeable Shares Exchange Agent will cause the sale to be conducted in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional Exchangeable Shares. After completing the sale, holders of Exchangeable Shares will receive a cash payment from the Exchangeable Share Exchange Agent in an amount equal to the holder’s pro rata share of the total net proceeds of these sales. No transaction costs will be assessed on the sale. However, the proceeds will be subject to certain taxes as discussed below. In addition, holders of Exchangeable Shares will not be entitled to receive interest for the period of time between the effective date of the Reverse Stock Split and the date a holder receives payment for the cashed-out Exchangeable Shares.
          As of the record date for the Annual Meeting, we had approximately 320 Shareholders of record (although we had significantly more beneficial holders). We do not expect the Reverse Stock Split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.
          As soon as practicable after the effective time, we will mail a letter of transmittal to each Shareholder and each holder of Exchangeable Shares. Each Shareholder and each holder of Exchangeable Shares will be able to obtain a certificate evidencing its post-reverse-split shares and, if applicable, cash in lieu of a fractional share only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Shareholders and holders of Exchangeable Shares will not receive certificates for post-reverse stock split shares unless and until their old certificates are surrendered to the exchange agent together with the properly completed and executed letter of transmittal and such evidence of ownership of the shares as we may require. Shareholders and holders of Exchangeable Shares should not destroy any stock certificates and should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each Shareholder’s and holder of Exchangeable Shares’ new stock certificate and payment in lieu of any fractional share promptly after receipt of that shareholder’s properly completed letter of transmittal and old stock certificate(s).
          Shareholders and holders of Exchangeable Shares will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.
          Even if our Shareholders approve the Reverse Stock Split, our Board reserves the right to not effect the Reverse Stock Split if in our Board’s opinion it would not be in our best interests or those of our Shareholders to effect such Reverse Stock Split.
          No Dissenter’s Rights
          Under both the Wisconsin Business Corporation Law and the Delaware General Corporation Law, shareholders are not entitled to dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide shareholders with any such right.
          Material United States Federal Income Tax Consequences of the Reverse Stock Split
          The following is a summary of material federal income tax consequences of the Reverse Stock Split to holders of our Common Stock and to us. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing, proposed and temporary

Treasury regulations promulgated thereunder, Internal Revenue Service (“IRS”) rulings, administrative pronouncements and judicial decisions in effect as of the date of this proxy statement, all of which are subject to change (possibly with retroactive effect) or to different interpretations. The summary does not address all aspects of federal income taxation that may apply to a shareholder as a result of the Reverse Stock Split and is included for general information only. In addition, the summary does not address any state, local or foreign income or other tax consequences of the Reverse Stock Split.
          The summary does not address tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships, estates, trusts and tax-exempt entities. The summary further assumes that shareholders have held our Common Stock subject to the Reverse Stock Split as a capital asset within the meaning of Section 1221 of the Code, and will continue to hold such Common Stock as a capital asset following the Reverse Stock Split.
          THE FOLLOWING DISCUSSION IS BASED ON CURRENT LAW AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE REVERSE STOCK SPLIT. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. THIS DISCUSSION IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE.
          No gain or loss should be recognized by Shareholders as a result of the Reverse Stock Split, except for cash payments received in lieu of fractional shares, the tax consequences of which are described below. The aggregate tax basis of the new Common Stock received by Shareholders (including any fraction of new Common Stock deemed to have been received) will be the same as their aggregate adjusted tax basis in their existing Common Stock. The holding period of the new Common Stock received as a result of the Reverse Stock Split will include the period during which a Shareholder held the Common Stock surrendered in the Reverse Stock Split.
          Shareholders who receive cash in lieu of fractional shares of the new Common Stock in the Reverse Stock Split will be treated as having sold such fractional shares for cash, and will generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and their tax basis in the fractional share. The gain or loss will be long-term capital gain or loss if a shareholder’s holding period for his or her new Common Stock exceeds 12 months.
          The Reverse Stock Split will be treated as a tax-free recapitalization of our Company under the Code. Consequently, we will not recognize any gain or loss as a result of the Reverse Stock Split.
          OUR VIEW REGARDING THE TAX CONSEQUENCE OF THE REVERSE STOCK SPLIT IS NOT BINDING ON THE IRS OR THE COURTS. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR CONCERNING ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.
          Material Canadian Federal Income Tax Consequences of the Reverse Stock Split
          The following is a general summary of the principal Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) (the “ITA”) to a reverse stock split of the issued and outstanding shares of Common Stock and Exchangeable Shares as described herein to investors who, for the purposes of the ITA and any applicable income tax treaty or convention, are resident or deemed to be resident in Canada, hold their Common Stock and Exchangeable Shares as capital property and deal at arm’s length and are not affiliated with either of Merge Cedara ExchangeCo Limited or the Company (a “Holder” for purposes of this summary).
          Generally, the shares of Common Stock and Exchangeable Shares will be considered to be capital property to a Holder provided that the Holder does not hold such securities in the course of carrying on a business of buying and selling securities and has not acquired them in one or more transactions considered to be an adventure in the nature of trade. Holders whose Exchangeable Shares do not otherwise qualify as capital property may in certain circumstances make an irrevocable election under subsection 39(4) of the ITA to have their Exchangeable Shares and every other “Canadian security” (as defined in the ITA) owned by such Holder in the taxation year of the election and in all subsequent taxation years deemed to be capital property.
          This summary is based upon the current provisions of the ITA, the regulations thereunder and Canadian counsel’s understanding of the current published administrative policies and assessment practices of the Canada Revenue Agency (the “CRA”). This summary also takes into account all specific proposals to amend the ITA and regulations thereunder that have been publicly announced by the Minister of Finance (Canada) prior to the date hereof, although no assurances can be given that such proposals will be enacted in the form announced or at all. This summary does not otherwise take into account or anticipate any changes in law, whether by judicial, governmental or legislative decision or action, or changes in administrative policies or assessment practices of the CRA, nor does it take into account any provincial, territorial or foreign income tax legislation or considerations, which may differ from the Canadian federal income tax considerations described herein.
          This summary is not applicable to a Holder that is a “financial institution” (as defined in the ITA for purposes of the mark-to-market rules), a “specified financial institution” or a Holder an interest in which is a “tax shelter investment” (both as defined in the ITA). This summary is not applicable to a Holder that has elected to be subject to the “functional currency” rules in the ITA.
          The following summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular investor. Accordingly, shareholders and holders of Exchangeable Shares should consult their own tax advisors as to the tax consequences of acquiring, holding or disposing of any shares of Common Stock or Exchangeable Shares, having regard to their particular circumstances.
          For the purposes of the ITA, all amounts denominated in a foreign currency relating to the acquisition, holding and/or disposition of shares of Common Stock and Exchangeable Shares, including adjusted cost bases, proceeds of disposition and dividends must be converted into Canadian dollars using the rate of exchange quoted by the Bank of Canada at noon on the relevant day.
          Provided that a Holder does not receive any cash in lieu of a fractional shares of Common Stock or a fractional Exchangeable Share, the reverse stock split of the Common Stock or Exchangeable Shares will not be a disposition for the purposes of the ITA, and, as such, the Holder will not realize any gain or loss as a result of such reverse stock split.
          If a Holder receives cash in lieu of a fractional share of Common Stock or a fractional Exchangeable Share, a Holder will be considered to have disposed of such fractional share of Common Stock or fractional Exchangeable Share for the purposes of the ITA. A Holder will generally realize a capital gain (or a capital loss) equal to the amount by which the cash received for the fractional Common Stock or the fractional Exchangeable Share, net of any reasonable costs of disposition, exceeds (or is less than) the respective adjusted cost base of such share of fractional Common Stock or fractional Exchangeable Share to the Holder immediately before the disposition.
          A Holder will be required to include one half of the amount of any capital gain (a “taxable capital gain”) in income, and will be required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) against taxable capital gains realized by the Holder on the disposition of a fractional share of Common Stock or a fractional Exchangeable Share in the year of disposition. Allowable capital losses not deducted in the taxation year in which they are realized may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against taxable capital gains realized in such years, to the extent and under the circumstances specified in the ITA.
          A Holder’s adjusted cost base of the share of Common Stock or Exchangeable Shares received after a reverse stock split will be equal to the Holder’s respective adjusted cost base for those securities prior to such reverse stock split less any cash received in lieu of such fractional share of Common Stock or fractional Exchangeable Share, respectively.

          Vote Required and Recommendation of the Board of Directors
          The amendment to our Amended and Restated Articles of Incorporation or the Certificate of Incorporation of the Surviving Corporation, allowing the Board, in its discretion at any time prior to August 19, 2009, to effect a reverse stock split of our outstanding Common Stock with an exchange ratio of either two-to-three or one-to-two will be approved only if the votes cast in favor of the amendment exceed those cast against the amendment, assuming a quorum is present. Once approved by our Shareholders, the timing of the amendment, if at all, and the specific reverse split ratio to be effected shall be determined in the sole discretion of our Board. Even if the amendment is approved, our Board in its discretion may decide not to file the amendment to effect the Reverse Stock Split.
          RECOMMENDATION OF THE BOARD: Our Board of Directors recommends a vote “FOR” the amendment to our Amended and Restated Articles of Incorporation or the Certificate of Incorporation of the Surviving Corporation allowing the Board, in its discretion at any time prior to August 19, 2009, to effect a reverse stock split of our outstanding Common Stock with an exchange ratio of either two-for-three or one-for-two.

PROPOSAL FOUR
APPROVAL OF A CHANGE OF THE COMPANY’S STATE OF INCORPORATION FROM WISCONSIN TO DELAWARE BY APPROVAL AND ADOPTION OF AN AGREEMENT AND PLAN OF MERGER PROVIDING FOR THE MERGER OF OUR COMPANY INTO OUR WHOLLY-OWNED DELAWARE SUBSIDIARY
For the reasons set forth below, our Board unanimously approved the Merger, as defined below, and believes that it is in the best interests of our Company and our Shareholders to change the Company’s state of incorporation from Wisconsin to Delaware. While we have been advised by counsel that there are only limited substantive differences in your rights as Shareholders between Wisconsin and Delaware corporate law, our board has determined that reincorporation in Delaware is in the Company’s best interests in pursuing future business opportunities in our line of business. The Board requests Shareholder approval to change our state of incorporation from Wisconsin to Delaware by means of a merger (the “Merger”) of Merge with and into Merge Healthcare Incorporated (“MERGE- Delaware”), a to be newly-formed, wholly-owned Delaware subsidiary of Merge (the “Reincorporation Proposal”). MERGE-Delaware will be the surviving corporation of the Merger, an effect of which will be a change in the law applicable to Merge’s corporate affairs from the Wisconsin Business Corporation Code (“WBCC”) to the Delaware General Corporation Law (“DGCL”), including certain differences in Shareholders’ rights. See “Comparative Rights of the Holders.” Immediately following the Merger, MERGE-Delaware will continue to be known as Merge Healthcare Incorporated (the “Surviving Corporation”). Unless consummated after the Reverse Stock Split, the Corporation will have authorized capital of 100,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share, one share of which will be designated Series 3 Special Voting Preferred Stock. A vote in favor of the Reincorporation Proposal is a vote to approve the Agreement and Plan of Merger attached to this Proxy as Appendix B (the “Merger Agreement”). A vote in favor of the Reincorporation Proposal is also effectively a vote in favor of the Delaware Certificate of Incorporation and Bylaws that are attached to this Proxy Statement as Appendixes C and D, respectively. You are urged to carefully read this section of this Proxy Statement, including the related appendixes referenced herein and attached to this Proxy Statement, before voting on the Merger.
In the event the Reincorporation Proposal is approved, upon the effectiveness of the Reincorporation, each one share of the Company’s Common Stock will automatically be converted into one share of common stock of the Surviving Corporation and each one share of the Company’s Series 3 Special Voting Preferred Stock will automatically be converted into one share of Series 3 Special Voting Preferred Stock of the Surviving Corporation. Shareholders will not have to exchange their existing stock certificates for stock certificates in the Surviving Corporation. Upon request, we will issue new certificates to anyone who holds the existing stock certificates, provided that such holder has surrendered the certificates representing the Company’s shares in accordance with the Agreement and Plan of Merger. Further, if the Reincorporation is consummated, the Board currently plans to consider a reorganization of the Company’s business units into one or more direct or indirect wholly owned subsidiaries of the Company by transferring the assets and liabilities of such businesses to one or more such subsidiaries. Such a reorganization would result in the Company becoming a holding company and operating its businesses out of its subsidiaries. The purpose of this reorganization would be to streamline the operation of separate business units and attempt to provide structural separation of the liabilities of the Company’s different operations.
No Change in Name, Business, Jobs, Physical Location, Etc.
The Merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “Comparative Rights of the Holders.” However, the Merger will not result in any change in name, headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the Merger and will assume identical positions with the Surviving Corporation. None of our subsidiaries will be changing its state or jurisdiction of incorporation in connection with the Merger. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the Merger as a result of the Reincorporation Proposal. Upon the effective time of the Merger, your shares of the Company’s Common Stock will be converted into an equivalent number of shares of Common Stock of the Surviving Corporation and such shares will continue to trade on The NASDAQ Global Market under the symbol “MRGE.”

Merge Healthcare Incorporated, Inc., a Delaware Corporation
We will incorporate a wholly owned subsidiary, under the DGCL with the name “Merge Healthcare Incorporated,” for the purpose of merging with us. The address and phone number of MERGE-Delaware’s principal office will be the same as those of the Company. Prior to the Merger, MERGE-Delaware will have no material assets or liabilities and will not have carried on any business.
Upon completion of the Merger, the rights of the Shareholders of the Surviving Corporation will be governed by the DGCL. Drafts of the certificate of incorporation and the bylaws of MERGE-Delaware, are attached to this Proxy as Appendixes C and D, respectively.
The Merger Agreement and Effective Time
The Merger will be effected by merging the Company into MERGE-Delaware pursuant to the Merger Agreement. Upon completion of the Merger, the Company, as a corporate entity, will cease to exist and the Surviving Corporation will succeed to the assets and liabilities of the Company and will continue to operate the business of the Company under the name “Merge Healthcare Incorporated.” As provided by the Merger Agreement, each one share of the Company’s Common Stock will automatically be converted into one share of common stock of the Surviving Corporation and each one share of the Company’s Series 3 Special Voting Preferred Stock will automatically be converted into one share of Series 3 Special Voting Preferred Stock of the Surviving Corporation, at the effective time of the Merger. Each stock certificate representing issued and outstanding shares of the Company’s common stock will continue to represent the same number of shares of the Surviving Corporation’s common stock. The stock certificate representing the issued and outstanding share of the Company’s Series 3 Special Voting Preferred Stock will continue to represent one share of the Surviving Corporation’s Series 3 Special Voting Preferred Stock.
PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF THE COMPANY’S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING MERGE STOCK CERTIFICATES FOR SURVIVING CORPORATION STOCK CERTIFICATES. HOWEVER, SHAREHOLDERS MAY REQUEST THAT THEIR CERTIFICATES BE EXCHANGED IF THEY SO CHOOSE.
AFTER THE EFFECTIVE DATE OF THE MERGER, DELIVERY OF THE MERGE COMMON STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF SURVIVING CORPORATION COMMON STOCK.
The directors of the Company will become the directors of the Surviving Corporation. All employee benefit and stock option plans of the Company will become Surviving Corporation plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Surviving Corporation common stock, at the same price per share, upon the same terms and subject to the same conditions as adjusted for the Reverse Stock Split. Shareholders should note that approval of the Merger Agreement will also constitute approval of these plans continuing as Surviving Corporation plans. Other employee benefit arrangements of the Company will also be continued by Surviving Corporation upon the terms and subject to the conditions currently in effect. We believe that the Merger Agreement will not affect any of our material contracts with any third parties and that the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Surviving Corporation. The Merger Agreement has been approved by the members of the board, who unanimously voted “FOR” the Merger Agreement. As described in the Merger Agreement, if before the effective time of the Merger the board determines that circumstances have arisen that make it inadvisable to proceed with the Merger Agreement under the original terms of the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the board either before or after Shareholder approval has been obtained (except that certain terms may not be amended without obtaining further Shareholder approval). The discussion below is qualified in its entirety by reference to the Merger Agreement, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Appendixes B, C and D, respectively, and by the applicable provisions of Wisconsin corporate law and Delaware corporate law.

Approval of the Merger and the Merger Agreement, will also constitute approval of the MERGE-Delaware’s Delaware Charter and Delaware Bylaws.
Effect of Not Obtaining the Required Vote for Approval
If the reincorporation proposal fails to obtain the requisite vote for approval, the Merger will not be consummated and the Company will continue to be incorporated in Wisconsin.
PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL
Predictability, Flexibility and Responsiveness of Delaware Law to Corporate Needs.
For many years, Delaware has followed a policy of encouraging incorporation in that state and has adopted comprehensive, modern and flexible corporate laws, which are updated regularly to meet changing business needs. As a result of this deliberate policy to provide a hospitable climate for corporate development, many major public corporations have chosen Delaware for their domicile. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues relating to public companies. Thus, a substantial body of case law has developed construing Delaware corporate law and establishing legal principles and policies regarding publicly-held Delaware corporations. We believe that for these reasons, Delaware law will provide greater legal predictability with respect to our corporate legal matters than we have under Wisconsin law.
Attractiveness of Delaware Law to Directors and Officers.
We believe that organizing our company under Delaware law will enhance our ability to attract and retain qualified directors and officers. The corporate law of Delaware, including its extensive body of case law, offers directors and officers of public companies more certainty and stability. Under Delaware law, the parameters of director and officer liability are more clearly defined and better understood than under Wisconsin law. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. At the same time, we believe that Delaware law regarding corporate fiduciary duties provides appropriate protection for our Shareholders from possible abuses by directors and officers. In addition, under Delaware law, directors’ personal liability cannot be eliminated for:
•	any breach of the director’s duty of loyalty to the corporation or its Shareholders,

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

•	unlawful payment of dividends or unlawful repurchases or redemptions of stock, or

•	any transactions from which the director derived an improper personal benefit.
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION
The Reincorporation will not be taxable to the Company or the Shareholders based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current and proposed Treasury regulations, and judicial and administrative decisions and rulings as of the date of this Proxy Statement.
•	No gain or loss will be recognized by the Company as a result of the Reincorporation;

•	No gain or loss will be recognized by Shareholders upon receipt of the common stock of the Surviving Corporation solely in exchange for the Common Stock of the Company;

•	The aggregate tax basis of the shares of Surviving Corporation common stock received in exchange for Common Stock of the Company in the Reincorporation will be the same as the aggregate tax basis of the existing Common Stock of the Company exchanged; and

•	The holding period for shares of Surviving Corporation common stock received in the Reincorporation will include the holding period of the Common Stock of the Company exchanged.
ANY DISCUSSION CONTAINED IN THIS PROXY STATEMENT AS TO FEDERAL, STATE OR LOCAL TAX MATTERS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS DISCUSSION IS WRITTEN IN CONNECTION WITH THE MATTERS ADDRESSED HEREIN. YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
COMPARATIVE RIGHTS OF HOLDERS
The rights of the Company’s Shareholders are governed by the WBCC, Wisconsin common law, the Company’s articles of incorporation and the By-laws. The rights of Surviving Corporation’s Shareholders after the completion of the reincorporation will be governed by the DGCL, Delaware common law, Surviving Corporation’s Certificate of Incorporation and Surviving Corporation’s Bylaws.
The following is a summary of the material differences between the current rights of the Company’s Shareholders and the rights they will have as Shareholders of Surviving Corporation following the proposed reincorporation.
     Limitation of Liability for Directors
     Although both the WBCL and the DGCL limit the personal liability of directors to the corporation and its shareholders, but not third parties, there are, nonetheless, certain minor differences, as noted below.
     Unless a company’s articles of incorporation specifically provide otherwise, Wisconsin corporation law provides an automatic limitation on liability which provides that directors are not liable to the corporation, its shareholders, or any person asserting rights on behalf of the corporation or its shareholders except in the following circumstances: (i) a willful failure to deal fairly with the corporation or its shareholders in a matter in which the director has a material conflict of interest; (ii) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (iii) a transaction from which the director derived an improper personal profit; or (iv) willful misconduct.
     The DGCL permits a corporation to include a provision in its charter documents which eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its shareholders, except for liability (i) for a breach of the director’s duty of loyalty to the company or its shareholders; (ii) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of the law; (iii) under Section 174 of DGCL, relating to unlawful payments of dividends or unlawful stock repurchases or redemptions and (iv) for any transaction from which the director derived an improper personal benefit. Such a provision is included in the proposed bylaws for MERGE-Delaware. The limitation of liability does not apply to any liabilities arising under federal or state securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission. The limitation of liability with respect to MERGE-Delaware will not extend to acts or omissions of a director which occurred before the date on which the certificate of incorporation became effective unless otherwise covered under the WBCL.
     In general, under both the WBCL and DGCL and the respective charter documents, a director may not be held liable to the company or its shareholders for monetary damages arising out of a breach of the director’s fiduciary duties, such as might arise out of the director’s negligence, gross negligence, or lack of due care in carrying out his or her fiduciary duties as a director. After the reincorporation, and under the DGCL and the certificate of incorporation for MERGE-Delaware, a director could be held liable to the company or its shareholders only if the director either acted in bad faith or in breach of the director’s duty of loyalty to the company, engaged in intentional misconduct, derived an improper personal benefit, or approved an illegal dividend or stock repurchase.

     Although not significantly different than the “willful failure to deal fairly” and “willful misconduct” exceptions to limited liability under the WBCL, the effect of including the permitted limitation of liability provisions in the certificate of incorporation for MERGE-Delaware may be to limit or eliminate an effective remedy that would otherwise be available to a shareholder dissatisfied with decisions of the board of directors. The company believes, however, that directors are primarily motivated to exercise due care in managing the company’s affairs by concern for the best interests of the company and its shareholders, not the fear of potential monetary damage awards. Accordingly, the Company believes that the reincorporation would not diminish the board of directors’ high standard of corporate governance or the accountability of directors to the company and its shareholders.
     Indemnification for Directors, Officers, Employees, and Agents
     Under their respective and corresponding charter provisions, both the Company and MERGE-Delaware, are required to indemnify their directors and officers. Additionally, the charter documents of both companies provide that such indemnification shall not be exclusive of such other rights to indemnification as may be provided to the directors and officers by written agreement, vote of either the shareholders or directors, or otherwise. As discussed below, however, there are a number of differences between the indemnification provided by Wisconsin corporation law and the bylaws of the Company and that provided by DGCL and the proposed bylaws of MERGE-Delaware.
     The WBCL requires indemnification of the Company’s directors and officers to the extent that they are successful on the merits in the defense of the proceeding but allows a corporation to limit its indemnification obligations in its articles of incorporation, which the Company has not done.
     The WBCL allows advancement of expenses as incurred to officers and directors upon submission of their written request and written affirmation of their good faith belief that they have not breached or failed to perform their duties to the corporation and a written undertaking that they will repay the corporation the amounts advanced to them if indemnification is ultimately disallowed.
     The WBCL requires indemnification of employees who are not officers or directors, to the extent that they are successful on the merits.
     The DGCL requires indemnification of directors and officers where they have been successful on the merits or otherwise. In all other circumstances, the DGCL generally permits indemnification for expenses, judgments, fines, and amounts paid in settlement of the defense or settlement of a third-party action or the expenses incurred in the defense or settlement of an action brought by or in the right of the corporation if there is a determination by majority vote of the directors who are not parties to such action, even though less than a quorum, or by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or, if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or by the shareholders, that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action, had no reasonable cause to believe their conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable.
     The bylaws of MERGE-Delaware require indemnification of directors and officers of the corporation to the fullest extent permitted by the DGCL as currently in effect or as it may be amended, except that in an action initiated by the officer or director, the company is only required to indemnify if the action was first authorized by the board of directors. The bylaws of MERGE-Delaware further provide that expenses incurred by an individual in his or her capacity as a director of MERGE-Delaware or in certain other capacities in defending a civil or criminal action shall be paid by MERGE-Delaware in advance of the final disposition of the matter upon receipt of an undertaking from the director to repay the sum advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by MERGE-Delaware as authorized by its bylaws.
     Special Meetings of Shareholders
     The WBCL and the By-Laws provide that a special meeting of the shareholders may be called by the board of directors, the chief executive officer of the Company, or by the chairman of the board of directors upon receipt of a request in writing for a special meeting signed by the holders of at least ten percent (10%) of all votes entitled to be cast on any issue proposed be considered at the special meeting.
     The bylaws of MERGE-Delaware provide that only the board of directors, the chairman of the board or the chief executive officer may call a special meeting of the shareholders. Shareholders cannot force shareholder consideration of a proposal prior to such time as the board believes such consideration to be appropriate.
Other Significant Differences Between the Corporation Laws of Wisconsin and Delaware
     In addition to the foregoing changes in the charter documents of the company, the reincorporation will also effect a transfer from the jurisdiction of the WBCL to DGCL as controlling on other aspects of corporate governance. The following provides a summary of the major substantive differences, other than those already discussed above under the changes to the charter documents, between the corporate laws of Wisconsin and Delaware. It is not an exhaustive description of the differences between the two states’ laws, and all statements herein are qualified by reference to the complete texts of the WBCL and DGCL.
     Liability for Shareholders
     Wisconsin law provides that shareholders of every corporation, other than railroad corporations, are personally liable to an amount equal to the par value of shares owned by them, or to the consideration for which their shares without par value were issued, for all debts incurred prior to June 14, 2006 owing to employees of the corporation for services performed for such corporation, but not exceeding six months’ service in any one case. For debts incurred on or after June 14, 2006, this provision no longer applies. Delaware law contains no similar provision.
     Restrictions on Certain Business Combinations
     Both Wisconsin and Delaware have enacted laws designed to make certain kinds of hostile corporate takeovers, or other transactions involving one or more of a corporation’s significant shareholders more difficult. Generally, under the corporate laws of Wisconsin and Delaware, resident corporations are prohibited from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person or entity became an interested stockholder. In Wisconsin, an “interested stockholder” is generally defined as a person or entity owning 10% or more of the corporation’s outstanding voting stock. Under the DGCL, the threshold is 15% or more of the outstanding voting stock. There are also certain exceptions to the three year moratorium, which exceptions vary between the WBCL and the DGCL. The WBCL also places certain restrictions on business combinations occurring more than three years after the date on which the interested stockholder acquired the stock. The DGCL does not impose such additional restrictions on business combinations.
     Cumulative Voting
     Wisconsin corporation law prohibits cumulative voting for directors unless it is specifically authorized in the corporation’s articles of incorporation. The Company’s articles of incorporation do not contain any such authorization.
     Under the DGCL, the certificate of incorporation may provide for cumulative voting in the election of directors. The proposed certificate of incorporation of MERGE- Delaware does not provide for cumulative voting. Thus, following reincorporation, shareholders will not have cumulative voting rights unless the certificate of incorporation is amended to provide such rights.
     Inspection of Shareholder List
     Both Wisconsin and Delaware require corporations to allow shareholders to inspect the shareholder list prior to stockholders meetings. Wisconsin corporation law requires that the list be made available to shareholders, their agents, or attorneys, beginning two business days after notice of the meeting is given and continuing to the date of the meeting and at the meeting. Delaware corporation law requires the list be made available to any shareholder for any purpose germane to the meeting beginning at least 10 days prior to the meeting and continuing to the date of and at the meeting. Wisconsin specifically provides that shareholders are entitled to copy the list and that if the list is not made available at the required times, the shareholder may petition the circuit court for the county in which the corporation has its principal offices for an order requiring the list be made available and/or to postpone the meeting. Delaware does not include these same terms but does make directors who refuse to provide the list ineligible for election at the meeting.
     Dividends and Repurchase of Shares
     Wisconsin corporation law permits a corporation to authorize and make distributions, including dividends, redemptions, or other acquisitions of its shares, but only if the corporation is able to pay its debts as they become due and the corporation’s total assets are equal to or greater than its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose preferential rights are superior to those receiving the distribution.
     The DGCL law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as payment of the dividend is not more than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware corporation law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair its capital.
     Dissenters’ Appraisal Rights
     Under both Wisconsin and Delaware corporation law, a shareholder of a corporation participating in certain major transactions may, under varying circumstances, be entitled to receive appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration that he or she would otherwise receive in the transaction. In both states, the fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the proposed transaction. Under Wisconsin corporation law, such appraisal rights are not available if (a) the corporation is subject to a court-ordered plan of reorganization under federal statute; or (b) the class or series of the shareholders’ shares are listed on either a national securities exchange or quoted on the NASDAQ system. Under Delaware corporation law, appraisal rights are: (a) only available in connection with certain mergers; and (b) are generally not available if the affected shares are either listed on a national securities exchange, or are held of record by more than 2,000 holders and the stockholders receive shares that are either listed on a national securities exchange, or designated as a national market system security on NASDAQ, or are held of record by more than 2,000 holders.
     Dissolution
     Under Wisconsin corporation law, a corporation’s board of directors must first propose dissolution for submission to the shareholders who must approve the proposal by a majority of all the votes entitled to be cast on the proposal. Under Delaware corporation law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote thereon. If the dissolution is approved by the board of directors, it may be approved by a vote of a majority of outstanding stock entitled to vote.
     Franchise Tax
     There is no franchise tax applicable to the Company in Wisconsin. The DGCL requires corporations to pay franchise tax annually. We do not consider the amount of such tax to be material.
RECOMMENDATION OF THE BOARD: Our Board of Directors recommends a vote “FOR” approval of a change of the Company’s state of incorporation from Wisconsin to Delaware by approval and adoption of an Agreement and Plan of Merger providing for the merger of our company into a wholly-owned Delaware subsidiary.

PROPOSAL FIVE: RATIFICATION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008
     Background
     The Audit Committee of our Board has selected BDO Seidman, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2008. BDO Seidman, LLP has not served as our independent accounting firm for any prior year. KPMG LLP served as our independent registered public accounting firm from before year 2000 until June 24, 2008. The Audit Committee, from time to time, evaluates the performance of our independent registered public accounting firm to determine whether we should continue to retain the firm as our independent registered public accounting firm. To this end, at least annually, our independent registered public accounting firm makes a presentation to the committee regarding the services it provides, and our chief financial officer provides the committee with his assessment of the firm’s performance. A representative of BDO Seidman, LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.
     Reasons for the Proposal
     Selection of our independent registered public accounting firm is not required to be submitted for shareholder approval, but the Audit Committee of our Board is seeking ratification of its selection of BDO Seidman, LLP as a matter of good corporate practice. If our Shareholders do not ratify this selection, the Audit Committee of our Board will consider it a direction to select another independent registered public accounting firm for 2008. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our Shareholders’ best interests.
     Vote Required and Recommendation of the Board of Directors
     To ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm, the votes cast for ratification must exceed the votes cast against ratification. Unless otherwise specified, the proxies solicited hereby will be voted in favor of the ratification of BDO Seidman, LLP as our independent registered public accounting firm for 2008.
     Change in Independent Registered Public Accounting Firm
     On June 24, 2008, we notified KPMG LLP on behalf of the Audit Committee that, effective June 24, 2008, we would dismiss KPMG LLP as our independent registered public accounting firm.
     During our fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent period through the date of the filing of this Current Report on Form 8-K, we have not had any disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference thereto in their reports on the financial statements for such years.
     In its report on our consolidated financial statements as of and for the fiscal year ended December 31, 2006, KPMG LLP identified material weaknesses in our internal control over financial reporting as of December 31, 2006 relating to our control environment, revenue recognition, accounting for income taxes, accounting for business combinations and implementation of a new accounting system. Such material weaknesses caused KPMG LLP to opine that we had not maintained effective internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. In addition, the material weaknesses related to revenue recognition, accounting for income taxes and accounting for business combinations resulted in errors in our consolidated financial statements, which required us to restate our consolidated financial statements as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 in a Form 10-K/A that the Company filed with the Commission on December 28, 2007. All of the material weaknesses identified by KPMG LLP are more fully described in “Controls and Procedures — Management’s Report on Internal Control Over

Financial Reporting” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 that we filed with the Commission.
     In KPMG LLP’s report on our consolidated financial statements as of and for the fiscal year ended December 31, 2007, KPMG LLP identified a material weakness related to our accounting for income taxes, which caused KPMG LLP to opine that the we had not maintained effective internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The material weakness is more fully described in “Controls and Procedures - Management’s Report on Internal Control Over Financial Reporting” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 that the Company filed with the Commission.
     KPMG LLP’s report on our consolidated financial statements as of and for the fiscal year ended December 31, 2007 also noted that our financial statements were prepared assuming that we will continue as a going concern. KPMG LLP explained in Note 1 to the consolidated financial statements that we have suffered recurring losses from operations and negative cash flows that raise substantial doubt about our ability to continue as a going concern and noted that the consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
     KPMG LLP’s report on our consolidated financial statements as of and for the year ended December 31, 2006 stated we adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, effective January 1, 2006.
     On June 24, 2008, the Audit Committee decided to engage BDO Seidman, LLP as our auditor for the remainder of fiscal year 2008 and appointed the firm as our new independent registered public accounting firm for the remainder of fiscal year 2008. BDO Seidman, LLP formally accepted the engagement on June 26, 2008, and we and BDO Seidman, LLP entered into an engagement letter on that date. We did not engage BDO Seidman, LLP in any prior consultations during our fiscal years ended December 31, 2006 or December 31, 2007, or the subsequent period through June 26, 2008.
RECOMMENDATION OF THE BOARD: Our Board of Directors recommends a vote “FOR” ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE
     The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 (“Securities Act”) or the Exchange Act.
     The Audit Committee has adopted certain pre—approval categories for each fiscal year. These categories relate to auditor assistance with periodic filings with the Commission, auditor assistance with Board approved capital raising or debt financing, auditor assistance with Board approved acquisitions, auditor assistance with due diligence, required responses to Commission comment letters, and auditor assistance with routine tax matters.
     We, the members of the Audit Committee of our Company, represent the following:
1.	The Audit Committee has reviewed and discussed our Company’s audited financial statements with management of our Company;

2.	The Audit Committee has discussed with KPMG LLP, our Company’s independent auditors for fiscal year 2007, the matters required to be discussed by Statement of Auditing Standards No. 61, as may be modified or supplemented;

3.	The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with KPMG LLP its independence; and

4.	Based on the review and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our Company’s Annual Report on Form 10—K for the year ended December 31, 2007, for filing with the Commission.

Neele E. Stearns, Jr.	Dennis Brown
(Chair since June 4, 2008)	(Chair until June 4, 2008)

Richard A. Reck	Robert T. Geras
(Member until June 4, 2008)

Ramamritham Ramkumar
(Member until June 4, 2008)

INDEPENDENT PUBLIC ACCOUNTANTS
     KPMG LLP was our independent registered public accounting firm and has audited our consolidated balance sheets as of December 31, 2007, and December 31, 2006, and the consolidated statements of operations, Shareholders’ equity, comprehensive income (loss) and cash flows for each of years in the three year period ended December 31, 2007, and our internal controls as of December 31, 2007 as stated in their reports appearing in our Annual Report on Form 10–K. As discussed above under “Proposal Five,” on June 24, 2008, we dismissed KPMG LLP as our independent registered public accounting firm and on June 26, 2008, we engaged BDO Seidman, LLP as our independent registered public accounting firm.
     Representatives of BDO Seidman will be present at our Annual Meeting. They will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
     The following table presents fees billed for professional services rendered for the audit of our annual financial statements for 2007 and 2006 and fees billed for other services rendered during 2007 and 2006 by KPMG LLP:

	2007	2006
Audit fees (1)	$1,450,000	$1,085,000
Audit-related fees (2)	63,500	0
Tax fees (3)	0	6,000
All other fees (4)	1,500	1,500
Total fees	$1,515,000	$1,092,500

(1)	Audit fees include fees for the annual financial statement audit, quarterly reviews, audit of internal control over financial reporting, consents, review of registration statements and review of, and assistance with, Current Reports on Form 8–K. In 2007, audit fees also included $439,662 for the audit of restated financial statements in our 2006 Annual Report on form 10-K/A.

(2)	Audit-related fees consist of professional services related to accounting consultation.

(3)	Tax fees consist of fees for tax compliance and tax consulting in Canada.

(4)	All other fees consist of access to an accounting research application.
     The Audit Committee of our Board has considered whether the provision of these services not related to the audit of the financial statements acknowledged above was compatible with maintaining the independence of KPMG LLP and is of the opinion that the provision of these services did not compromise KPMG LLP’s independence.
     The Audit Committee, in accordance with its charter, must pre–approve all non–audit services provided by our independent registered public accountants. The Audit Committee generally pre–approves specified services in the defined categories of audit services, audit related services and tax services up to specified amounts. Pre–approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent registered public accountants or on an individual, explicit case–by–case basis before the independent auditor is engaged to provide each service.
ANNUAL REPORT ON FORM 10–K
     We will provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request, a copy of our Company’s Annual Report on Form 10–K for the year ended December 31, 2007. Requests should be made to the Investor Relations Department at our principal executive offices located at 6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin 53214–5650; telephone number (414) 977–4000 or at IR@mergehealthcare.com.

SHAREHOLDER PROPOSALS
     We did not receive any Shareholder proposals for inclusion in this year’s Proxy Statement. If a Shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting of Shareholders, the proposal must be submitted in writing and received by our Corporate Secretary at our offices no later than April 21, 2009.
     To bring business before an Annual Meeting, a Shareholder must submit a timely notice that otherwise complies with the requirements of our By–laws. Our By–laws require, among other things, that the notice contain a brief description of the business desired to be brought before the meeting and, if such business includes a proposal to amend our By–laws, the language of the proposed amendment, the Shareholder’s reasons for conducting the business at the meeting and any material interest in such business of the Shareholder. Our By–laws are available free of charge on file with the Commission, by searching the EDGAR archives at www.sec.gov, or by written request to our Corporate Secretary at 6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin 53214–5650.
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
     Shareholders who wish to communicate with our Board may send correspondence to our Corporate Secretary, Merge Healthcare Incorporated, 6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin 53214–5650. Our Corporate Secretary will submit your correspondence to our Board or the appropriate Board committee, as applicable. You may communicate directly with the Chairman of our Board of Directors by sending correspondence to Chairman of the Board of Directors, Merge Healthcare Incorporated, 6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin 53214-5650.
MAILINGS TO HOUSEHOLDS
     To reduce duplicate mailings, we are now sending only one copy of any Proxy Statement or annual report to multiple Shareholders sharing an address unless we receive contrary instructions from one or more of the Shareholders. Upon written request, we will promptly deliver a separate copy of the annual report or Proxy Statement to a Shareholder at a shared address.
     If you wish to receive separate copies of each Proxy Statement and annual report please notify us by writing or calling our Corporate Secretary at Merge Healthcare Incorporated, 6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin 53214–5650 or (414) 977–4000. If you are receiving duplicate mailings, you may authorize us to discontinue mailings of multiple Proxy Statements and annual reports. To discontinue duplicate mailings, notify us by writing or calling our Corporate Secretary.

YOUR VOTE IS IMPORTANT. THE PROMPT
RETURN OF PROXIES WILL SAVE OUR COMPANY
THE EXPENSE OF FURTHER REQUESTS FOR
PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE
AND RETURN THE ENCLOSED PROXY IN THE
ENCLOSED ENVELOPE.

Appendix A
Amendment to the Amended and Restated Articles of Incorporation
          The Amended and Restated Articles of Incorporation are further amended to include the following text at the end of Article IV.
          Each [three (3)] [two (2)] Common Share[s] of the Corporation issued and outstanding or held in treasury as of 5:00 p.m. Central Time on the date these Articles of Amendment to the Amended and Restated Articles of Amendment, as amended, are filed with the Department of Financial Institutions of the State of Wisconsin (the “Effective Time”) shall be reclassified as and changed into [two (2)] [one (1)] Common Share[s], par value $0.01 per share, of the Corporation, without any action by the holders thereof. Each holder of Common Shares who, immediately prior to the Effective Time, owns a number of Common Shares that is not evenly divisible by [three (3)] [two (2)] shall, with respect to the resulting fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the closing sales price of a Common Share as last reported on The Nasdaq Global Market immediately prior to the Effective Time.

Appendix B
Form of Agreement and Plan of Merger
AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger, dated as of                     , is by and between Merge Healthcare Incorporated, a Wisconsin corporation (the “Company”), and Merge Healthcare Incorporated, a wholly-owned Delaware subsidiary of the Company, formed solely for the purpose of reincorporating the Company in the State of Delaware (“MERGE — Delaware”).
The Company owns all of the issued and outstanding shares of capital stock of MERGE — Delaware. In consideration of the mutual promises, covenants and agreements contained herein, the Company and MERGE — Delaware, intending to be legally bound, hereby agree as set forth below.
The parties intend that the Merger described herein qualify as a “reorganization” under the provisions of Section 368 of the Internal Revenue Code, as amended.
1.	Merger of the Company with and into MERGE – Delaware. At the Effective Time, as defined in Section 4 herein, (a) the Company shall merge with and into MERGE — Delaware (the “Merger”), (b) the separate existence of the Company shall cease to exist and (c) MERGE — Delaware shall be the surviving corporation in the Merger (the “Surviving Corporation”) and shall continue its existence under Delaware law.

2.	Certificate of Incorporation and Bylaws of the Surviving Corporation / Officers and Directors. The Certificate of Incorporation and Bylaws of MERGE — Delaware at the Effective Time shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation, subject to any future amendments or deletions thereto in accordance with applicable law. The directors and officers of the Company at the Effective Time will be the directors and officers of the Surviving Corporation until their successors are duly elected and qualified or until their earlier resignation or removal.

3.	Cancellation, Conversion and Continuance of Shares.
(a)	MERGE — Delaware. At the Effective Time, all shares of capital stock of MERGE — Delaware owned by the Company immediately prior to the consummation of the Merger shall be cancelled.

(b)	Company Shares. Each issued and outstanding share, and each share then held in the treasury, of the common stock of the Company shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically converted at the Effective Time into one share of common stock of the Surviving Corporation. The terms and conditions of each stock option, warrant or other right to purchase shares of the Company’s common stock outstanding immediately prior to the consummation of the Merger shall remain the same, except that such option, warrant or other right shall be an option, warrant or such other right, as the case may be, to purchase shares of the common stock of the

Surviving Corporation. The Preferred Series 3 Special Voting Share of the Company shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically converted at the Effective Time into one Preferred Series 3 Special Voting Share of the Surviving Corporation.

The consummation of the Merger shall not be deemed a transaction that constitutes a change of control, as such term is defined in the stock option plans or agreements of the Company under which options to purchase shares of its common stock have been granted. Accordingly, the terms of outstanding stock options of the Company shall not be affected as a result of the Merger. A number of shares of the Surviving Corporation will be reserved for issuance upon the exercise of options, or rights to purchase or otherwise acquire equal to the number of shares or other securities of the Company so reserved immediately prior to the Effective Time.

It will not be necessary for stockholders of the Company to exchange their existing stock certificates representing shares of common stock of the Company for stock certificates representing shares of Surviving Corporation common stock. In the event, however, such stockholders decide to effect such an exchange, they shall receive shares of Surviving Corporation common stock possessing, subject to differences in applicable law, the same general rights as the common stock of the Company.
4.	Approval, Filing and Effective Time. This Agreement and Plan of Merger shall be adopted and approved by MERGE — Delaware and the Company in the manner required by the Delaware General Corporation Law, as amended (the “DGCL”), and the Wisconsin Business Corporation Law, as amended (the “WBCL”), respectively. After this Agreement and Plan of Merger has been adopted and approved, and so long as it has not been terminated pursuant to Section 5 hereof, the Company and MERGE — Delaware, upon obtaining the requisite Company stockholder approval under the WBCL, shall file a Articles of Merger with the Secretary of State of Wisconsin and a certificate of ownership and merger with the Secretary of State of the State of Delaware. The Merger shall become effective upon the filing of such certificate with the Secretary of State of Delaware (the “Effective Time”).

5.	Amendment; Termination. This Agreement and Plan of Merger may be amended or terminated at any time prior to the Effective Time by action of the Board of Directors of both the Company and MERGE — Delaware, except as otherwise prohibited by the WBCL or the DGCL, notwithstanding the adoption or approval contemplated by Section 4 hereof.

6.	Further Assurances. From time to time, as and when required by the Surviving Corporation or its successors or assigns, there shall be executed and delivered on behalf of the Company such documents and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary to: (i) cause the Surviving Corporation to have its common stock registered with the Securities and Exchange Commission under Section 12(b) of the

Securities Exchange Act of 1934, as amended, and to have its common stock listed on The NASDAQ Capital Market, (ii) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and (iii) otherwise carry out the purposes of this Agreement and Plan of Merger. The executive officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Company or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.
          IN WITNESS WHEREOF, the Company and MERGE — Delaware have executed this Agreement and Plan of Merger as of the day and year first above written.

MERGE HEALTHCARE INCORPORATED
(A Wisconsin corporation)

By:
Title:

MERGE HEALTHCARE INCORPORATED
(A Delaware corporation)

By:
Title:

Appendix C
CERTIFICATE OF INCORPORATION
OF
MERGE HEALTHCARE INCORPORATED
ARTICLE I
NAME
          The name of the Corporation is MERGE HEALTHCARE INCORPORATED.
ARTICLE II
ADDRESS OF REGISTERED AGENT
          The address of this Corporation’s registered office in the State of Delaware is at 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
PURPOSE; EXISTENCE
          The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (the “DGCL”). The Corporation is to have a perpetual existence.
ARTICLE IV
CAPITAL STOCK
          The distinguishing designation of each class of sharers, the number of shares of each class which the Corporation shall have authority to issue, the distinguishing designation of each series within a class, if any, and the par value are:

	Series	No. of
Class	(If Any)	Shares	Par Value Per Share
Common	None	100,000,000	$.01
Preferred	None	1,000,000	$.01
	Series 3 Special Voting Stock	1

ARTICLE V
RELATIVE RIGHTS OF THE CAPITAL STOCK

     A. Preferred Shares. The preferences, limitations and relative rights of the Preferred Shares are:
          (1) The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a Certificate of Amendment to the Corporation’s Certificate of Incorporation, without a vote of shareholders and in accordance with the DGCL, to fix or alter from time to time, the designation, powers, preferences and rights of the shares of each such series, and the qualifications, limitations or restrictions thereof, including without limitation the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Shares, and to establish from time to time the designation thereof, or any of them (a “Preferred Share Amendment”) and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the Preferred Share Amendment originally fixing the number of shares of such series. No share or shares of any class or series of Preferred Shares acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be re-issued as part of such class or series and the Board of Directors is authorized to retire any such share or shares. The retirement of any such share or shares shall not reduce the total authorized number of Preferred Shares.
          The holders of the Preferred Shares of each series shall be entitled to receive dividends, when and as declared by the Board of Directors from the funds legally therefore, as they may be entitled to in accordance with the Preferred Share Amendment adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed in such Amendment. So long as there shall be outstanding any Preferred Shares of any series entitled to cumulative dividends pursuant to any such Preferred Share Amendment providing for the issue of such series, no dividend, whether in cash or property, shall be paid or declared, nor shall any distribution be made on the Common Shares nor shall any Common Shares be purchased, redeemed or otherwise acquired for value by the Corporation if at the time of making such payment, declaration, distribution, purchase, redemption or acquisition, the Corporation shall be in default with respect to any dividend payable on or obligation to maintain a purchase, retirement or sinking fund with respect to or to redeem shares of Preferred Shares of any series. The foregoing provisions of this Section (A)(1) shall not, however, apply to a dividend payable in Common Shares or to the acquisition of Common Shares in exchange for or through the application of the proceeds of the sale of Common Shares. Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of this Article V, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding Common Shares and the Preferred Shares of any series shall not be entitled to participate therein.
          (2) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Preferred Shares of each series shall be entitled to receive, out of the assets of the Corporation available for distribution to its shareholders before any distribution of assets shall be made to the holders of the Common Shares, the amount per share, if any, fixed by the Board of Directors in the Preferred Share Amendment, plus in each case an amount equal to any cumulative dividends thereon to the date of final distribution to the holders of the Preferred Shares, and the holders of the Common Shares shall be entitled, to the exclusion of the holders of the Preferred Shares of any and all series, to participate ratably in all the assets of the Corporation then remaining in accordance with their respective rights and preferences. If upon any liquidation, dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding Preferred Shares the full amounts to which they shall be entitled, the holders of Preferred Shares of all series shall participate ratably in any distribution of assets according to the respective amounts which would be payable in respect of the Preferred Shares held by them upon such distribution if all amounts payable in respect of the Preferred Shares of all series were paid in full. Neither the statutory merger nor consolidation of the Corporation into or with any other corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the corporation within the meaning of this Section.
          (3) The Corporation, at the option of the Board of Directors, may redeem the whole or any part of the Preferred Shares of any series at the price or prices and on the terms and conditions provided in the Preferred Share Amendment adopted by the Board of Directors providing for the issue of such series.
          (4) Anything herein or in any Preferred Share Amendment adopted by the Board of Directors providing for the issue of any series of Preferred Shares contained to the contrary notwithstanding, the rights of the holders of all classes of shares of the Corporation in respect of dividends and purchase, retirement or sinking funds, if any, shall at all times be subject to the power of the Board of Directors from time to time to set aside such reserves and to make such other provisions, if any, as the Board of Directors shall deem to be necessary or advisable for working capital, for expansion of the Corporation’s business (including the acquisition of real and personal property for the purpose) and for any other purpose of the Corporation.
          (5) Except as otherwise provided by the statutes of the State of Delaware or by the Preferred Share Amendment adopted by the Board of Directors providing for the issue of any series of Preferred Shares, the holders of the Preferred Shares shall have no right to vote. The holders of the Preferred Shares shall not be entitled to receive notice of any meeting of shareholders at which they are not entitled to vote or consent.
          (6) Except as otherwise provided by the statutes of the State of Delaware or by the Preferred Shares Amendment adopted by the Board of Directors providing for the issue of any series of Preferred Shares, the vote of the holders of all or any portion of the Preferred Shares, as a class, shall not be required for any action whatsoever to be taken or authorized by the shareholders of the Corporation, including any amendment of the Articles of Incorporation.
     B. Series 3 Special Voting Stock. The preferences, limitations and relative rights of the Preferred Shares, Series 3 Special Voting Stock (“Series 3 Special Voting Stock”) are:

          (1) Dividends. Neither the holder nor, if different, the owner of the Series 3 Special Voting Stock shall be entitled to receive dividends in its capacity as holder or owner thereof.
          (2) Voting Rights. Subject to paragraph 6 hereof, the holder of record of the Series 3 Special Voting Stock shall be entitled to all of the voting rights, including the right to vote in person or by proxy, of the Series 3 Special Voting Stock on any matters, questions, proposals or propositions whatsoever that may properly come before the shareholders of the Corporation at a meeting of the shareholders or in connection with a consent of shareholders.
          (3) Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holder of the Series 3 Special Voting Stock shall be entitled to receive out of the assets of the Corporation available for distribution to the shareholders, an amount equal to $0.01 before any distribution is made on the common stock of the Corporation or any other stock ranking junior to the Series 3 Special Voting Stock as to distribution of assets upon liquidation, dissolution or winding-up.
          (4) Ranking. The Series 3 Special Voting Stock shall, with respect to rights on liquidation, winding up and dissolution, rank (i) senior to all classes of common stock of the Corporation and (ii) junior to any other class or series of capital stock of the Corporation.
          (5) Redemption. The Series 3 Special Voting Stock shall not be subject to redemption, except that at such time as no exchangeable shares (“Exchangeable Shares”) of Merge Cedara ExchangeCo Limited (other than Exchangeable Shares owned by the Corporation and its affiliates) shall be outstanding, and no shares of stock, debt, options or other agreements which could give rise to the issuance of any Exchangeable Shares to any person (other than the Corporation and its affiliates) shall exist, the Series 3 Special Voting Stock shall automatically be redeemed and canceled, for an amount equal to $0.01 per share due and payable upon such redemption. Upon any such redemption or other purchase or acquisition of the Series 3 Special Voting Stock by the Corporation, the Series 3 Special Voting Stock shall be deemed retired and may not be reissued.
          (6) Other Provisions. Pursuant to the terms of the certain Voting and Exchange Trust Agreement to be dated June 1, 2005 by and between Merge Cedara ExchangeCo Limited, the Corporation and a trust company incorporated under the laws of Canada, as such agreement may be amended, modified or supplemented from time to time (the “Trust Agreement”):
               (a) During the term of the Trust Agreement, the Corporation may not, without the consent of the holders of the Exchangeable Shares (as defined in the Trust Agreement), issue any shares of its Series 3 Special Voting Stock in addition to the Series 3 Special Voting Stock;
               (b) the Series 3 Special Voting Stock entitles the holder of record to a number of votes at meetings of holders of common shares of the Corporation equal to the number of Exchangeable Shares outstanding from time to time (other than the Exchangeable Shares held by the Corporation and its affiliates);

               (c) the Trustee (as defined by the Trust Agreement) shall exercise the votes held by the Series 3 Special Voting Stock pursuant to and in accordance with the Trust Agreement;
               (d) the voting rights attached to the Series 3 Special Voting Stock shall terminate pursuant to and in accordance with the Trust Agreement; and
               (e) the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitation and restrictions of such Series 3 Special Voting Stock shall be otherwise provided in the Trust Agreement.
ARTICLE VI
INCORPORATOR
          The name and mailing address of the incorporator are [                     ].
ARTICLE VII
BY-LAWS
     A. The Board of Directors shall have the power to adopt, amend and repeal the By-laws of the Corporation. The stockholders entitled to vote in the election of directors may adopt additional By-laws and may amend or repeal any By-law adopted by the Board.
     B. Subject to the rights of the holders of any class or series of capital stock having a preference over the Common Stock as to dividends and/or upon liquidation, the number of directors that shall constitute the entire Board shall not be less than three (3) nor more than twelve (12), with the actual number of directors to be determined from time to time by the Board pursuant to duly adopted resolutions of the Board.
ARTICLE VIII
MEETINGS OF STOCKHOLDERS
          Meeting of stockholders shall be held at such place, in or outside the State of Delaware, as may be designated by or in the manner provided in the By-laws of the Corporation or, if not so designated, as determined by the Board. Elections of directors need not be by written ballot except as and to the extent required by the By-laws of the Corporation.

Appendix D Bylaws
BY-LAWS
OF
MERGE HEALTHCARE INCORPORATED
(a Delaware corporation)
ARTICLE I.  OFFICES
          1.01.        Principal and Business Offices.  The corporation may have such principal and other business offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the corporation may require from time to time.
          1.02.        Registered Office.  The registered office of the corporation shall be maintained in the City of Wilmington, State of Delaware, and the registered agent in charge thereof is The Corporation Trust Company. The registered agent and the address of the registered office may be changed from time to time by the Board of Directors.
ARTICLE II.  STOCKHOLDERS
          2.01.        Annual Meeting.  The annual meeting of the stockholders of the corporation (the “Annual Meeting”) shall be held at such time and date as may be fixed by or under the authority of the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may properly come before the Annual Meeting in accordance with Section 2.13 of these by-laws.  In fixing a meeting date for any Annual Meeting, the Board of Directors may consider such factors as it deems relevant within the good faith exercise of its business judgment.
          2.02.        Special Meetings. A special meeting of the stockholders (a “Special Meeting”) may be called only by (i) the Chairman of the Board, (ii) the Chief Executive Officer or (iii) the Board of Directors. Business conducted at each Special Meeting shall be confined to the purposes stated in the notice of such meeting.
          2.03.        Place of Meeting. The Board of Directors, the Chairman of the Board or the Chief Executive Officer may designate any place, either within or without the State of Delaware, as the place of meeting for any Annual Meeting or for any Special Meeting, or for any postponement thereof.  If no designation is made, the place of meeting shall be the principal business office of the corporation.  Any meeting may be adjourned to reconvene at any place designated by vote of the Board of Directors or by the Chairman of the Board or the Chief Executive Officer.
          2.04.        Notice of Meeting.  Written notice stating the place, day and hour of any Annual Meeting or Special Meeting shall be delivered not less than 10 (unless a longer period is required by the General Corporation Law of Delaware (the “DGCL”)) nor more than 70 days before the date of such meeting, either personally or by mail, by or at the direction of the Secretary, to each stockholder of record entitled to vote at such meeting and to other stockholders as may be required by the DGCL.  If mailed, notice pursuant to this Section 2.04 shall be deemed to be effective when deposited in the United States mail, addressed to each stockholder at his or her address as it appears on the stock record books of the corporation, with postage thereon prepaid.  Unless otherwise required by the DGCL, a notice of an Annual Meeting need not include a description of the purpose for which the meeting is called.  In the case of any Special Meeting, the notice of meeting shall describe any business that the Board of Directors shall have theretofore determined to bring before the meeting.  If an Annual Meeting or Special Meeting is adjourned to a different date, time or place, the corporation shall not be required to give notice of the new date, time or place if the new date, time or place is announced at the meeting before adjournment; provided, however, that if a new Meeting Record Date for an adjourned meeting is or must be fixed, the corporation shall give notice of the adjourned meeting to persons who are stockholders as of the new Meeting Record Date.
          2.05.        Fixing of Record Date.  The Board of Directors may fix in advance a date not less than 10 days and not more than 60 days prior to the date of any Annual Meeting or Special Meeting as the record date for

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the determination of stockholders entitled to notice of, or to vote at, such meeting (the “Meeting Record Date”).  The stockholders of record on the Meeting Record Date shall be the stockholders entitled to notice of and to vote at the meeting.  A determination of stockholders entitled to notice of and to vote at any Annual Meeting or Special Meeting is effective for any adjournment of such meeting unless the Board of Directors fixes a new Meeting Record Date.  The Board of Directors may also fix in advance a date as the record date for the purpose of determining stockholders entitled to take any other action or determining stockholders for any other purpose.  Such record date shall be not more than 60 days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken.  The record date for determining stockholders entitled to a distribution (other than a distribution involving a purchase, redemption or other acquisition of the corporation’s shares) or a share dividend is the date on which the Board of Directors authorizes the distribution or share dividend, as the case may be, unless the Board of Directors fixes a different record date.
          2.06.        Stockholder Lists.  After a Meeting Record Date has been fixed, the corporation shall prepare a list of the names of all of the stockholders entitled to notice of the meeting.  The list shall be arranged by class or series of shares, if any, and show the address of and number of shares held by each stockholder.  Such list shall be available for inspection by any stockholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing to the date of the meeting, at the corporation’s principal office or at a place identified in the meeting notice in the city where the meeting will be held.  A stockholder or his or her agent may, on written demand, inspect and, subject to the limitations imposed by the DGCL, copy the list, during regular business hours and at his or her expense, during the period that it is available for inspection pursuant to this Section 2.06.  The corporation shall make the stockholders’ list available at the meeting and any stockholder or his or her agent or attorney may inspect the list at any time during the meeting or any adjournment thereof.  Refusal or failure to prepare or make available the stockholders’ list shall not affect the validity of any action taken at a meeting of stockholders.
          2.07.        Quorum and Voting Requirements; Postponements; Adjournments.  The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise expressly provided by the DGCL, the Certificate of Incorporation or these by-laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have the power, by the vote of the holders of a majority of the capital stock thereon, to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided by the DGCL). At such adjourned meeting at which the requisite amount of shares of voting stock shall be represented, any business may be transacted that might have been transacted at the meeting as originally scheduled. At all meetings of the stockholders, each stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and hearing a date not more than three years prior to said meeting, unless such instrument lawfully provides for a longer period. At each meeting of the stockholders, each stockholder shall have one vote for each share of capital stock having voting power, registered in his or her name on the books of the corporation at the record date fixed or otherwise determined in accordance with these by-laws. Except as otherwise expressly provided by the DGCL, the Certificate of Incorporation or these by-laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote thereat; provided, however, that a quorum shall be present. The directors shall be elected by the stockholders at the annual meeting or any special meeting called for such purpose.   Unless otherwise provided in the Certificates of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at any Annual Meeting or Special Meeting at which a quorum is present. For purposes of this Section 2.07, “plurality” means that the individuals with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting or Special Meeting.
          2.08.        Conduct of Meetings.  The Chairman of the Board, and in his or her absence, the Chief Executive Officer, shall call any Annual Meeting or Special Meeting to order and shall act as chairman of such meeting.  In the absence of the Chairman of the Board and the Chief Executive Officer, such duties shall be performed by the President.  In the absence of the Chairman of the Board, the Chief Executive Officer and the President, such duties shall be performed by a Vice-President in the order provided under Section 4.07, or in their absence, by any person chosen by the stockholders present.  The Secretary of the corporation shall act as secretary of

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all Annual Meetings and Special Meetings, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.
          2.09.        Proxies.  At any Annual Meeting or Special Meeting, a stockholder entitled to vote may vote in person or by proxy.  A stockholder may appoint a proxy to vote or otherwise act for the stockholder by signing an appointment form, either personally or by his or her attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent of the corporation authorized to tabulate votes.  An appointment is valid for eleven months from the date of its signing unless a different period is expressly provided in the appointment form.  The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxies.
          2.10.        Voting of Shares.  Each outstanding share shall be entitled to one vote upon each matter submitted to a vote at any Annual Meeting or Special Meeting except to the extent that the voting rights of the shares of any class or classes are enlarged, limited or denied by the Certificate of Incorporation or the DGCL.
          2.11.        Acceptance of Instruments Showing Stockholder Action.  If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a stockholder, the corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of a stockholder.  If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of a stockholder, the corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of the stockholder if any of the following apply:
          (a)           The stockholder is an entity and the name signed purports to be that of an officer or agent of the entity.
          (b)           The name purports to be that of a personal representative, administrator, executor, guardian or conservator representing the stockholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation is presented with respect to the vote, consent, waiver or proxy appointment.
          (c)           The name signed purports to be that of a receiver or trustee in bankruptcy of the stockholder and, if the corporation requests, evidence of this status acceptable to the corporation is presented with respect to the vote, consent, waiver or proxy appointment.
          (d)           The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the stockholder and, if the corporation requests, evidence acceptable to the corporation of the signatory’s authority to sign for the stockholder is presented with respect to the vote, consent, waiver or proxy appointment.
          (e)           Two or more persons are the stockholders as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.
The corporation may reject a vote, consent, waiver or proxy appointment if the Secretary or other officer or agent of the corporation who is authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the stockholder.
          2.12.        Waiver of Notice by Stockholders.  A stockholder may waive any notice required by the DGCL, the Certificate of Incorporation or these by-laws before or after the date and time stated in the notice. The waiver shall be in writing and signed by the stockholder entitled to the notice, contain the same information that would have been required in the notice under applicable provisions of the DGCL (except that the time and place of meeting need not be stated) and be delivered to the corporation for inclusion in the corporate records.  A stockholder’s attendance at any Annual Meeting or Special Meeting, in person or by proxy, waives objection to all of the following:  (a) lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting or promptly upon arrival objects to holding the meeting or transacting business at the meeting; and (b) consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the stockholder objects to considering the matter when it is presented.

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          2.13.        Notice of Stockholder Business and Nomination of Directors.
     (a)            Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an Annual Meeting (A) pursuant to the corporation’s notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this by-law and who is entitled to vote at the meeting and complies with the notice procedures set forth in this Section 2.13.
     (b)           For nominations, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation.  To be timely, a stockholder’s notice shall be received by the Secretary of the corporation at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the date of the prior year’s annual meeting.  Such stockholder’s notice shall be signed by the stockholder of record who intends to make the nomination (or his duly authorized proxy or other representative), shall bear the date of signature of such stockholder (or proxy or other representative) and shall set forth:  (A) the name and address, as they appear on this corporation’s books, of such stockholder and the beneficial owner or owners, if any, on whose behalf the nomination or proposal is made; (B) the class and number of shares of the corporation which are beneficially owned by such stockholder or beneficial owner or owners; (C) a representation that such stockholder is a holder of record of shares of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination or introduce the other business specified in the notice; and (D)the name and residence address of the person or persons to be nominated, (II) a description of all arrangements or understandings between such stockholder or beneficial owner or owners and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such stockholder, (III) such other information regarding each nominee proposed by such stockholder as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors and (IV) the written consent of each nominee to be named in a proxy statement and to serve as a director of the corporation if so elected.
ARTICLE III.  BOARD OF DIRECTORS
          3.01.        General Powers and Number.  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its Board of Directors.  The number of directors of the corporation shall consist of not less than three (3) nor more than eleven (11) individuals. The specific number of directors shall be fixed from time to time by the Board of Directors.
          3.02.        Chairman of the Board.  The Board of Directors shall annually elect one of its members to be Chairman of the Board and shall fill any vacancy in the position of Chairman of the Board at such time and in such manner as the Board of Directors shall determine. The Chairman of the Board shall preside at all meetings of the Board of Directors and of stockholders. The Chairman shall perform such other duties and services as shall be assigned to or required of the Chairman by the Board of Directors.
          3.03.        Tenure and Qualifications.  Each director shall hold office until the next Annual Meeting and until his or her successor shall have been elected and qualified, or until there is a decrease in the number of directors which takes effect after the expiration of his or her term, or until his or her prior death, resignation or removal.  A director may be removed by the stockholders only at a meeting called for the purpose of removing the director, and the meeting notice shall state that the purpose, or one of the purposes, of the meeting is removal of the director.  A director may be removed from office but only for cause (as defined herein) if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her; provided, however, that, if the Board of Directors, by resolution, shall have recommended removal of a director, then the stockholders may remove such

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director without cause by the vote referred to above.  As used herein, “cause” shall exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged liable for actions or omissions in the performance of his or her duty to the corporation in a matter which has had a materially adverse effect on the business of the corporation.  A director may resign at any time by delivering written notice which complies with the DGCL to the Chairman of the Board or to the corporation.  A director’s resignation is effective when the notice is delivered unless the notice specifies a later effective date.  Directors need not be residents of the State of Delaware.
          3.04.        Regular Meetings.  A regular meeting of the Board of Directors shall be held without other notice than this by-law immediately after the Annual Meeting, and each adjourned session thereof.  The place of such regular meeting shall be the same as the place of the Annual Meeting which precedes it, or such other suitable place as may be announced at such Annual Meeting.  The Board of Directors may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of additional regular meetings without other notice than such resolution.
          3.05.        Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the Chief Executive Officer or any three directors.  The Chairman of the Board or the Chief Executive Officer may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Directors, and if no other place is fixed the place of meeting shall be the principal business office of the corporation.
          3.06.        Notice; Waiver.  Notice of each meeting of the Board of Directors (unless otherwise provided in or pursuant to Section 3.04) shall be given by written notice delivered or communicated in person, by electronic mail, telegram, facsimile or other form of wire or wireless communication, or by mail or private carrier, to each director at his or her business address or at such other address as such director shall have designated in writing filed with the Secretary, in each case not less than 48 hours prior to the time of the meeting.  If mailed, such notice shall be deemed to be effective when deposited in the United States mail so addressed, with postage thereon prepaid.  If notice be given by electronic mail, telegram, facsimile or other form of wire or wireless communication, such notice shall be deemed to be effective when transmitted for delivery.  If notice is given by private carrier, such notice shall be deemed to be effective when the notice is delivered to the private carrier.  Whenever any notice whatever is required to be given to any director of the corporation under the Certificate of Incorporation or these by-laws or any provision of the DGCL, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice.  The corporation shall retain any such waiver as part of the permanent corporate records.  A director’s attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.
          3.07.        Quorum.  Except as otherwise provided by the DGCL or by the Certificate of Incorporation or these by-laws, a majority of the number of directors determined in accordance with Section 3.01 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.
          3.08.        Manner of Acting.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the DGCL or by the Certificate of Incorporation or these by-laws.
          3.09.        Conduct of Meetings.  The Chairman of the Board, and in his or her absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall act as chairman of the meeting.  The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the presiding officer may appoint any Assistant Secretary or any director or other person present to act as secretary of the meeting. Minutes of any regular or special meeting of the Board of Directors shall be prepared and distributed to each director.

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          3.10.        Vacancies.  Except as provided below, any vacancy occurring in the Board of Directors, including a vacancy resulting from an increase in the number of directors, may be filled by any of the following:  (a) the stockholders; (b) the Board of Directors; or (c) if the directors remaining in office constitute fewer than a quorum of the Board of Directors, the directors, by the affirmative vote of a majority of all directors remaining in office.  If the vacant office was held by a director elected by a voting group of stockholders, only the holders of shares of that voting group may vote to fill the vacancy if it is filled by the stockholders, and only the remaining directors elected by that voting group may vote to fill the vacancy if it is filled by the directors.  A vacancy that will occur at a specific later date, because of a resignation effective at a later date or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.
          3.11.        Compensation.  The Board of Directors, by affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, may establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise, or may delegate such authority to an appropriate committee.  The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits, and other benefits or payments, to directors, officers and employees to the corporation.
          3.12.        Presumption of Assent.  A director of the corporation who is present at a meeting of the Board of Directors or a committee thereof of which he or she is a member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless any of the following occurs:  (a) the director objects at the beginning of the meeting or promptly upon his arrival to holding the meeting or transacting business at the meeting; (b) the director dissents or abstains from an action taken and minutes of the meeting are prepared that show the director’s dissent or abstention from the action taken; (c) the director delivers written notice that complies with the DGCL of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting; or (d) the director dissents or abstains from an action taken, minutes of the meeting are prepared that fail to show the director’s dissent or abstention from the action taken, and the director delivers to the corporation a written notice of that failure that complies with the DGCL promptly after receiving the minutes.  Such right to dissent or abstain shall not apply to a director who voted in favor of such action.
          3.13.        Committees.  The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of directors set forth in Section 3.01 may create one or more committees, appoint members of the Board of Directors to serve on the committees and designate other members of the Board of Directors to serve as alternates. Each committee shall have at least one member who shall, unless otherwise provided by the Board of Directors, serve at the pleasure of the Board of Directors.  A committee may be authorized to exercise the authority of the Board of Directors, except as otherwise limited by the DGCL.  Unless otherwise provided by the Board of Directors in creating the committee, a committee may employ counsel, accountants and other consultants to assist it in the exercise of its authority.
          3.14.        Telephonic Meetings.  Except as herein provided and notwithstanding any place set forth in the notice of the meeting or these by-laws, members of the Board of Directors (and any committee thereof) may participate in regular or special meetings by, or through the use of, any means of communication by which all participants may simultaneously hear each other, such as by conference telephone.  If a meeting is conducted by such means, then at the commencement of such meeting the presiding officer shall inform the participating directors that a meeting is taking place at which official business may be transacted. Any participant in a meeting by such means shall be deemed present in person at such meeting.  Notwithstanding the foregoing, no action may be taken at any meeting held by such means on any particular matter which the presiding officer determines, in his sole discretion, to be inappropriate under the circumstances for action at a meeting held by such means.  Such determination shall be made and announced in advance of such meeting.
          3.15.        Unanimous Consent without Meeting.  Any action required or permitted by the Certificate of Incorporation or these by-laws or any provision of the DGCL to be taken by the Board of Directors (or a committee thereof) at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all members of the Board or of the committee, as the case may be, then in office.  Such action shall be effective when the last director or committee member signs the consent, unless the consent specifies a different effective date.

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ARTICLE IV.  OFFICERS
          4.01.        Number.  The principal officers of the corporation shall be a Chief Executive Officer, a President, one or more Vice-Presidents, a Chief Financial Officer, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors.  Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors.  The Board of Directors may also authorize any duly appointed officer to appoint one or more officers or assistant officers.  Any two or more offices may be held by the same person.
          4.02.        Election and Term of Office.  The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after the Annual Meeting.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be.  Each officer shall hold office until such officer’s successor shall have been duly elected or until his or her prior death, resignation or removal.
          4.03.        Removal and Resignation.  The Board of Directors may remove any officer and, unless restricted by the Board of Directors or these by-laws, an officer may remove any officer or assistant officer appointed by that officer, at any time, with or without cause and notwithstanding the contract rights, if any, of the officer removed.  Election or appointment shall not of itself create contract rights.  An officer may resign at any time by delivering notice to the corporation that complies with the DGCL.  The resignation shall be effective when the notice is delivered, unless the notice specifies a later effective date and the corporation accepts the later effective date.
          4.04.        Vacancies.  A vacancy in any principal office because of death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.  If a resignation of an officer is effective at a later date as contemplated by Section 4.03 hereof, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor may not take office until the effective date.
          4.05.        Chief Executive Officer.  Subject to the control of the Board of Directors, the Chief Executive Officer shall in general supervise and control all of the business and affairs of the corporation.  He or she shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint and remove such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them.  He or she shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, securities, contracts, leases, reports, and all other documents or other instruments necessary or proper to be executed in the course of the corporation’s regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, he or she may authorize any elected President, Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his place and stead.  In general, he or she shall perform all duties incident to the office of Chief Executive Officer of the corporation and such other duties as may be prescribed by the Board of Directors from time to time.
          4.06.        President.  In the absence of the Chief Executive Officer or in the event of his or her death, inability or refusal to act, or in the event for any reason it shall be impracticable for the Chief Executive Officer to act personally, the President shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.  He or she shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them.  Such agents and employees shall hold office at the discretion of the President.  He or she shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation’s regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, he or she may authorize any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his place and stead.  In general the President shall perform all duties incident to the office of President

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and such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer from time to time.
          4.07         The Vice-Presidents.  In the absence of the President or in the event of his or her death, inability or refusal to act, or in the event for any reason it shall be impracticable for the President to act personally, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.  Any Vice-President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him or her by the President, Chief Executive Officer or by the Board of Directors.  The execution of any instrument of the corporation by any Vice-President shall be conclusive evidence, as to third parties, of his authority to act in the stead of the President.
          4.08         Chief Financial Officer.  Subject to the control of the Board of Directors and the Chief Executive Officer, the Chief Financial Officer shall in general perform all of the duties incident to the office of Chief Financial Officer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him by the Chief Executive Officer or by the Board of Directors.  He or she shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, contracts, leases, reports, and all other documents or other instruments necessary or proper to be executed in the course of the corporation’s regular business, or which shall be authorized by the Chief Executive Officer or by resolution of the Board of Directors.  The Chief Financial Officer shall have the same authority as a Vice-President of the corporation under these by-laws to execute documents, contracts or the like on behalf of the corporation or to otherwise bind the corporation.
          4.09.        The Secretary.  The Secretary shall: (a) keep the minutes of all Annual Meetings and Special Meetings and of all meetings of the Board of Directors in one or more books provided for that purpose (including records of actions taken without a meeting); (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by the DGCL; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) maintain a record of the stockholders of the corporation, in a form that permits preparation of a list of the names and addresses of all stockholders, by class or series of shares and showing the number and class or series of shares held by each stockholder; (e) sign with the Chief Executive Officer, the President, or a Vice-President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him or her by the President, the Chief Executive Officer or by the Board of Directors.
          4.10.        The Treasurer.  The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) maintain appropriate accounting records; (c) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Section 5.04; and (d) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him or her by the President, the Chief Executive Officer or by the Board of Directors.  If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.
          4.11.        Assistant Secretaries and Assistant Treasurers.  There shall be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time authorize.  The Assistant Secretaries may sign with the Chief Executive Officer, the President or a Vice-President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors.  The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.  The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as shall from time to time be

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delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the President, the Chief Executive Officer or the Board of Directors.
          4.12.        Other Assistants and Acting Officers.  The Board of Directors shall have the power to appoint, or to authorize any duly appointed officer of the corporation to appoint, any person to act as assistant to any officer, or as agent for the corporation in his stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors or the appointing officer shall have the power to perform all the duties of the office to which he or she is so appointed to be assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors or the appointing officer.
          4.13.        Salaries.  The salaries of the principal officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.
ARTICLE V.  CONTRACTS, LOANS, CHECKS AND DEPOSITS;
SPECIAL CORPORATE ACTS; FISCAL YEAR
          5.01.        Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances.  In the absence of other designation, all deeds, mortgages and instruments of assignment or pledge made by the corporation shall be executed in the name of the corporation by the Chief Executive Officer, the President or one of the Vice-Presidents and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer; the Secretary or an Assistant Secretary, when necessary or required, shall affix the corporate seal thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.
          5.02.        Loans.  No indebtedness for borrowed money shall be contracted on behalf of the corporation and no evidences of such indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors.  Such authorization may be general or confined to specific instances.
          5.03.        Checks, Drafts, etc.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.
          5.04.        Deposits.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as may be selected by or under the authority of a resolution of the Board of Directors.
          5.05         Voting of Securities Owned by this Corporation. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted at any meeting of security holders of such other corporation by the Chief Executive Officer if he or she be present, or in his or her absence by the President of this corporation if he or she be present, or in his or her absence by any Vice-President of this corporation who may be present, and (b) whenever, in the judgment of the Chief Executive Officer, or in his absence of the President, or in his absence of any Vice-President, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the Chief Executive Officer, the President or one of the Vice-Presidents of this corporation, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer.  Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.

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          5.06 Fiscal Year. The fiscal year of the corporation shall be as designated from time to time by the Board of Directors.
ARTICLE VI.  CERTIFICATES FOR SHARES AND THEIR TRANSFER
          6.01.        Certificates for Shares. Certificates representing shares of the corporation shall be in such form, consistent with the DGCL, as shall be determined by the Board of Directors.  Such certificates shall be signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice-President and by the Secretary or an Assistant Secretary.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.  All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except as provided in Section 6.06.
          6.02.        Facsimile Signatures and Seal. The seal of the corporation (if any) on any certificates for shares may be a facsimile.  The signatures of the Chairman of the Board, the Chief Executive Officer, the President or any Vice-President and the Secretary or Assistant Secretary upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation.
          6.03.        Signature by Former Officers.  In case any officer, who has signed or whose facsimile signature has been placed upon any certificate for shares, shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer at the date of its issue.
          6.04.        Transfer of Shares.  Prior to due presentment of a certificate for shares for registration of transfer the corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner.  Where a certificate for shares is presented to the corporation with a request to register for transfer, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty.  The corporation may require reasonable assurance that said endorsements are genuine and effective and in compliance with such other regulations as may be prescribed under the authority of the Board of Directors.
          6.05.        Restrictions on Transfer.  A restriction on the hypothecation, transfer or registration of the shares of the corporation may be imposed either by these by-laws or by an agreement among any number of stockholders or such holders and the corporation. No restriction so imposed shall be binding with respect to those securities issued prior to the adoption of the restriction unless the holders of such securities are parties to an agreement or voted in favor of the restriction. The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the corporation upon the transfer of such shares.
          6.06.        Lost, Destroyed or Stolen Certificates. Where the owner claims that his or her certificate for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) files with the corporation a sufficient indemnity bond, and (c) satisfies such other reasonable requirements as the Board of Directors may prescribe.
          6.07.        Consideration for Shares.  The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the corporation.  Before the corporation issues shares, the Board of Directors shall determine that the consideration received or to be received for the shares to be issued is adequate.  In the absence of a resolution adopted by the Board of Directors expressly determining that the consideration received or to be received is adequate, Board approval of the issuance of the shares shall be deemed to constitute such a determination.  The determination of the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable. The corporation may place in escrow shares issued in whole or in part

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for a contract for future services or benefits, a promissory note, or other property to be issued in the future, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the benefits or property are received or the promissory note is paid.  If the services are not performed, the benefits or property are not received or the promissory note is not paid, the corporation may cancel, in whole or in part, the shares escrowed or restricted and the distributions credited.
          6.08.        Stock Regulation.  The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Delaware as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the corporation.
          6.09.        Transfer Agent and Registrars.  The Board shall have the power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates be countersigned and registered by one or more of such transfer agents and registrars.
ARTICLE VII.  SEAL
          7.01.        The Board of Directors may (but shall not be required to) provide a corporate seal.
ARTICLE VIII.  INDEMNIFICATION/EXCULPATION
          8.01.        Exculpation.
          (a)           A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, as the same exists or hereafter may be amended, or (d) for any transaction from which the director derived an improper personal benefit.
          (b)           If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of directors of this corporation shall be eliminated or limited to the full extent authorized by the DGCL, as so amended. Any repeal or modification of this Section 8.01 shall not increase the personal liability of any director of this corporation for any act or occurrence taking place prior to such repeal or modification or otherwise adversely affect any right or protection of a director of this corporation existing at the time of such repeal or modification.
          8.02        Indemnification.
          (c)          Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, investigation, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director of the corporation or is or was serving at the request of the corporation as a director of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is an alleged action in an official capacity as a director or in any other capacity while serving as a director, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), against all cost, expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in paragraph (c) hereof with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the corporation.

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          (b)            Right to Advancement of Expenses. Any person entitled to indemnification pursuant to paragraph (a) of this Article VIII shall also be reimbursed by the corporation for all expenses incurred in defending or preparing to defend any proceeding for which such right to indemnification is applicable, in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article VIII or otherwise.
          (c)            Right of Indemnitee to Bring Suit. The rights to indemnification and to the advancement of expenses conferred in paragraphs (a) and (b) of this Article VIII shall be contract rights between the corporation and each director. Any repeal or modification of this Article VIII shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing. If a claim under paragraph (a) or (b) of this Article VIII is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expense pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard for indemnification set forth in the DGCL. Neither the failure of the corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the corporation (including its board of directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such a suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the corporation.
          (d)            Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate of Incorporation, any by-law, agreement, vote of stockholders or disinterested directors or otherwise.
          (e)            Witnesses. To the extent that any director of the corporation is by reason of such position, or a position with another entity at the request of the corporation, a witness in any proceeding, he shall be indemnified against all costs and expenses actually and reasonably incurred by him or on his behalf in connection therewith.
          (f)            Insurance. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under this Article VIII or the DGCL.
          (g)            Indemnification of Employees and Agents of the Corporation. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses to any officer, employee or agent of the corporation, or to any person serving at the request of the corporation as an officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors of the corporation.
          8.03.        Predecessors and Subsidiaries..  Notwithstanding anything to the contrary in this Article VIII, the directors and officers of the corporation’s predecessor and subsidiaries shall continue to be entitled to rights to indemnification and to the advancement of expenses conferred in the charter documents of such predecessors and subsidiaries and not any such rights conferred under this Article VIII.

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ARTICLE IX.  AMENDMENTS
          9.01.        By Stockholders.  These by-laws may be altered, amended or repealed and new by-laws may be adopted by the stockholders at any Annual Meeting or Special Meeting at which a quorum is in attendance.
          9.02.        By Directors.  These by-laws may also be altered, amended or repealed and new by-laws may be adopted by the Board of Directors by affirmative vote of a majority of the number of directors present at any meeting at which a quorum is in attendance; provided, however, that the stockholders in adopting, amending or repealing a particular by-law may provide therein that the Board of Directors may not amend, repeal or readopt that by-law.
          9.03.        Implied Amendments.  Any action taken or authorized by the stockholders or by the Board of Directors, which would be inconsistent with the by-laws then in effect but is taken or authorized by affirmative vote of not less than the number of shares or the number of directors required to amend the by-laws so that the by-laws would be consistent with such action, shall be given the same effect as though the by-laws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.
ARTICLE X.  INTERPRETATION
          10.01.      Interpretation.  Unless the context requires otherwise, all words used in these by-laws in the singular number extend to and include the plural, all words in the plural number extend to and include the singular, and all words in any gender extend to and include all genders.

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MERGE HEALTHCARE INCORPORATED 6737 WEST WASHINGTON STREET SUITE 2250 MILWAUKEE, WISCONSIN 53214-5650 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Justin C. Dearborn and Steven M. Oreskovich, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, par value $0.01 per share, of Merge Healthcare Incorporated (the “Company”) held of record by the undersigned on July 11, 2008, at the 2008 Annual Meeting of Shareholders to be held on August 19, 2008, or any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR the proposals set forth herein.
(Continued and to be signed on the reverse side)

2008 ANNUAL MEETING OF SHAREHOLDERS OF MERGE HEALTHCARE INCORPORATED August 19, 2008 Please date, sign and mail your proxy card in the envelope provided as soon as possible. ¯ Please detach along perforated line and mail in the envelope provided. ¯
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒ — 1. Elect seven (7) individuals to serve as Directors until the next annual meeting of 2 Approve the FOR AGAINST ABSTAIN Shareholders or otherwise as provided in the Company’s Amended and Restated Bylaws (check amendment to the one box). Merge Healthcare Incorporated 2005 Equity Incentive Plan to increase the shares of common stock authorized for issuance thereunder by 3,000,000 shares ☐ ☐ ☐ Approve the amendment to the Amended and Restated Articles of Incorporation (or the Certificate of Incorporation of the Surviving Corporation of the Merger described below) allowing the board of directors, in its discretion at any time prior to August 19, 2009, to effect a reverse stock split of our outstanding common stock with an exchange ratio of either two-for-three or NOMINEES: 3 one-for-two ☐ ☐ ☐ ¡ Dennis Brown ¡ Justin C. Dearborn ¡ Michael W. Ferro, Jr. ¡ Robert T. Geras ¡ Gregg G. Hartemayer ¡ Richard A. Reck ☐ FOR ALL NOMINEES ¡ Neele E. Stearns ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES Approve the change in our state of incorporation from Wisconsin to Delaware and approve and adopt the Agreement and Plan of Merger providing for the merger of the Company into its wholly-owned subsidiary incorporated in ☐ FOR ALL EXCEPT 4 Delaware ☐ ☐ ☐
To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: = — Ratify the Company’s appointment of the firm BDO Seidman, LLP as the Company’s independent registered public accounting firm for 5 2008 ☐ ☐ ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the submitted via this method. ☐ Annual Meeting, or any adjournment or postponement thereof. —— —

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. The Board of Directors recommends a vote FOR all director nominees and FOR proposals 2-5. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. —
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Signature of Shareholder Date: Signature of Shareholder Date: — — — — -